SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_] Soliciting Material Under Rule
[_] Confidential, For Use of the           14a-12
    Commission Only (as permitted
    by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials

                               Foster Wheeler Ltd.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:

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         2)   Aggregate number of securities to which transaction applies:

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         3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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

         4)   Proposed maximum aggregate value of transaction:

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         5)   Total fee paid:

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[_] Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount previously paid:

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         2)   Form, Schedule or Registration Statement No.:

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         3)   Filing Party:

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         4)   Date Filed:

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                                       2

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000


To Our Common and Preferred Shareholders:

         On November 29, 2004, we will hold two general meetings of our shareholders at our offices, located at Perryville Corporate Park, Clinton, New
Jersey:

         COMMON SHAREHOLDERS: At 3:00 p.m., we will hold a special general meeting of common shareholders.

         COMMON SHAREHOLDERS AND PREFERRED SHAREHOLDERS: At 3:30 p.m., we will hold a joint annual and special general meeting of all shareholders.

         The matters to be voted upon at each meeting are listed in the notices that follow this letter. These matters are described in more detail in the accompanying proxy statement. If you are a common shareholder, we urge you read the entire proxy statement. Part I provides general information about the meetings. Part II describes the proposal to be voted upon at the special general meeting of common shareholders. Part III describes the proposals to be voted upon at the joint annual and special general meeting of all shareholders. Part IV provides other information about our company. Preferred shareholders should read Parts I, III and IV of the proxy statement.

         If you are a common shareholder, the enclosed proxy card covers both meetings. If you are a preferred shareholder, the enclosed proxy card covers only the joint annual and special general meeting. In either case, we ask that you please be sure to DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD in the enclosed, postage-paid envelope as promptly as possible, or appoint a proxy to vote your shares by using the telephone or Internet, as described in the attached proxy statement, so that your shares may be represented at the relevant meeting or meetings and voted in accordance with your wishes.

         If you have any questions about either meeting, or if you require assistance, please call Georgeson Shareholder Services at 1-800-891-3214.

         IMPORTANT NOTE TO HOLDERS OF BOTH COMMON AND PREFERRED SHARES AND HOLDERS OF FRACTIONAL SHARES: If you hold both common shares and preferred shares, or if you hold a fraction of a common share or preferred share, you will receive at least two packages, each containing a proxy card. It is very important that you RETURN ALL PROXY CARDS, to ensure that all of your shares are represented at the relevant meeting or MEETINGS.

         If you attend either meeting, you may vote in person, even if you have previously submitted a proxy card.

                              Sincerely,

                              Raymond J. Milchovich

                              Chairman, President and
                               Chief Executive Officer

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000

                         ------------------------------

            NOTICE OF SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2004

                         ------------------------------

         A special general meeting of common shareholders of Foster Wheeler Ltd. will be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, on November 29, 2004, at 3:00 p.m. to approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20, subject to the approval of (1) the common share consolidation and a related reduction in the par value of the Company's common shares, which is proposal 7 to be considered by the Company's shareholders at a joint annual and special general meeting that will follow the special general meeting of common shareholders, and (2) proposals 8 and 9 at that joint annual and special general meeting. The proposed resolution to be adopted by common shareholders to approve the common share consolidation is set forth in Annex A to the attached proxy statement.

         All registered holders of Foster Wheeler Ltd. common shares at the close of business on October 25, 2004, are entitled to notice of, and to vote at the special general meeting and any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are being sent to common shareholders on or about October 29, 2004.

         ADMISSION TO THE SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS WILL BE BY TICKET ONLY. IF YOU ARE A REGISTERED COMMON SHAREHOLDER PLANNING TO ATTEND, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD OR, IF YOU APPOINT A PROXY BY INTERNET OR TELEPHONE, INDICATE YOUR PLANS TO ATTEND WHEN PROMPTED. In all cases, retain the bottom portion of the proxy card as your admission ticket to the meeting. If you are a shareholder whose common shares are held through an intermediary such as a bank or broker, follow the instructions in the proxy statement to obtain a ticket.


                                           By Order of the Board of Directors

                                           LISA FRIES GARDNER

                                           VICE PRESIDENT & SECRETARY


October 28, 2004


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR COMMON SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD. IF YOU OWN BOTH COMMON SHARES AND PREFERRED SHARES, PLEASE SIGN AND RETURN BOTH OF YOUR SIGNED PROXY CARDS.

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000

                         ------------------------------

       NOTICE OF JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2004

                         ------------------------------

         A joint annual and special general meeting of shareholders of Foster Wheeler Ltd. will be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, on November 29, 2004, at 3:30 p.m. for the following purposes:

     1.     To elect three directors, for terms expiring in 2007.

     2. To approve the recommendation of the Audit Committee to appoint PricewaterhouseCoopers LLP as Foster Wheeler Ltd.'s independent auditors for 2004, to make such appointment, and to authorize the board of directors, acting through its Audit Committee, to set the independent auditors' remuneration.

     3. To approve awards of restricted stock units and stock options to directors.

     4. To approve an amendment to the bye-laws, in the form set forth in Annex A to the attached proxy statement, replacing the director retirement age of 72 in bye-law 10(4) with a provision requiring the board of directors to establish a director retirement age.

     5. To approve an amendment to the bye-laws, in the form set forth in Annex A to the attached proxy statement, replacing the requirement in bye-law 10(5) that each director must own at least 100 common shares when elected and at least 1000 common shares by the third anniversary of the election with a provision requiring the board of directors to establish share ownership policy for non-employee directors.

     6. To approve an amendment to the bye-laws, in the form set forth in Annex A to the attached proxy statement, replacing the statement in bye-law 20 that director remuneration shall be determined, as the board of directors from time to time determines, by the Company in general meeting with a provision clarifying that director remuneration will be determined by the directors from time to time.

     7. To approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20 and a related reduction in the par value per common share from $.20 to $.01, subject to the approval of, and immediately following the effectiveness of, the capital alterations described in proposals 8 and 9. This proposal is also subject to the approval of the share consolidation at a special general meeting of the common shareholders to be held prior to the joint annual and special general meeting of shareholders. The proposed resolution to be adopted by shareholders for this purpose is set forth in Annex A to the attached proxy statement.

     8. To approve a reduction in the par value of the Company's authorized common and preferred share capital from US$1.00 to US$.01 per share, effective upon the approval of proposal 9. The proposed resolution to be adopted by shareholders for this purpose is set forth in Annex A to the attached proxy statement.

     9. To approve an increase in the authorized capital of the Company from US$1,615,000 to US$14,774,089.57 by the authorization of an additional 1,315,908,957 common shares, effective immediately after the effectiveness of proposal 8. The proposed resolution to be adopted by shareholders for this purpose is set forth in Annex A to the attached proxy statement.

     10. To address any other matters that properly come before the joint annual and special general meeting and any adjournments or postponements thereof.

         The Company's audited financial statements for the year ended December 26, 2003 will be presented at the joint annual and special general meeting.

         All registered holders of Foster Wheeler Ltd.'s common shares and series B convertible preferred shares at the close of business on October 25, 2004, are entitled to notice of, and to vote at the meeting and any postponements or adjournments of the meeting. This proxy statement and the accompanying proxy card are being sent to shareholders on or about October 29, 2004.

         ADMISSION TO THE JOINT ANNUAL AND SPECIAL GENERAL MEETING WILL BE BY TICKET ONLY. IF YOU ARE A REGISTERED SHAREHOLDER PLANNING TO ATTEND, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD OR, IF YOU APPOINT A PROXY BY INTERNET OR TELEPHONE, INDICATE YOUR PLANS TO ATTEND WHEN PROMPTED. In all cases, retain the bottom portion of the proxy card as your admission ticket to the meeting. If you are a shareholder whose shares are held through an intermediary such as a bank or broker, follow the instructions in the proxy statement to obtain a ticket.


                                           By Order of the Board of Directors

                                           LISA FRIES GARDNER

                                           VICE PRESIDENT & SECRETARY


October 28, 2004


         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY RETURN YOUR SIGNED PROXY IN THE ENCLOSED ENVELOPE OR DIRECT THE VOTING OF YOUR SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD. IF YOU OWN BOTH COMMON SHARES AND PREFERRED SHARES, PLEASE SIGN AND RETURN BOTH OF YOUR SIGNED PROXY CARDS.

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                                                                                        ----
Part I - The Meetings............................................................................         8
  Time, Date and Place...........................................................................         8
  Record Date....................................................................................         8
  Voting.........................................................................................         8
  Quorum.........................................................................................         9
  Proxies........................................................................................         9
  How You Can Vote...............................................................................         9
     By Telephone................................................................................        10
     By Internet.................................................................................        10
     By Mail.....................................................................................        10
  Revocation of Proxy............................................................................        10
  Validity.......................................................................................        11
  Solicitation of Proxies........................................................................        11
  Requisite Vote for the Proposal to be Considered at the
     Special Common Share Meeting................................................................        11
  Requisite Vote for Each Proposal at the Annual Meeting.........................................        11
  Background of the Proposal for the Special Common Share Meeting and
     Proposals 7, 8 and 9 for the Annual Meeting.................................................        11
  Effects of Annual Meeting Proposals 7, 8 and 9 on Common Shares................................        13

Part II - The Special Common Share Meeting.......................................................        15
  Proposal - Common Share Consolidation .........................................................        15
     Principal Effects of the Common Share Consolidation ........................................        16
     Effect on Issued Options, Warrants and Preferred Shares.....................................        16
     Procedure for Effecting Common Share Consolidation and
        Exchange of Share Certificates ..........................................................        16
     Certain Federal Income Tax Considerations...................................................        17
     Board Recommendation  ......................................................................        17

Part III - The Annual Meeting....................................................................        18
  Proposal 1 - Election of Directors.............................................................        18
     Nominees for Election at this Annual Meeting................................................        18
     Similar Information on Continuing Directors.................................................        19
  Proposal 2 - Independent Auditors: Appointment and Authorization of Audit
     Committee To Set Remuneration...............................................................        21
  Proposal 3 - Awards of Restricted Stock Units And Stock Options For Directors..................        22
  Proposal 4 - Amendment To The Bye-Laws Regarding Director Retirement Age.......................        23
  Proposal 5 - Amendment To The Bye-Laws Regarding Director Share Ownership......................        23
  Proposal 6 - Amendment To The Bye-Laws Regarding Director Remuneration.........................        24
  Proposal 7 - Common Share Consolidation and Reduction in Par Value.............................        25
     Principal Effects of the Reverse Share Split................................................        25
     Effect on Issued Options, Warrants and Preferred Shares.....................................        26
     Procedure for Effecting Common Share Consolidation and Exchange of Share Certificates.......        26
     Certain Federal Income Tax Considerations...................................................        27
     Board Recommendation........................................................................        27
  Proposal 8 - Reduction in Par Value of Common Shares and Preferred Shares......................        28
     Principal Effects of the Par Value Reduction................................................        28
     Procedure for Effecting the Par Value Reduction.............................................        29
     Board Recommendation........................................................................        29
  Proposal 9 - Increase in the Number of Authorized Common Shares of the Company.................        30
     Principal Effects of the Share Increase Amendment...........................................        31

     Procedure for Effecting the Share Increase Amendment........................................        32
     Board Recommendation........................................................................        32

Part IV - Other Matters..........................................................................        33
     Ownership of Common Shares by Directors and Executive Officers..............................        33
     Other Beneficial Owners.....................................................................        34
     Executive Officers..........................................................................        35
     Section 16(a) Beneficial Ownership Reporting Compliance.....................................        36
     Involvement in Certain Legal Proceedings....................................................        36
Executive Compensation...........................................................................        37
     Report of the Compensation Committee on Executive Compensation..............................        37
     Audit Committee Report......................................................................        39
     Audit Fees..................................................................................        41
     Policy on Audit Committee Pre-Approval of Audit and Permissible
        Non-Audit Services Performed by the Independent Accountants..............................        41
     Committees of the Board.....................................................................        41
     Director Nominations........................................................................        43
     Executive Sessions of the Non-Management Directors..........................................        44
     Communicating with Directors................................................................        44
     Compensation of Directors...................................................................        44
     Summary Compensation Table..................................................................        46
     Options Granted.............................................................................        50
     Aggregate Options Exercises.................................................................        50
     Long-Term Incentive Plans--Awards in Last Fiscal Year.......................................        51
     Defined Benefit Plans.......................................................................        51
     Employment Agreements.......................................................................        52
     Change-in-Control Arrangements..............................................................        55
     Separation Agreements.......................................................................        56
     Compensation Committee Interlocks and Insider Participation.................................        56
Certain Relationships and Related Transactions...................................................        57
Performance Graph................................................................................        57
Proposals of Shareholders for the 2005 Annual Meeting............................................        59
Incorporation by Reference.......................................................................        60

Annex A: Text of Amendments to the Bye-Laws and Proposed Shareholder Resolutions to be Adopted at the Special Common Share Meeting and the Annual Meeting

Annex B: Summary of Terms of the Securities Issued in the Equity-for-Debt Exchange Offer and Comparison With Exchanged Securities

Annex C:  Foster Wheeler Ltd. Audit Committee Charter

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------

             For the Special General Meeting of Common Shareholders
                                       and
          The Joint Annual and Special General Meeting of Shareholders
                          to be held November 29, 2004

                       -----------------------------------


         This proxy statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the board of directors of Foster Wheeler Ltd. (hereinafter the "Company" or "Foster Wheeler") to be voted at the Company's Special General Meeting of Common Shareholders (the "special common share meeting"), and Joint Annual and Special General Meeting of Shareholders (the "annual meeting," and together with the special common share meeting, the "meetings"), each to be held on November 29, 2004, and any adjournments or postponements thereof, at the times and place and for the purposes set forth in the accompanying Notice of Special General Meeting of Common Shareholders and Notice of Joint Annual and Special General Meeting of Shareholders. This proxy statement and the accompanying proxy are being sent to shareholders on or about October 29, 2004. If you own both Common Shares, US$1.00 par value (the "common shares") and Series B Convertible Preferred Shares, US$1.00 par value (the "preferred shares"), you will receive at least two packages, each containing a proxy statement and an accompanying proxy card -- please be sure to SIGN AND RETURN ALL PROXY CARDS to ensure that your shares are represented at the relevant meeting or meetings.

         Shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the board of directors. A proxy may be revoked by signing another proxy card with a later date and returning it to us prior to either of the meetings, by telephone or on the Internet prior to either of the meetings, or attending either of the meetings in person and casting a ballot.

         A copy of the Company's Annual Report on Form 10-K/A, including audited financial statements for the fiscal year ended December 26, 2003, filed on June 9, 2004, is enclosed with this proxy statement. In addition, the Annual Report on Form 10-K/A is also available on Foster Wheeler's web site at http://www.fwc.com.

         The board of directors has fixed the close of business on October 25, 2004, as the record date for determination of shareholders entitled to notice of and to vote at the meetings or adjournments thereof. As of October 25, 2004, the issued and outstanding voting shares of the Company consisted of 129,059,955.0778 common shares and 599,943.7152 Series B Convertible Preferred Shares, US$1.00 par value (the "preferred shares").

         Admission to the meetings will be by ticket only. For registered shareholders, the bottom portion of the enclosed proxy card is your meeting ticket. Beneficial owners with shares held through an intermediary, such as a bank or broker, should request tickets by writing to the Office of the Secretary, Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, 08809-4000, and include proof of ownership, such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares, confirming beneficial ownership.

                                     PART I
                                  THE MEETINGS

TIME, DATE AND PLACE

         The special common share meeting will be held at 3:00 p.m. on Monday, November 29, 2004, at the offices of the Company located at Perryville Corporate Park, Clinton, New Jersey.

         The annual meeting will be held at 3:30 p.m. on Monday, November 29, 2004, at the offices of the Company located at Perryville Corporate Park, Clinton, New Jersey.

RECORD DATE

         Only registered shareholders at the close of business on October 25, 2004, as shown in Foster Wheeler's register of members, will be entitled to vote, or to grant proxies to vote, at the meetings.

VOTING

         SPECIAL COMMON SHARE MEETING

         Each issued common share is entitled to one vote at the special common share meeting. The preferred shares will not be entitled to vote at the special common share meeting.

         ANNUAL MEETING

         Each issued common share is entitled to one vote at the annual meeting. Each issued preferred share is entitled to 1300 votes at the annual meeting, which is the number of common shares that would be issuable upon a conversion of one preferred share in accordance with the applicable conversion ratio as of the record date. Fractional shares are entitled to their proportionate vote. In general, holders of preferred shares vote with the holders of common shares as a single class on all matters brought before the Company's shareholders. However, this is not always the case. See "--Requisite Vote for Each Proposal at the Annual Meeting" on page 11.

         As of October 25, 2004, the issued and outstanding voting shares of the Company consisted of 129,059,955.0778 common shares and 599,943.7152 preferred shares.

         When and if the preferred shares become convertible, they will cease to vote unless required by Bermuda law, except that the preferred shares will vote, as a separate class, on:

         o any amendment, alteration or repeal of the Company's memorandum of association

         o    any amendment, alteration or repeal of the Company's bye-laws,

         o any amendment, alteration or repeal of the certificate of designation relating to the preferred shares (or the board of directors' resolution adopting the related certificate of designation), and

         o any change in the terms of the preferred shares (whether effected by merger, amalgamation or otherwise),

in each case that would affect the powers, preferences or rights of the preferred shares. Votes on these matters will require the approval of holders of at least three-fourths of the issued preferred shares consenting or voting as a separate class. The preferred shares become convertible into common shares upon shareholder approval of proposal 8, the par value reduction, and proposal 9, the increase in authorized common shares. The preferred shares will vote on all of proposals 1 through 9 (the "proposals") at the annual meeting.

         GENERAL

         Pursuant to the Securities and Exchange Commission Rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on a proposal, or to withhold authority to vote for one or more of the nominees for director.

QUORUM

         SPECIAL COMMON SHARE MEETING

         The Company's bye-laws require the presence of a quorum for the special common share meeting. The presence at the special common share meeting, in person or by proxy, of persons holding or representing at least one-third of the issued common shares will constitute a quorum. The approval requirement for the proposal to be considered at the special common share meeting is, however, three-fourths of the issued common shares. Abstentions will be counted as present for purposes of determining the presence or absence of a quorum at the special common share meeting.

         ANNUAL MEETING

         The Company's bye-laws require the presence of a quorum for the annual meeting. The presence at the annual meeting, in person or by proxy, of shareholders holding in excess of 50% of the total issued voting common shares and preferred shares will constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining the presence or absence of a quorum at the annual meeting.

PROXIES

         A proxy card covering both meetings is being sent to each Foster Wheeler common shareholder who held shares as of the record date. A proxy card covering the annual meeting is being sent to each preferred shareholder who held shares as of the record date. If you properly received a proxy card, you may grant a proxy to vote on the proposals presented in one of three ways which are explained in the next section entitled "How You Can Vote". If you hold shares through someone else, such as a stock broker, in the name of a bank, or other nominee, you will receive voting instructions from that firm. Check the voting form provided to you by such person to see if they offer Internet or telephone voting.

         If you have timely submitted your properly executed proxy card(s) or appointed a proxy to vote your shares by telephone or by Internet and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted your properly executed proxy card(s) and have not clearly indicated your vote on any of the proposals, your shares will be voted "FOR" such proposals.

         If any other matters are properly presented at the annual meeting for consideration, the persons named in the proxy will have the discretion to vote on these matters in accordance with their best judgment.

HOW YOU CAN VOTE

         You may vote by proxy or in person at the meetings. If your shares are held in your name, you can vote by proxy in three convenient ways:

         BY TELEPHONE:

                  By telephone by CALLING TOLL-FREE 1-800-435-6710. This is available 24 hours a day, seven days a week. You will need to provide the 11-digit control number contained on your proxy card. Easy-to-follow voice prompts allow you to direct the vote of your shares and confirm that your instructions have been properly recorded. In order for your shares to be represented at the meetings, your telephone proxy must be received by 11:59 p.m. Eastern Time the business day prior to the meetings. You can also consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you use this telephone service, you do NOT need to return your proxy card. If you plan to attend one or both of the meetings, please retain the bottom portion of the proxy card as your admission ticket(s) and please respond to the question asking whether you plan to attend the meetings.

         BY INTERNET:

                  By Internet at http://WWW.EPROXY.COM/FWC. This is available 24 hours a day, seven days a week. You will need to provide the 11-digit control number contained on your proxy card. In order for your shares to be represented at the meetings, your vote must be received by 11:59 p.m. Eastern Time the business day prior to the meetings. You will be given the opportunity to confirm that your instructions have been properly recorded, and you can consent to view future proxy statements and annual reports on the Internet instead of receiving them in the mail. If you use this Internet service, you do NOT need to return your proxy card. If you plan to attend the meetings, please retain the bottom portion of the proxy card as your admission tickets and please respond to the question asking whether you plan to attend the meetings.

         BY MAIL:

                  If you choose to return your executed proxy by mail, mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you misplaced your business reply envelope, you should mail your proxy card to Mellon Investor Services LLC, Proxy Processing, P.O. Box 3510, South Hackensack, New Jersey 07606-9210. If you plan to attend one or both of the meetings, please retain the bottom portion of the proxy card(s) as your admission ticket(s). If you own both common and preferred shares, or if you own fractions of shares, please be sure to SIGN AND RETURN ALL PROXY CARDS THAT HAVE BEEN MAILED TO YOU, to ensure that your shares are represented at the relevant meeting or meetings.

         Under applicable Bermuda law, a company's bye-laws may provide requirements for shareholders to appoint proxies to vote their shares at general meetings of shareholders. Section 42 of the Company's bye-laws provides alternative procedures for a shareholder to appoint a proxy, including by written instrument, by electronic means or as otherwise determined by the board of directors and further provides that the decision of the chairman of any general meeting as to the validity of any proxy shall be final.

         If you hold your Foster Wheeler shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when directing the voting of your shares.

REVOCATION OF PROXY

         With respect to each meeting, if you appoint a proxy, you may revoke that proxy at any time before it is voted at such meeting. You may do this by
(a) signing another proxy card with a later date and returning it to Mellon Investor Services LLC prior to such meeting, (b) voting or re-voting by telephone or on the Internet in the manner and prior to the deadline set forth above under "How You Can Vote--By Telephone," or "How You Can Vote--By Internet," as applicable or (c) attending such meeting in person and casting a ballot. Later appointments of proxies by telephone or Internet will supersede and cancel earlier appointments of proxies. If you hold your Foster Wheeler shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking any previously granted proxy.

VALIDITY

         The inspectors of election will determine all questions as to the validity, form, eligibility, including time of receipt, and acceptance of proxies. Their determination will be final and binding. The board of directors has the right to waive any irregularities or conditions as to the manner of voting. The Company may accept your proxy by any form of written or electronic communication so long as it is reasonably assured that the communication is authorized by you.

SOLICITATION OF PROXIES

         The expense of preparing, printing and mailing this proxy statement and the accompanying material will be borne by the Company. Solicitation of individual shareholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by officers and regular employees of the Company who will receive no additional compensation for such activities. In addition, the Company has retained Georgeson Shareholder Communications Inc. to solicit proxies from brokers and nominees at a cost of US$8,500 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

REQUISITE VOTE FOR THE PROPOSAL TO BE CONSIDERED AT THE SPECIAL COMMON SHARE MEETING

         Approval of the proposal to be considered at the special common share meeting requires the affirmative vote of three-fourths of the issued common shares. Abstentions will have the same effect as a vote against the proposal. For this proposal to be effected, it must also be approved at the annual meeting. See "Proposal 7" in the following section.

REQUISITE VOTE FOR EACH PROPOSAL AT THE ANNUAL MEETING

         PROPOSALS 1, 2, 3, 4, 5, 6, 8 AND 9. Approval of these proposals requires the affirmative vote of a majority of the votes cast at the annual meeting, assuming there is a quorum at the meeting. Abstentions and broker non-votes will have no effect on the outcome of these matters.

         PROPOSAL 7. Approval of annual meeting proposal 7 requires the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions will have no effect on the outcome of this vote at the annual meeting. In addition, for this proposal to be effected, the proposal to be considered at the special common share meeting must also be approved. See "--Requisite Vote for the Proposal at the Special Common Share Meeting."

BACKGROUND OF THE PROPOSAL FOR THE SPECIAL COMMON SHARE MEETING AND PROPOSALS 7, 8 AND 9 FOR THE ANNUAL MEETING

         THE EQUITY-FOR-DEBT EXCHANGE OFFER COMPLETED ON SEPTEMBER 24, 2004

         On September 24, 2004, the Company completed an equity-for-debt exchange offer in which it issued common shares, preferred shares, warrants to purchase common shares, or in some cases to purchase preferred shares, and new notes in exchange for certain of its outstanding debt securities and trust securities.

         THE EQUITY-FOR-DEBT EXCHANGE OFFER HAS BEEN COMPLETED. YOU ARE NOT BEING ASKED TO CONSIDER OR VOTE UPON ANY ELEMENT OF THE EQUITY-FOR-DEBT EXCHANGE OFFER.

         In March 2002, the Company adopted an improvement plan that focused on four key areas: ensuring a strong, sound backlog; enhancing its project management system; improving its cash position and balance sheet; and scrutinizing discretionary spending. The operating performance portion of the plan concentrated on the quality and quantity of backlog, the execution of projects in order to achieve or exceed profit and cash targets and the optimization of all non-project related cash sources and uses. In connection with this plan, a group of outside consultants was hired for the purpose of carrying out a performance improvement intervention. The tactical portion of the performance improvement intervention concentrates on booking current projects, executing twenty-two "high leverage projects" and generating incremental cash from high leverage opportunities such as overhead reductions, procurement and accounts receivable. The systemic portion of the performance improvement intervention concentrates on sales effectiveness, estimating, bidding and project execution procedures. In conjunction with this initiative, and due to the Company's significant leverage, the Company reviewed various options to restructure its balance sheet to improve its overall capital structure. The equity-for-debt exchange offer was an integral part of this restructuring plan.

         As a result of the Company's recognition of charges in the second half of 2002, the Company was required to renegotiate its senior secured credit agreement. These charges principally related to:

    o the impact of changes in accounting principles and the resulting impairment of goodwill;

    o    losses recognized in anticipation of the sale of two facilities;

    o project/contract-related write-downs, including reduced estimates of claim recoveries and revisions of project cost estimates and related receivables reserves;

    o    provisions for asbestos claims;

    o    provisions for plant impairment;

    o    provisions for restructuring and performance intervention activities;

    o    recognition of pension underfunding;

    o    severance costs; and

    o    charges for accrual of legal settlements.

         These charges significantly negatively impacted the Company's net worth. As a result, the Company was unable to satisfy certain covenants under its senior secured credit agreement.

         In response to its significant leverage and liquidity issues, in early 2002, the Company began considering alternatives to addressing these issues. The board considered two basic options: restructuring the Company's balance sheet and reorganization. The balance sheet restructuring included the equity-for-debt exchange offer in conjunction with a private offering of $120 million of senior secured notes.

         The purpose of the equity-for-debt exchange offer was to reduce the Company's debt, extend the maturity of a portion of the Company's debt and to improve its overall capital structure.

         The Company has no payment obligation with respect to the debt and trust securities that were tendered in the equity-for-debt exchange offer. Holders of trust securities who participated in the exchange offer forfeited any right to receive accumulated but unpaid dividends on the trust securities that they exchanged. In addition, the new notes that were issued in exchange for the 2005 notes have a maturity date that is approximately six years later than the maturity date of the 2005 notes. Consequently, Foster Wheeler will have a significantly longer period in which to repay the new notes. The holders of the trust securities, convertible notes, Robbins bonds and 2005 notes who received shares in the exchange offer became equity holders of Foster Wheeler and no longer have the contractual rights previously accorded to them under the applicable debt instruments governing their securities. The holders of the 2005 notes who received new notes are not entitled to be repaid the principal amount of those notes until the new notes' maturity date in 2011.

         In the equity-for-debt exchange offer:

    o Each holder of 9.00% Preferred Securities, Series I (liquidation amount $25 per trust security) issued by FW Preferred Capital Trust I, or the trust securities, received 0.760 common shares, 0.0123 preferred shares and one warrant to purchase a specified number of common shares for each trust security tendered (liquidation amount $25).

    o Each holder of 6.50% convertible subordinated notes due 2007 issued by Foster Wheeler Ltd., or the convertible notes, received 160.600 common shares and 1.517 preferred shares plus accrued and unpaid interest through the date of the exchange for each $1,000 in principal amount of convertible notes tendered.

    o Each holder of Series 1999 C Bonds maturing in 2009, or the 2009 Series C Robbins bonds, received 192.900 common shares and 1.817 preferred shares plus accrued and unpaid interest through the date of the exchange for each $1,000 in principal amount outstanding as of June 25, 2004, of 2009 Series C Robbins bonds tendered. Each holder of Series 1999 C bonds maturing in 2024, or the 2024 Series C Robbins bonds, received 160.600 common shares and 1.517 preferred shares plus accrued and unpaid interest through the date of the exchange for each $1,000 in principal amount outstanding as of June 25, 2004, of 2024 Series C Robbins bonds tendered. Each holder of Series 1999 D Bonds, or the Series D Robbins bonds, received 192.900 common shares and 1.817 preferred shares for each $1,000 in accreted principal amount outstanding as of June 25, 2004, of Series D Robbins bonds tendered.

    o Each holder of 63/4% senior notes due 2005 issued by Foster Wheeler LLC, or the 2005 notes, received $750 in principal amount of 10.359% senior secured notes due 2011, Series A, or the new notes, and 46.100 common shares and 0.437 preferred shares, plus accrued and unpaid interest for each $1,000 in principal amount of 2005 notes tendered.

         An aggregate of 61,251,475.0078 common shares, 599,943.7152 preferred shares, 4,152,914 warrants and an aggregate principal amount of $141,471,000 of new notes were issued in the equity-for-debt exchange offer. A description of the terms of the new securities issued in the equity-for-debt exchange offer and a comparison against the securities exchanged is included as Annex B.

         THE LOCK-UP AGREEMENT AND CERTIFICATE OF DESIGNATION

         On September 24, 2004, the Company completed an equity-for-debt exchange offer in which it issued common shares, preferred shares, warrants to purchase common shares, or in some cases to purchase preferred shares, and new notes in exchange for certain of its outstanding debt securities and trust securities.

         In connection with this equity-for-debt exchange offer, the Company and certain holders of the debt securities and trust securities that were exchanged entered into a lockup agreement dated July 30, 2004 (the "lockup agreement"). Pursuant to the lockup agreement:

         o these securityholders agreed, among other things, to tender their securities in their respective exchange offer, and to consent to certain amendments to the terms of their securities that were required in order to complete the exchange offer, and

         o the Company agreed, among other things, to either submit the matters covered by annual meeting proposals 7, 8 and 9 to shareholders for approval and the matter covered by the special common share meeting to the common shareholders for approval or to pay an aggregate of $2,500,000 to the holders of the preferred shares, with such amount being paid quarterly as long as these matters are not so submitted.

The certificate of designation that sets forth the terms of the preferred shares also contains these agreements of the Company.

EFFECTS OF ANNUAL MEETING PROPOSALS 7, 8 AND 9 ON COMMON SHARES

         Annual meeting proposal 7 proposes a consolidation of the Company's authorized common share capital at a ratio of 1-for-20, and a related reduction in the resulting $.20 par value per common share to $.01. This annual meeting proposal is referred to in this document as the "reverse share split." The share consolidation portion of this proposal is also being considered by common shareholders at the special common share meeting.

         Annual meeting proposal 8 proposes a reduction in par value of the Company's authorized common share and preferred share capital.

         Annual meeting proposal 9 proposes an increase in the Company's authorized capital and number of authorized common shares.

         The following table shows the effects of all of these proposals on the Company's common shares, assuming that the number of common shares issued as of October 25, 2004 remains issued on the effective date of these alterations to the Company's share capital.

                                              EFFECT OF REVERSE SHARE SPLIT, REDUCTION IN PAR VALUE AND
                                                    INCREASE IN NUMBER OF COMMON SHARES AUTHORIZED
                                                    ----------------------------------------------

                                                 BEFORE                                AFTER
                                                 ------                                -----
Par Value per Common Share............                    US$1.00                             US$.01

Common Shares Authorized..............                160,000,000                      73,795,447.85

Common Shares Issued..................           129,059,955.0778                       6,452,997.75

Common Shares Available for
Future Issuance* .....................            30,940,044.9222                      67,342,450.10

----------

* Common shares in "After" column are or will be reserved for future issuance upon exercise of options and warrants and conversion of preferred shares following the shareholder meetings.

         Currently, the preferred shares vote on an "as converted" basis. This means they are entitled to one vote for every common share issuable upon conversion (regardless of whether they are actually convertible). If proposals 8 and 9 are approved, then the preferred shares will become convertible into common shares at the holder's option, and they will no longer carry any voting rights, except for the right to vote as a class on certain limited matters. If proposals 8 and 9 are not approved, then the preferred shares will not be convertible and will continue to carry voting rights.

         In addition, if proposals 8 and 9 are approved, the Class A warrants that were issued in the equity-for-debt exchange offer and the Class B warrants that were distributed to common shareholders in connection with the equity-for-debt exchange offer, which we call the "warrants," will become exercisable for common shares. If these proposals are not approved, the warrants will remain exercisable for preferred shares instead of common shares.

         Finally, if proposals 8 and 9 are approved, the employee and director stock options to acquire preferred shares, the grant of which was effective October 6, 2004, will become exercisable for common shares. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation."

         Approval of proposals 8 and 9 is necessary for the Company to have enough authorized share capital to allow the preferred shares, including preferred shares issuable upon exercise of the warrants and the management stock options described above, to convert into or become exercisable for, as applicable, common shares.

         In certain circumstances, the approval of proposal 9 could result in the Company having additional common shares available for issuance without shareholder approval. You should read proposal 9 for more information.

                                     PART II
                        THE SPECIAL COMMON SHARE MEETING

                                    PROPOSAL

                           COMMON SHARE CONSOLIDATION

         The Company's board of directors (the "board of directors," or the "board") has approved and recommends that the common shareholders approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20. This alteration to capital is referred to as the "common share consolidation." The day on which the common share consolidation becomes effective is referred to as the "effective date." Upon completion of the common share consolidation, each shareholder of common shares will hold one common share for every 20 common shares held before the effective date. The conversion ratio for the preferred shares, and the terms of the Company's issued options and warrants to purchase common shares (some of which are exercisable for preferred shares prior to approval of proposals 8 and 9 at the annual meeting), will be adjusted accordingly.

         The common share consolidation will be effected only if (1) the common shareholders approve it at the special common share meeting and (2) shareholders at the annual meeting, which will follow the special common share meeting, approve proposals 7, 8 and 9 to be considered at the annual meeting. Proposal 7 proposes the reverse share split, in which the common share consolidation will be followed by a subsequent reduction in the par value of the authorized common shares from $.20 to $.01 per share. Proposals 8 and 9 relate to a reduction in the par value of the common share and preferred share capital from US$1.00 to US$.01 per share (which causes the authorized capital to be reduced from $161,500,000 to $1,615,000), and a subsequent increase in the Company's authorized capital from US$1,615,000 to US$14,774,089.57 by the authorization of an additional 1,315,908,957 common shares, respectively. Proposals 8 and 9 will be effected, if approved at the annual meeting, upon approval of proposal 9, resulting in a par value per common share of $.01. Immediately thereafter, if the common share consolidation is approved at the special common share meeting and the reverse share split is approved at the annual meeting, the reverse share split will be effected.

         The common share consolidation will cause each issued common share to be changed into one-twentieth of a common share, and will as a matter of Bermuda law cause the par value of each common share to increase from $.01 to $.20. Immediately thereafter, as part of the reverse share split:

         o the par value of the Company's common shares will be reduced from US$.20 per share to US$.01 per share, and

         o the Company's authorized share capital will be reduced from US$14,774,089.57 to US$752,954.4785.

         The purpose of the common share consolidation is to comply with the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." If the common share consolidation is effected, the expected immediate effect in the market would be an increase in the trading price per share, although not necessarily on a proportional basis. There are no assurances, however, that the common share consolidation will have this effect.

         Even though a common share consolidation, by itself, does not affect a company's assets or prospects, common share consolidations can result in a decrease in the aggregate market value of a company's equity capital. The Company, however, believes that this risk is offset by the prospect that the common share consolidation may, by increasing the per share price, make an investment in the common shares more attractive for certain investors. A shareholder may hold less than 100 common shares after the common share consolidation, and as a consequence may incur greater costs associated with trading.

         The text of the shareholder resolution to effect the common share consolidation is included in Annex A.

PRINCIPAL EFFECTS OF THE COMMON SHARE CONSOLIDATION

         If the common share consolidation is effected, the number of common shares owned by each holder as of the effective date will immediately and automatically be reduced, so that each holder will own one common share for each 20 common shares held prior to the effective date. For other effects on the common shares resulting from the common share consolidation, together with the reductions in par value contemplated by annual meeting proposals 7 and 8 and the increase in the Company's authorized capital contemplated by annual meeting proposal 9, please see "The Meetings--Effects of Annual Meeting Proposals 7, 8 and 9 on Common Shares" on page 13.

         The proposed common share consolidation will not affect any shareholder's proportionate equity interest in the Company or the proportionate rights, preferences, privileges or priorities of any shareholder.

         As a result of the common share consolidation and related reduction in par value of the common shares, the Company's financial statements will be adjusted to move the paid up amount of US$0.19 in respect of each issued common share from the Company's share capital to the Company's contributed surplus account.

         If approved, the common share consolidation will reduce (1) the number of issued and outstanding common shares from 129,059,955.0778 to 6,452,997.75 and (2) the number of authorized common shares from 1,475,908,957 to 73,795,447.85. The outstanding common share numbers are based on the number of common shares issued as of October 25, 2004. It is possible that additional common shares will be issued prior to the completion of the common share consolidation.

EFFECT ON ISSUED OPTIONS, WARRANTS AND PREFERRED SHARES

         As of October 7, 2004, the Company had issued and outstanding employee and director stock options to purchase an aggregate of 8,147,137 common shares, with exercise prices per share ranging from US$1.17 to US$45.6875 per share, and employee and director stock options to purchase an aggregate of 43,516.76 preferred shares (equivalent to 56,571,788.482 common shares using the conversion ratio of 1300 common shares for each preferred share), with exercise prices per preferred share of US$609.57 (US$0.4689 per common share).

         The Company also issued Class A warrants in the exchange offer and Class B warrants in connection with the exchange offer, to purchase preferred shares equivalent upon conversion to an aggregate of approximately 198,825,832.3436 common shares at an exercise price of US$0.4689 per common share. If proposals 8 and 9 at the annual meeting are approved, these warrants will be exercisable for common shares.

         Under the terms of the Company's issued options and warrants, when the common share consolidation becomes effective, the number of common shares underlying the options and warrants will be proportionately reduced and the exercise price per common share will be proportionately increased. Specifically, the number of common shares underlying the options and warrants will be reduced to one-twentieth of the number currently underlying them, and the exercise price per common share will be increased by twenty times. Similarly, under the terms of the preferred shares, when the common share consolidation becomes effective, the number of common shares into which each preferred share is convertible will be proportionately reduced.

PROCEDURE FOR EFFECTING COMMON SHARE CONSOLIDATION AND EXCHANGE OF SHARE CERTIFICATES

         Upon the effectiveness of the common share consolidation, the number of common shares held by each shareholder will be appropriately adjusted in the Company's register of members. Shareholders will be notified on or after the effective date that the common share consolidation has been effected.

         As soon as practicable after the effective date, common shareholders will be provided the opportunity (but will not be obligated) to surrender their certificates representing pre-consolidation common shares to the exchange agent in exchange for certificates representing post-consolidation common shares. Shareholders will not receive certificates representing post-consolidation common shares unless and until the certificates representing their pre-consolidation common shares are surrendered and they provide such evidence of ownership of such shares as the Company or the exchange agent may require. The Company's transfer agent will act as the Company's exchange agent for shareholders in implementing the exchange of share certificates.

         Holders of common shares that hold their shares through a broker or other nominee do not need to do anything, since their broker or nominee will act for them in this matter.

         IMPORTANT: SHAREHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED NOTICE FROM THE COMPANY THAT THE COMMON SHARE CONSOLIDATION HAS BECOME EFFECTIVE.

         Beginning on the effective date, each certificate representing pre-common share consolidation common shares will be deemed to evidence ownership of the appropriate number of post-common share consolidation common shares.

         No service charge will be payable by shareholders in connection with the exchange of common share certificates, all costs of which will be borne and paid by the Company.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         A summary of certain United States federal income tax considerations relating to the common share consolidation is set forth below. The discussion is based on present United States federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the common share consolidation. Income tax consequences to particular shareholders may vary from the United States federal tax considerations described generally below, based upon their particular situations or based upon their status as holders that may be subject to special rules, such as financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities or currencies, holders that actually or constructively own or will own 10 percent or more of the Company's voting stock and a non-U.S. holder that is a U.S. expatriate, "controlled foreign corporation," "passive foreign investment company," or "foreign personal holding company." SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED COMMON SHARE CONSOLIDATION UNDER APPLICABLE UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

         The common share consolidation will constitute a "recapitalization" to the Company and its shareholders to the extent that pre-common share consolidation common shares are consolidated into a reduced number of common shares. The Company believes that shareholders will not recognize gain or loss on such consolidation, that such a shareholder's basis in the reduced number of common shares will equal the shareholder's basis in its pre-common share consolidation common shares, and that the holding period of the post-common share consolidation common shares received will include the holding period of the pre-common share consolidation common shares.

BOARD RECOMMENDATION

         The board of directors believes that the common share consolidation is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE COMMON SHARE CONSOLIDATION CONTEMPLATED BY THIS PROPOSAL.

                                    PART III
                               THE ANNUAL MEETING

                            ANNUAL MEETING PROPOSAL 1

                              ELECTION OF DIRECTORS

         In accordance with our bye-laws and pursuant to a resolution adopted by the board of directors on February 26, 2002, the board of directors was divided into three classes, with one class of directors to be selected each year for a three year term.

         The term of directors in one class expires in 2004. Pursuant to a recommendation by the Company's Governance and Nominating Committee, the board of directors has unanimously nominated Eugene D. Atkinson, Stephanie Hanbury-Brown and David M. Sloan as nominees for election to the board of directors for terms expiring in 2007.

         The proxy agents of the board of directors intend to vote for the election of the nominees named below, unless instructed otherwise. If any eligible nominee becomes unable to accept nomination or election, proxies will be voted for those remaining, and the board of directors will either reduce the size of the board, or select substitute nominees after identifying suitable candidates. The bye-laws provide that the board of directors shall consist of not less than three and not more than twenty directors as shall be fixed from time to time by the board. The board of directors has resolved that the board shall be comprised of EIGHT directors.

         Following is the name, principal occupation, age, and certain other information, as of September 30, 2004, for each director nominee and other directors serving unexpired terms.

NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

EUGENE D. ATKINSON

         Mr. Atkinson is a Managing Partner with RHJ Industrial Partners, a private equity firm. He was previously a Limited Partner with Goldman, Sachs & Co., an investment banking provider, and Chairman of Goldman Sachs (International) from December 1990 to May 1999. Mr. Atkinson, who is 59 years old, became a director of the Company in 1995.

STEPHANIE HANBURY-BROWN

         Ms. Hanbury-Brown is the president of Morganae Foundation, a not-for-profit organization for J.P. Morgan Alumnae, which she founded in 2001. From 2001 - 2003 Ms. Hanbury-Brown headed a real estate investment venture named Alsel LLC where she served as president. Prior to that venture, Ms. Hanbury-Brown joined J.P. Morgan in 1986 where she worked until the end of 2000. During the last few years of her tenure at J.P. Morgan she was the Chief Operating Officer of the Global Equities division and then the head of the E-Commerce division where she lead the development of a firm-wide e-commerce strategy. Ms. Hanbury-Brown, who is 47 years old, was elected to the Board of Directors of the Company on October 15, 2004.

DAVID M. SLOAN

         Mr. Sloan is an international business consultant who has been deeply involved in multinational financial and commercial matters for almost 30 years. He has been president of Corporate Strategies International, Inc. since 1993 and is a senior consultant, as a specialist on South Asia, to The Scowcroft Group an international business advisory firm offering strategic planning, risk management, market development and ongoing operations management. Mr. Sloan holds a Master of Arts in Law and Diplomacy from The Fletcher School of Law & Diplomacy, Tufts University, and he graduated cum laude with a BA in Political Science from Tufts University. Mr. Sloan, who is 51 years old, became a director of the Company in October 2004.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE-NAMED NOMINEES.

SIMILAR INFORMATION ON CONTINUING DIRECTORS

DIANE C. CREEL

         Ms. Creel has been the chairman, chief executive officer and president of Ecovation, Inc., a waste stream technology company, since 2003. From 1993 to 2003 Ms. Creel served as chief executive officer and president of Earth Tech, a Tyco International Ltd. company offering international consulting engineering services. Ms. Creel currently serves on the board of directors of Allegheny Technologies Inc., a public company that produces specialty materials for a variety of industries, Teledyne Technologies, Inca public company that designs and manufactures electronics, instrumentation, communications and propulsion products and provides engineering services, the American Funds of Capital Research Management an investment firm and Goodrich Corporation, a public company which provides systems and services to the aerospace and defense industry. Ms. Creel holds BA and MA degrees in journalism from the University of South Carolina, and she has done post-graduate work at the University of Pennsylvania's Wharton School and at Harvard University. Ms. Creel, who is 55 years old, became a director of the Company in October 2004. Her term will expire in 2006.

ROGER L. HEFFERNAN

         Mr. Heffernan, who is currently retired, has garnered almost 40 years of operations experience at a number of private equity firms and Fortune 500 companies. Mr. Heffernan served on the board of directors of CDI, a privately held distributor of electronic components to the satellite and cable television industries, from 2002 - 2003. He co-founded CRM Partners in 1999, a management consulting firm servicing the banking and investment industry, and was a partner until 2002. Prior to this time, Mr. Heffernan spent several years with Stolhberg Partners, a private equity firm, providing management and corporate restructuring consulting services. Prior to that, Mr. Heffernan served as vice president of manufacturing at General Instrument Corporation, and as a manufacturing executive at IBM Corporation and ITT Corporation. Mr. Heffernan holds a BBA in Accounting from Manhattan College, an MBA in Management from Pace University, and he has completed the Executive Manufacturing Program at the Harvard Graduate School of Business. Mr. Heffernan, who is 64 years old, became a director of the Company in October 2004. His term will expire in 2006.

JOSEPH J. MELONE

         Mr. Melone is the former President and Chief Executive Officer of The Equitable Companies Inc. and the former Chairman and Chief Executive Officer of The Equitable Life Assurance Society of the United States, a provider of insurance and financial services. He is also a director of BISYS Group, Inc., a public company that provides business process outsourcing solutions to investment firms, insurance companies and banks and Horace Mann Educators Corporation, a public company which provides marketing and underwriting of personal lines of property, casualty and life insurance and retirement annuities. Mr. Melone, who is 73 years old, became a director of the Company in September 1988 and became deputy chairman of the board in September 2002. His term will expire in 2005.

RAYMOND J. MILCHOVICH

         Mr. Milchovich has been the Chairman, President and Chief Executive Officer of the Company since October 2001. Formerly, he was the Chairman, President and Chief Executive Officer of Kaiser Aluminum Corporation, a leading producer and marketer of alumina, aluminum and aluminum fabricated products, and Kaiser Aluminum & Chemical Corporation ("KACC") since January 2000. Mr. Milchovich was President of Kaiser Aluminum Corporation and KACC since July 1997. He also served as Chief Operating Officer of Kaiser Aluminum Corporation and KACC from July 1997 through May and June 2000, respectively. Prior to that time, he held several executive positions with Kaiser Aluminum Corporation and its subsidiaries. He is a director of Nucor Corporation, a public company specializing in steel production and recycling. Mr. Milchovich, who is 55 years old, became a director of the Company in October 2001. His term will expire in 2005.

JAMES D. WOODS

         Mr. Woods is the Chairman Emeritus and retired Chief Executive Officer of Baker Hughes Incorporated. Previously, he was Chief Executive Officer of Baker Hughes from April 1987 and Chairman from January 1989, in each case until January 1997. He is also a director of United States Energy Co. (USEC), ESCO Technologies, Integrated Electrical Services, OMI Corporation, and Varco International. Mr. Woods, who is 72 years old, became a director of the Company in September 2002. His term will expire in 2006.

                            ANNUAL MEETING PROPOSAL 2

                      INDEPENDENT AUDITORS: APPOINTMENT AND
              AUTHORIZATION OF AUDIT COMMITTEE TO SET REMUNERATION

         The Audit Committee of the board of directors (the "Audit Committee") has selected, subject to shareholder approval, PricewaterhouseCoopers LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. A representative of PricewaterhouseCoopers LLP will attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. In addition, shareholders are asked to authorize the board of directors, acting through the Audit Committee, to set the remuneration of the Company's independent auditors for 2004.

         THE AUDIT COMMITTEE RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND THE AUTHORIZATION FOR THE BOARD OF DIRECTORS, THROUGH THE AUDIT COMMITTEE, TO SET THE REMUNERATION OF THE INDEPENDENT AUDITORS.

                            ANNUAL MEETING PROPOSAL 3

        AWARDS OF RESTRICTED STOCK UNITS AND STOCK OPTIONS FOR DIRECTORS

         The Compensation Committee of the board of directors (the "Compensation Committee") has approved and the board of directors recommends that the shareholders approve the following grants of equity remuneration to the non-employee directors listed below. In the following table,

         o "Stock Plan" means the Foster Wheeler Ltd. Management Restricted Stock Plan.

         o    "Option Plan" means the Foster Wheeler Ltd. 2004 Stock Option
              Plan.

         o    "RSU" means restricted stock units.

         o    "NSO" means nonstatutory stock options.


                         DIRECTOR RECIPIENTS AND AWARDS

                                               FORM OF AWARD           NO. OF
       NAME                     PLAN            (NSO OR RSU)       COMMON SHARES
       ----                     ----            ------------       -------------
Eugene Atkinson              Stock Plan             RSU                51,614
                             Option Plan            NSO                 59.05
Diane Creel                  Stock Plan             RSU                51,614
                             Option Plan            NSO                 59.05
Stephanie Hanbury-Brown      Stock Plan             RSU                51,614
                             Option Plan            NSO                 59.05
Roger L. Heffernan           Stock Plan             RSU                51,614
                             Option Plan            NSO                 59.05
Joseph J. Melone             Stock Plan             RSU                51,614
                             Option Plan            NSO                 59.05
David M. Sloan               Stock Plan             RSU                51,614
                             Option Plan            NSO                 59.05
James D. Woods               Stock Plan             RSU                51,614
                             Option Plan            NSO                 59.05

         Each of the nonstatutory stock options listed above has a term of three years from the grant date and an exercise price equal to US$0.4689 multiplied by the product of (1) the number of series B convertible preferred shares subject to the option times (2) 1300.

         Subject to shareholder approval, these grants would become 100% vested on December 31, 2005 as to each director, subject to the director's remaining in continuous service on the board throughout such period.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AWARDS OF RESTRICTED STOCK UNITS AND STOCK OPTIONS TO DIRECTORS CONTEMPLATED BY PROPOSAL 3.

                            ANNUAL MEETING PROPOSAL 4

           AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR RETIREMENT AGE

         The board of directors has approved and recommends that the shareholders approve an amendment to the Company's bye-laws to replace the current director retirement provision, which permits directors to serve until the conclusion of the term during which such director reaches his or her seventy-second birthday, with a provision stating that the board of directors will establish a director retirement age by board resolution. The text of the proposed amendment is set forth in Annex A.

         The board of directors believes that it is important to maintain limits on the age of candidates for service as a director. However, the board believes that it is in the best interests of the Company for the board to be able to adjust the retirement requirement for directors from time to time without the need to wait for a meeting of shareholders in order to amend the Company's bye-laws. For these reasons, the board of directors has determined it is in the best interests of the Company to amend bye-law 10(4) to provide that the board will establish director retirement by resolution.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR RETIREMENT AGE CONTEMPLATED BY PROPOSAL 4.



                            ANNUAL MEETING PROPOSAL 5

          AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR SHARE OWNERSHIP

         The board of directors has approved and recommends that the shareholders approve an amendment to the Company's bye-laws to replace the requirement that each director must own at least 100 common shares when elected and at least 1000 common shares by the third anniversary of the election with a provision stating that the board of directors will establish share ownership policy for non-employee directors. The text of the proposed amendment is set forth in Annex A.

         The board of directors believes that it is important for its directors to maintain an appropriate level of equity ownership in the Company. However, the board believes that it is in the best interests of the Company for the board to be able to adjust the required level of equity ownership for directors, depending on various factors such as changes to the market price of our equity securities, without the need to wait for a meeting of shareholders in order to amend the Company's bye laws. For these reasons, the board of directors has determined it is in the best interests of the Company to amend bye-law 10(5) to provide that the board will establish a non-employee director share ownership policy by resolution.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR SHARE OWNERSHIP CONTEMPLATED BY PROPOSAL 5.

                            ANNUAL MEETING PROPOSAL 6

            AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR REMUNERATION

         The board of directors has approved and recommends that the shareholders approve an amendment to the Company's bye-laws relating to director remuneration. The text of the proposed amendment is set forth in Annex A. Currently, bye-law 20 provides that director remuneration will be "determined, as the Board of Directors from time to time determine, by the Company in general meeting." The amendment to bye-law 20 recommended by the board replaces this language with a statement that director remuneration will be determined by the board from time to time.

         The board of directors believes that it is customary at widely held public companies for director compensation to be determined by the board of directors, after considering recommendations from an independent committee such as the Compensation Committee of the board. The board believes that the current language of bye-law 20 is potentially ambiguous. For these reasons, the board of directors has determined it is in the best interests of the Company to amend bye-law 20 to clarify that the board of directors will determine director remuneration from time to time.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE BYE-LAWS REGARDING DIRECTOR REMUNERATION CONTEMPLATED BY PROPOSAL 6.

                            ANNUAL MEETING PROPOSAL 7

              COMMON SHARE CONSOLIDATION AND REDUCTION IN PAR VALUE

         The board of directors has approved and recommends that the shareholders approve a consolidation of the Company's authorized common share capital (the "common share consolidation") at a ratio of 1-for-20 (the "split ratio"), followed by a reduction in the par value of the Company's common shares (collectively, the "reverse share split"). The day on which the reverse share split becomes effective is referred to as the "effective date." Upon completion of the reverse share split on the effective date, each shareholder of common shares will hold one common share for every 20 common shares held before the effective date, and the par value of each common share held will be US$.01. The conversion ratio for the preferred shares, and the terms of the Company's issued options and warrants to purchase common shares, will be adjusted accordingly.

         The reverse share split will be effected only if (1) the Company's common shareholders have approved the common share consolidation at the special common share meeting preceding the annual meeting and (2) shareholders at the annual meeting approve the reverse share split and also approve proposals 8 and 9 to be considered at the annual meeting. Proposals 8 and 9 will be effected, if approved, upon approval of proposal 9, resulting in a par value per common share of $.01. Immediately thereafter, if the common share consolidation is approved at the special common share meeting and the reverse share split is approved at the annual meeting, the reverse share split will be effected. The common share consolidation will cause each issued common share to be reclassified as and changed into one-twentieth of a common share, and will cause the par value of each common share to increase from $.01 to $.20. Immediately thereafter, as part of the reverse share split:

         o the par value of the Company's authorized common shares will be reduced from US$.20 per share to US$.01 per share, and

         o the Company's authorized share capital will be reduced from US$14,774,089.57 to US$752,954.4785.

         The purpose of the reverse share split is to comply with the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." If the reverse share split is effected, the expected immediate effect in the market would be an increase in the trading price per share, although not necessarily on a proportional basis. There are no assurances, however, that the reverse share split will have this effect.

         Even though a reverse share split, by itself, does not affect a company's assets or prospects, reverse share splits can result in a decrease in the aggregate market value of a company's equity capital. The Company, however, believes that this risk is offset by the prospect that the reverse share split may, by increasing the per share price, make an investment in the common shares more attractive for certain investors. A shareholder may hold less than 100 common shares after the reverse share split, and as a consequence may incur greater costs associated with trading.

         The shareholder resolutions to effect the reverse share split are included in Annex A.

PRINCIPAL EFFECTS OF THE REVERSE SHARE SPLIT

         If the reverse share split is effected, the number of common shares owned by each holder as of the effective date will immediately and automatically be reduced, so that each holder will own one common share for each 20 common shares held prior to the effective date and the par value of each such common share will be $.01. For other effects on the common shares resulting from the reverse share split, together with the reduction in par value contemplated by proposal 8 and the increase in the Company's authorized capital contemplated by proposal 9, please see "The Meetings--Effects of Annual Meeting Proposals 7, 8 and 9 on Common Shares" on page 13.

         The reverse share split will not affect any shareholder's proportionate equity interest in the Company or the proportional rights, preferences, privileges or priorities of any shareholder.

         As a result of the reverse share split, the Company's financial statements will be adjusted to move the paid up amount of US$0.19 in respect of each issued common share from the Company's share capital to the Company's contributed surplus account.

         If approved, the reverse share split will reduce (1) the number of issued and outstanding common shares from 129,059,955.0778 to 6,452,997.75 and
(2) the number of authorized common shares from 1,475,908,957 to 73,795,447.85. The outstanding common share numbers are based on the number of common shares issued as of October 25, 2004. It is possible that additional common shares will be issued prior to the completion of the reverse share split.

EFFECT ON ISSUED OPTIONS, WARRANTS AND PREFERRED SHARES

         As of October 7, 2004, the Company had issued and outstanding employee and director stock options to purchase an aggregate of 8,147,137 common shares, with exercise prices per share ranging from US$1.17 to US$45.6875 per share, and employee and director stock options to purchase an aggregate of 43,516.76 preferred shares (equivalent to 56,571,788.482 common shares using the conversion ratio of 1300 common shares for each preferred share), with an exercise price per preferred share of US$609.57 (US$0.4689 per common share).

         The Company also issued Class A warrants in the exchange offer and Class B warrants in connection with the exchange offer to purchase preferred shares equivalent to an aggregate of approximately 198,825,832.3436 common shares at an exercise price of US$0.4689 per common share. These warrants will become exercisable for common shares only if proposals 8 and 9 at the annual meeting are approved.

         Under the terms of the Company's issued options and warrants, when the common share consolidation becomes effective, the number of common shares underlying the options and warrants will be proportionately reduced and the exercise price per common share will be proportionately increased. Specifically, the number of common shares underlying the options and warrants will be reduced to one-twentieth of the number currently underlying them, and the exercise price per common share will be increased by twenty times. Similarly, under the terms of the preferred shares, when the reverse share split becomes effective, the number of common shares into which each preferred share is convertible will be proportionately reduced.

PROCEDURE FOR EFFECTING COMMON SHARE CONSOLIDATION AND EXCHANGE OF SHARE CERTIFICATES

         Upon the effectiveness of the reverse share split, the number of common shares held by each shareholder will be appropriately adjusted in the Company's register of members. Shareholders will be notified on or after the effective date that the reverse share split has been effected. Within 30 days after the effective date, the Company is required to file a memorandum with the Bermuda Registrar of Companies relating to the reduction in par value that will occur as part of the reverse share split.

         As soon as practicable after the effective date, common shareholders will be provided the opportunity (but will not be obligated) to surrender their certificates representing pre-reverse share split common shares to the exchange agent in exchange for certificates representing post-reverse share split common shares. Shareholders will not receive certificates representing post-reverse share split common shares unless and until the certificates representing their pre-reverse share split common shares are surrendered and they provide such evidence of ownership of such shares as the Company or the exchange agent may require. The Company's transfer agent will act as the Company's exchange agent for shareholders in implementing the exchange of share certificates.

         Holders of common shares that hold their shares through a broker or other nominee do not need to do anything, since their broker or nominee will act for them in this matter.

         IMPORTANT: SHAREHOLDERS SHOULD NOT FORWARD THEIR CERTIFICATES TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED NOTICE FROM THE COMPANY THAT THE REVERSE SHARE SPLIT HAS BECOME EFFECTIVE.

         Beginning on the effective date, each certificate representing pre-reverse share split common shares will be deemed for all corporate purposes to evidence ownership of the appropriate number of post-reverse share split common shares.

         No service charge will be payable by shareholders in connection with the exchange of certificates, all costs of which will be borne and paid by the Company.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         A summary of certain United States federal income tax considerations relevant to the reverse share split, an increase in the Company's authorized capital and the corresponding reduction in the par value of the common and preferred shares is set forth below. The discussion is based on present United States federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the reverse share split, the increase in the Company's authorized capital and the corresponding reduction in the par value of the common and preferred shares. Income tax consequences to particular shareholders may vary from the United States federal tax considerations described generally below based upon their particular situations or based upon their status as holders that may be subject to special rules, such as financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, dealers or traders in securities or currencies, holders that actually or constructively own or will own 10 percent or more of our voting stock and a non-U.S. holder that is a U.S. expatriate, "controlled foreign corporation," "passive foreign investment company," or "foreign personal holding company." SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED EVENTS UNDER APPLICABLE UNITED STATES FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

         The reverse share split will constitute a "recapitalization" to the Company and its common shareholders to the extent that pre-reverse share split common shares are consolidated into a reduced number of common shares. The Company believes that common shareholders will not recognize gain or loss in such consolidation, that such a shareholder's basis in the reduced number of common shares will equal the shareholder's basis in its pre-reverse share split common shares, and that the holding period of the post-reverse share split common shares received will include the holding period of the pre-reverse share split common shares.

         The Company believes that a holder of preferred shares generally should not recognize gain or loss with respect to (1) the preferred shares becoming convertible upon an increase in the Company's authorized capital, (2) the corresponding reduction in par value of the preferred and common shares or (3) its receipt of common shares upon the conversion of its preferred shares. However, no statutory, judicial or administrative authority directly addresses the tax consequences associated with stock having terms like the preferred shares, and it is possible that a holder may recognize income, which may be ordinary income, on any of the events described above.

BOARD RECOMMENDATION

         The board of directors believes that the reverse share split is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE REVERSE SHARE SPLIT CONTEMPLATED BY PROPOSAL 7.

                            ANNUAL MEETING PROPOSAL 8

          REDUCTION IN PAR VALUE OF COMMON SHARES AND PREFERRED SHARES

         At the annual meeting, the Company is asking that you approve a reduction to the par value of the authorized common share and preferred share capital from US$1.00 to US$.01 per share (the "par value reduction"). If approved, the par value reduction would take effect immediately prior to the increase in authorized share capital (proposal 9), after which the reverse share split (proposal 7), if approved, would take effect.

         The par value reduction will be effected only if shareholders also approve proposal 9, regarding the increase in authorized share capital, and will be effected regardless of whether shareholders approve proposal 7, regarding the reverse share split.

         "Par value" is a dollar value assigned to the Company's shares and represents the per-share amount of the Company's aggregate dollar value of authorized capital. There is no minimum or maximum par value amount under Bermuda law, although all shares must have a par value. The Company believes the prevailing current practice of public companies is to have shares with nominal par value (such as US$.01 per share).

         The purpose of the par value reduction is to comply with the terms of the preferred shares and the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." The preferred shares will become convertible into common shares, and will no longer be voting securities except in limited circumstances, only if this proposal 8 and proposal 9 are approved. If both proposals are not approved, the preferred shares will not become convertible into common shares, although they will continue to vote and share in dividends and distributions on an "as converted" basis as though they were convertible into common shares. You should read "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting" for more information. The warrants and the options issued in connection with the exchange offer will become exercisable for common shares only if proposal 8 and proposal 9 are approved. The warrants will become exercisable on September 24, 2005. If both proposals are not approved, they will remain exercisable for preferred shares. In addition, Bermuda companies may not issue fully paid shares for a consideration having a value below par. On October 25, 2004, the last sale price quoted on the OTC for the Company's common shares was US$.45 per share. This is below the current par value of US$1.00 attributed to these shares. The Company believes that the current par value of the common shares restricts the Company's ability to raise equity capital by issuing fully paid common shares. The Company currently has no plans to raise capital by issuing common shares.

         If the preferred shares, warrants and options were convertible or exercisable, as applicable, for common shares on October 25, 2004, (1) the total number of common shares issuable upon conversion of the preferred shares would be 779,926,829.760, (2) the total number of common shares issuable upon exercise of the warrants would be 198,825,832.3436 and (3) the total number of common shares issuable upon exercise of the options to acquire preferred shares recently granted to its directors and certain of its employees would be 56,571,788.482.

         The shareholder resolutions to effect the par value reduction are included in Annex A.

PRINCIPAL EFFECTS OF THE PAR VALUE REDUCTION

         Reducing the par value of the common shares to an amount lower than the current market price of the common shares will enable the Company, should it determine to do so, to issue additional fully paid common shares at market prices. The par value reduction will not affect the rights of the Company's shareholders, and the Company does not anticipate that the par value reduction by itself will have an effect on the market price or trading of the common shares. There are no arrears in dividends with respect to the Company's common shares.

         As a result of the par value reduction, the Company's financial statements will be adjusted to move the paid up amount of US$0.99 in respect of each issued common share and each issued preferred share from the Company's share capital to the Company's contributed surplus account.

         As a result of the par value reduction, viewed as a stand-alone action, the authorized capital of the Company would be reduced from US$161,500,000 to US$1,615,000. As a result of the share increase amendment covered by proposal 9, this amount would be increased to US$14,774,089.57. Upon completion of the reverse share split (proposal 7), if approved, the Company's authorized share capital will be US$752,954.4785. The completion of the par value reduction will not affect the number of authorized common shares or preferred shares.

PROCEDURE FOR EFFECTING THE PAR VALUE REDUCTION

         The par value reduction will be effected upon approval of the share increase amendment (proposal 9) at the annual meeting. Within 30 days thereafter, the Company is required to file a memorandum regarding the par value reduction with the Bermuda Registrar of Companies.

BOARD RECOMMENDATION

         The board of directors believes that the par value reduction is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PAR VALUE REDUCTION CONTEMPLATED BY PROPOSAL 8.

                            ANNUAL MEETING PROPOSAL 9

                      INCREASE IN THE NUMBER OF AUTHORIZED
                          COMMON SHARES OF THE COMPANY

         At the annual meeting, subject to the approval of proposal 8, the Company is asking that you approve an increase to the Company's authorized capital from US$1,615,000, consisting of 160,000,000 common shares and 1,500,000 preferred shares, to US$14,774,089.57, consisting of 1,475,908,957 common shares and 1,500,000 preferred shares (the "share increase amendment"). If approved, the share increase amendment would take effect immediately after the par value reduction (proposal 8), and immediately prior to the reverse share split (proposal 7).

         The share increase amendment will be effected only if shareholders also approve the par value reduction (proposal 8), and will be effected whether or not shareholders approve the reverse share split (proposal 7).

         The purpose of the share increase amendment is to comply with the terms of the preferred shares and the Company's obligations under the lockup agreement, which is described under "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." Increasing the number of authorized common shares will enable the Company to issue all of the common shares that are issuable upon conversion of the preferred shares, and will permit the Company to issue common shares rather than preferred shares upon exercise of (1) the warrants it issued in its equity-for-debt exchange offer and (2) the options to acquire preferred shares recently granted to its directors and certain of its officers. The preferred shares will become convertible into common shares, and will no longer be voting securities except in limited circumstances, only if proposal 8 and this proposal 9 are approved. If both proposals are not approved, the preferred shares will not become convertible into common shares, although they will continue to vote and share in dividends and distributions on an "as converted" basis as though they were convertible into common shares. You should read "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting" for more information. The warrants and the options issued in connection with the exchange offer will become exercisable for common shares only if proposal 8 and proposal 9 are approved. The warrants will become exercisable on September 24, 2005. If both proposals are not approved, they will remain exercisable for preferred shares.

         If the preferred shares, warrants and options were convertible or exercisable, as applicable, for common shares on October 25, 2004, (1) the total number of common shares issuable upon conversion of the preferred shares would be 779,926,829.760, (2) the total number of common shares issuable upon exercise of the warrants would be 198,825,832.3436 and (3) the total number of common shares issuable upon exercise of the options to acquire preferred shares recently granted to its directors and certain of its employees would be 56,571,788.482.

         As of October 25, 2004, 1,014,785 of our authorized preferred shares were designated Series B Convertible Preferred Shares, of which 599,943.7152 were outstanding. The lockup agreement and the certificate of designation governing the preferred shares obligate us to seek the approval of our shareholders of an increase in capital as described in this proposal. The amount of the increase was calculated based on 100% participation in the equity-for-debt exchange offer. In fact, holders of less than 100% of the relevant securities participated in the exchange offer. Hence, if this proposal 9 is approved, there will be more common shares authorized than is necessary to convert the outstanding preferred shares. These common shares will be reserved for issuance upon conversion of any designated but unissued preferred shares when and if they are issued. Notwithstanding the existence of unissued designated preferred shares, it is unlikely that additional preferred shares will be issued. This is the case because the certificate of designation governing the preferred shares limits our ability to issue preferred shares, except with the prior written consent of the holders of three-fourths of the outstanding preferred shares, to issuances (1) in the equity-for-debt exchange offer and the related subsequent offering period, both of which have concluded, and (2) upon exercise of the warrants and management options issued in connection with the equity-for-debt exchange offer. If proposals 8 and 9 are approved, the warrants and options will become exercisable for common shares instead of preferred shares. Thus, unless the terms of the preferred shares are altered (which would require the approval of three-fourths of the holders of the preferred shares) we will not be able to issue additional preferred shares. Although we intend to reserve all of the additional common shares authorized by proposal 9 following the approval, in the future the Board may release the reservation of some of these unused common shares for other purposes by board action without further shareholder approval. This means that up to approximately 309 million common shares, or approximately 15.5 million common shares post-reverse split, issuable upon conversion of unissued preferred shares, may be re-designated for other purposes in the future. The company has no current plans to re-designate these shares. In the future, if the Company does redesignate these shares, they would be available for issuance for proper corporate purposes that may be identified in the future. Possible transactions include raising equity capital, making acquisitions through the use of common shares, establishing strategic relationships with other companies, and reserving additional shares for issuance under director or employee benefit plans. The Company currently has no plans to engage in these transactions or other transactions that would utilize additional authorized common shares.

         The shareholder resolutions to effect the share increase amendment are included in Annex A.

PRINCIPAL EFFECTS OF THE SHARE INCREASE AMENDMENT

         Increasing the number of authorized common shares will enable the Company to issue all of the common shares that are issuable upon conversion of the preferred shares, and will permit the Company to issue common shares rather than preferred shares upon exercise of the warrants it issued in its equity-for-debt exchange offer. If approved, the additional common shares authorized by the share increase amendment will, together with the 30,940,044.9222 common shares currently available for issuance, permit the Company to issue a maximum of 1,346,849,001.9222 additional common shares (or 67,342,450.10 additional common shares after the reverse share split), based on the number of common shares issued and outstanding on October 25, 2004. Following the shareholder meetings, such common shares are or will be reserved for issuance on conversion of the preferred shares, warrants and director and employee options. Holders of the common shares and preferred shares do not have preemptive rights to subscribe for additional securities that may be issued by the Company. Therefore, current holders of common shares and preferred shares do not have a right to purchase any new common shares that the Company may issue.

         As a result of the par value reduction, viewed as a stand-alone transaction, the authorized capital of the Company would be reduced from US$161,500,000 to US$1,615,000. As a result of the share increase amendment covered by proposal 9, this amount would be increased to US$14,774,089.57. Upon completion of the reverse share split, if approved, the Company's authorized share capital will be US$752,954.4785.

         If approved, the increase in capital will not affect the rights of the Company's shareholders. However if the reservation of any common shares is released at a later time, there may be effects incidental to any subsequent issuances of common shares and the resulting increase in the number of common shares issued. If the board of directors elects to issue additional common shares, the issuance could have a dilutive effect on earnings per share of common shareholders. Such an issuance would also have a dilutive effect on the voting power and percentage ownership in the Company represented by the shares held by holders of common shares and preferred shares immediately prior to such issuance.

         Neither the board of directors nor management of the Company views the increase of the authorized common shares as an anti-takeover measure. The proposed increase in the number of authorized common shares is necessary in order to permit the Company to issue common shares upon exercise or conversion of the warrants to acquire preferred shares and the recently granted management options to acquire preferred shares (both of which will become exercisable for common shares if proposals 8 and 9 are approved at the annual meeting) and upon conversion of the preferred shares. However, because the board of directors may in the future release the reservation of common shares that were reserved for issuance upon conversion of preferred shares that were never issued, and therefore may issue additional common shares without further shareholder approval, thereby increasing the number of shares that would have to be acquired to effect a change of control of the company, the Company could use the resulting additional common shares available for issuance to frustrate persons seeking to effect a takeover of, or otherwise gain control of, the Company by means of a merger, amalgamation, tender offer, proxy contest or other means. Proposal 9 has not been prompted by any effort by anyone to gain control of the Company, and the Company is not aware of any such effort. In addition, proposal 9 is not part of any plan by the Company to recommend a series of anti-takeover measures and the Company does not currently contemplate recommending the adoption of other measures that could be construed to affect the ability of third parties to take over or change control of the Company.

PROCEDURE FOR EFFECTING THE SHARE INCREASE AMENDMENT

         The share increase amendment will be effected immediately after it, and the par value reduction (proposal 8) are approved at the annual meeting. Within 30 days thereafter, the Company is required to file an amendment to its memorandum of association with the Bermuda Registrar of Companies.

BOARD RECOMMENDATION

         The board of directors believes that the share increase amendment is in the best interests of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE SHARE INCREASE AMENDMENT CONTEMPLATED BY PROPOSAL 9.

                                     PART IV
                                  OTHER MATTERS

OWNERSHIP OF COMMON SHARES BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of October 7, 2004 beneficial ownership of Foster Wheeler common shares by each director or director nominee, by each executive officer and former officer named in the Summary Compensation Table in this proxy statement and by all directors and executive officers as a group. Stephanie Hanbury-Brown was elected to the board of directors on October 15, 2004. As of that date, she owned 4,500 common shares. On October 25, 2004, Diane C. Creel purchased 2,500 common shares and Roger L. Heffernan purchased 1,000 common shares. On October 28, 2004, David M. Sloan purchased 100 common shares.

                                            AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON SHARES

                                       CURRENT            SHARES
                                       BENEFICIAL         SUBJECT TO     STOCK                     PERCENTAGE
NAME OF BENEFICIAL OWNER               HOLDINGS (1)       OPTIONS (2)    UNITS (3)      TOTAL      OF CLASS (10)
------------------------               ------------       -----------    ---------      -----      ----------------
Eugene D. Atkinson.............            10,000           25,000           2,593         37,593         *
Bernard H. Cherry..............         4,645,336(4)       102,000               0      4,747,336         3.67%
Diane C. Creel.................                 0                0               0              0         *
Joseph T. Doyle(5).............                 0                0               0              0         *
Brian K. Ferraioli.............           636,049(6)        16,228               0        652,277         *
Roger L. Heffernan.............                 0                0               0              0         *
Kenneth A. Hiltz(5)............                 0                0               0              0         *
Robert D. Iseman(5)............            10,347          202,180               0        212,527         *
John T. La Duc (7).............         2,090,401                0                      2,090,401         1.62%
Joseph J. Melone...............            36,152(8)        25,000         180,313        241,465         *
Raymond J. Milchovich..........        15,485,453(9)     1,363,340               0     16,848,793        12.92%
Thomas R. O'Brien(5) ..........             6,573          212,250               0        218,823         *
David M. Sloan.................                 0                0               0              0         *
Steven I. Weinstein(5).........               200          113,787               0        113,987         *
James D. Woods.................            15,000            3,000           1,600         19,600         *
All directors and
   executive officers as
   a group (19 persons)........        23,599,887        2,140,777         184,506     25,925,170

------------------

(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Also includes restricted stock awards approved by the board of directors on September 29, 2004 subject to a required approval by the New Jersey Bureau of Securities. This approval was obtained on October 6, 2004.

(2) Represents shares that may be acquired currently or within 60 days after October 7, 2004 through the exercise of stock options pursuant to the 1984 Stock Option Plan of Foster Wheeler Inc., the 1995 Stock Option Plan of Foster Wheeler Inc., the Foster Wheeler Inc. Directors' Stock Option Plan, the 2004 Stock Option Plan, or inducement option grants.

(3) Represents share units held under the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan for non-employee directors (referred to below under the caption "Compensation of Directors"). Only non-employee directors are eligible to participate in this Plan.

(4) Includes 4,645,336 restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. See note (1).

(5) Represents the number of shares beneficially owned at the time his employment with the Company terminated.

(6) Includes 635,895 restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. See note (1).

(7) These are restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. Mr. La Duc was elected by the board of directors as executive vice president and chief financial officer on April 14, 2004. Mr. La Duc is included in this table for disclosure purposes, although he is not a "named executive officer".

(8) Includes 9,652 common shares related to Mr. Melone's tender of 12,700 shares of 9% Preferred Securities, Series I in the recent exchange offer. See "The Meetings--Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting." Does not include 156.21 preferred shares received in the exchange offer. Each preferred share is convertible into 1,300 common shares, subject to shareholder approval of proposals 8 and 9 at the annual meeting.

(9) Includes 15,484,453 restricted common shares approved by the Compensation Committee of the board on September 29, 2004 and granted on October 6, 2004. See note (1).

(10)     Based upon the number of common shares issued as of October 7, 2004.

 *       Owns less than 1%.


OTHER BENEFICIAL OWNERS

         We have been advised based upon information received from counsel to certain of our shareholders, filings of Schedule 13G's with the Securities and Exchange Commission through October 25, 2004 and other publicly available information that the following are beneficial owners of more than five percent of the issued common shares or preferred shares, as indicated. Percent of class owned is calculated by dividing the shares reported by the number of shares of the class outstanding on October 25, 2004. Additional common shares have been issued since the dates of the filings relating to common shares.

                                                                 AMOUNT AND NATURE
                       NAME AND ADDRESS                            OF BENEFICIAL            PERCENT
TITLE OF CLASS         OF BENEFICIAL OWNER                           OWNERSHIP              OF CLASS
--------------         -------------------                       -----------------          --------

Common                 Merrill Lynch & Co., Inc.                     18,314,943 (1)           14.19%
                       (on behalf of Merrill Lynch
                       Investment Managers)
                       World Financial Center, North Tower
                       250 Vesey Street
                       New York, NY 10381

Common                 Lampe, Conway & Co. LLC                        6,964,854 (2)            5.40%
                       680 Fifth Avenue, Suite 1202
                       New York, NY  10019

Common                 Citigroup Global Markets Inc.                  7,516,616 (3)            5.82%
                       390 Greenwich St, 2nd Floor
                       New York, NY  10013

Preferred              Lampe, Conway & Co. LLC                           68,268 (4)            11.4%
                       680 Fifth Avenue, Suite 1202
                       New York, NY  10019

Preferred              Aristeia Capital, LLC                             33,380 (5)            5.56%
                       381 Fifth Avenue, 6th Floor
                       New York, NY 10016

Preferred              Merrill Lynch & Co., Inc.                        127,318 (6)           21.20%
                       (on behalf of Merrill Lynch
                       Investment Managers)

Preferred              Citigroup Global Markets Inc.                     76,323 (7)           12.72%
                       390 Greenwich St, 2nd Floor
                       New York, NY  10013

-------------

(1) Based on information from counsel for this shareholder. A Schedule 13G/A filed with the SEC on February 13, 2004 reported that the shareholder held 8,513,268 common shares, or 19.16% of the common shares then outstanding. Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) reported that it is a parent holding company and an investment advisor, and is deemed to be the beneficial owner with shared voting power and shared dispositive power of the reported shares as a result of acting as an investment advisor to various clients including ML Global Allocation Fund, Inc., which has reported 6,754,239 shares, then representing 5% or more of the class. Merrill Lynch disclaims beneficial ownership of all of the reported shares. The shares reported include certain shares which are indirectly held through a Convertible Bond (CUSIP 35024PAB8).

(2) Based on information from counsel for this shareholder. Includes 6,519,092 shares held by LC Capital Master Fund, Ltd. and 445,762 shares held by Institutional Benchmarks Master Fund, Ltd.

(3)      Based on information from counsel for this shareholder.

(4) Based on (1) information from counsel for this shareholder, indicating that these shares are owned by LC Capital Master Fund, Ltd. (63,862 shares) and Institutional Benchmarks Master Fund, Ltd. (4,398 shares) and (2) a Schedule 13G filed with the SEC on October 4, 2004. Steven G. Lampe and Richard F. Conway may be deemed to have a beneficial interest in these shares. These parties disclaim beneficial ownership of these shares except to the extent of their respective beneficial interests, if any, therein. These shares include 63,867 shares reported as beneficially owned by LC Capital Master Fund, Ltd. LC Capital Partners, LP, LC Capital Advisors LLC, Lampe, Conway & Co. LLC, LC Capital International LLC, Steven G. Lampe and Richard F. Conway may be deemed to have a beneficial interest in these shares. All parties report shared voting and dispositive power. These parties disclaim beneficial ownership of these shares except to the extent of their respective beneficial interests, if any, therein.

(5) As reported on a Schedule 13G filed with the SEC on October 5, 2004. Aristeia is an investment advisor and is deemed to be the beneficial owner with sole voting power and sole dispositive power over the reported shares.

(6) Based on (1) information from counsel for this shareholder, indicating that these shares are owned by Merrill Lynch Global Allocation Fund, Inc. (104,914 shares), Merrill Lynch International Investment Fund - MLIIF Global Allocation Fund (13,105 shares), Merrill Lynch Series Fund, Inc. - Global Allocation Strategy Portfolio (2,622 shares) and Merrill Lynch Variable Series Fund, Inc. - Merrill Lynch Global Allocation V.I. Fund (6,677 shares), and (2) a Schedule 13G filed with the SEC on October 8, 2004, which reported that Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers), is a parent holding company and an investment advisor, and is deemed to be the beneficial owner with shared voting power and shared dispositive power of the reported shares as a result of acting as an investment advisor to various clients including ML Global Allocation Fund, Inc., which has reported 104,914 shares, representing 17.49% of the class. Merrill Lynch disclaims beneficial ownership of all of the reported shares.

(7) Based on information from counsel for this shareholder indicating that these shares are held by Citigroup Global Markets Inc. (73,136 shares) and Tribeca Global Convertible Investments Ltd. (3,187 shares).

EXECUTIVE OFFICERS

         Information regarding our Chairman, President and Chief Executive Officer is provided under "Annual Meeting Proposal 1" in Part III of this proxy statement, under the caption, "Similar Information on Continuing Directors."

         Mr. Bernard H. Cherry is 63 years old and was appointed President and Chief Executive Officer of Foster Wheeler North America Corp. (formerly known as "Foster Wheeler Power Group, Inc.") effective November 4, 2002. Mr. Cherry was President and Chief Operating Officer of Oxbow Power Group from 1990 to 2002. He also served as President of Oxbow Power Group from 1987 to 1990.

         Mr. Thierry Desmaris is 45 years old and was appointed Vice President and Treasurer of the Company on January 30, 2004. Mr. Desmaris has been with Foster Wheeler for 17 years. Prior to his current position, Mr. Desmaris was Vice President, Finance of Foster Wheeler Ltd., working on the ongoing corporate restructuring. Mr. Desmaris was also the Chief Financial Officer of Foster Wheeler Continental Europe S.r.l. Other previous assignments included assistant controller and director of project finance of the parent company and various financial roles with the Company's international subsidiaries.

         Mr. Brian K. Ferraioli is 48 years old and was appointed Vice President and Controller of the Company on November 4, 2002. Mr. Ferraioli has been with Foster Wheeler for 25 years. Prior to his current position, Mr. Ferraioli was Vice President and Chief Financial Officer of Foster Wheeler USA Corporation and Foster Wheeler Power Systems, Inc., respectively, and Vice President, International Project Finance at Foster Wheeler International, Reading, U.K. In addition to serving in various corporate finance roles, Mr. Ferraioli was also Chief Financial Officer of Foster Wheeler Iberia, Madrid, as well as Assistant Controller of Foster Wheeler Italiana, Milan.

         Ms. Lisa Fries Gardner is 47 years old and has been Vice President and Secretary of Foster Wheeler Ltd. and the former public company, Foster Wheeler Corporation, for over five years, and has held other executive officer positions with various Foster Wheeler subsidiaries during the same period.

         Mr. Victor A. Hebert is 67 years old and is an attorney with the law firm Heller Ehrman White & McAuliffe LLP, which was appointed General Counsel to the Company in November 2003. Mr. Hebert was a director of the Company from February 2002 until November 2003, when he resigned in order to lead Heller Ehrman's engagement as General Counsel. Mr. Hebert also serves as Assistant Secretary of the Company. Mr. Hebert is a director and Deputy Chairman of Berkeley Technology Limited, a financial services company.

         Mr. John T. La Duc is 61 years old and was appointed Executive Vice President and Chief Financial Officer of the Company on April 14, 2004. Mr. La Duc spent nearly thirty-five years with Kaiser Aluminum, serving as executive vice president and chief financial officer from 1990 to 2004. In that capacity he was responsible for all treasury, controller's, tax, credit, insurance and investor relations functions. Mr. La Duc holds a Bachelor of Science Degree in Engineering Sciences from Purdue University and an MBA in Finance from Stanford University.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of the Company's shares, to file reports of holdings and transactions in Foster Wheeler shares with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that in 2003 our directors and executive officers met all applicable Securities and Exchange Commission filing requirements.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         Mr. Milchovich was the former President and Chief Executive Officer of Kaiser Aluminum Corporation from December 1999 to October 2001. Kaiser Aluminum Corporation commenced a voluntary petition under Chapter 11 of the United States Bankruptcy Code on February 12, 2002.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

         The Compensation Committee administers the Company's executive compensation program and establishes the salaries of the Company's executive officers. The Compensation Committee consists of only non-employee Directors, each of whom has no material relationship with the Company and has been determined to be independent by the board of directors under the New York Stock Exchange rules.

         The Compensation Committee of the board of directors has furnished the following report on executive compensation for calendar year 2003.

COMPENSATION PHILOSOPHY

         The general philosophy of the Compensation Committee is to provide executive compensation designed to enhance shareholder value, including annual compensation, consisting of salary and bonus awards, and long-term incentive compensation, consisting of stock options and other equity based compensation. The Company's compensation plans and incentives are designed to link the financial interests of the Company's executive officers to the interests of its shareholders, to encourage support of the Company's long-term goals, to tie executive compensation to the Company's performance, to attract and retain talented leadership and to encourage significant ownership of the Company's common shares by executive officers.

         In making decisions affecting executive compensation, the Compensation Committee reviews the nature and scope of the executive officer's responsibilities as well as his or her effectiveness in supporting the Company's long-term goals. The Compensation Committee also considers the compensation practices of companies that are of similar size to the Company as well as those providing similar services and products to similar markets and customers. The Company does not have a policy to predetermine specific compensation relative to the compensation paid by other companies. Actual salaries of the Chief Executive Officer and other officers were neither the highest nor the lowest of salaries paid to officers of comparable companies.

         There are two primary types of compensation provided to the Company's executive officers:

         o Annual compensation, which includes base salary, intended to provide a stable annual salary at a level consistent with individual contributions, and annual performance bonuses intended to link officers' compensation to the Company's performance as well as the performance of the individual executive officer.

         o Long-term compensation, which includes stock options or other equity based compensation intended to encourage actions to maximize shareholder value.

BASE SALARY

         Consistent with its stated philosophy relative to salary, the Compensation Committee reviews data for executives in similar positions in comparable companies as provided by an independent consultant and by the Company's Human Resources Department and, in consultation with the Chief Executive Officer, establishes a salary range for each executive officer of the Company. The Compensation Committee then recommends a specific salary for each executive officer to the board of directors for its consideration and approval. In determining such salaries, the performance of each executive officer, his or her experience and the performance of the business unit for which he or she is responsible, as well as the performance of the Company as a whole, are all taken into account.

ANNUAL INCENTIVE

         In 2002, the Compensation Committee adopted the Foster Wheeler Annual Incentive Plan for 2002 and Subsequent Years (the "Annual Incentive Plan"). Pursuant to the Annual Incentive Plan, the Chief Executive Officer of the Company recommends to the Compensation Committee (i) the employees eligible for awards under the Annual Incentive Plan, (ii) the amount of the recommended award (by individual or class of individuals and stated as a dollar amount or a percentage of base salary), and (iii) any factors that should be considered by the Compensation Committee or the board of directors in connection with their consideration of the Chief Executive Officer's recommendations (the "Recommendations") in their determinations. The Compensation Committee considers the Recommendations and may approve the Recommendation with respect to any or all recommended employees, approve an award of a different amount for any or all recommended employees or deny awards to any or all recommended employees.

         In January 2004, the Compensation Committee approved a pool of bonus compensation to a group of approximately forty corporate center employees, including the Chief Executive Officer (Mr. Milchovich) and three of the most highly compensated executives named in the Summary Compensation Table. The bonus compensation was based on the Compensation Committee's consideration of management's continuing achievement of its short and long-term goals, including: maintenance of adequate domestic liquidity, restructuring the operating companies to provide performance that is acceptable and predictable, and the restructuring of the balance sheet to improve liquidity, reduce leverage and reduce cash interest expense. The bonus amount for each specific employee, except Mr. Milchovich, has not yet been established. The award will provide for one-third of the award amount to be paid upon completion of the exchange offer and the remaining two-thirds to be paid after the Company attains two consecutive quarters of positive earnings.

EQUITY BASED COMPENSATION

         The Compensation Committee may grant to executive officers options to purchase common shares under the Company's 1995 Stock Option Plan of Foster Wheeler, Inc. and pursuant to employment agreements entered into with individual executive officers. In 2003, the Compensation Committee granted options to Mr. Cherry to purchase an aggregate of 100,000 common shares pursuant to his Employment Agreement. These options were granted at an exercise price equal to the fair market value of the common shares on the date of grant, become exercisable in four equal cumulative annual installments of 25,000 commencing one year after the date of grant through the fourth anniversary of the date of grant and expire ten years from the date of grant.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         The components of Mr. Milchovich's compensation in respect of fiscal 2003 were determined pursuant to the terms of his employment agreement. The terms of Mr. Milchovich's employment agreement and all amendments are described under "Employment Agreements" on page 52. Mr. Milchovich was retained as the Chief Executive Officer, President and Chairman of the Board of the Corporation in 2001 after an extensive search had been conducted by the board of directors with the assistance of an executive search firm. Mr. Milchovich's compensation under his Employment Agreement was determined based upon a review of competitive industry compensation levels, his compensation arrangement with his previous employer, and the overall compensation package required to attract someone of Mr. Milchovich's caliber to the Company. The Compensation Committee and the full board of directors approved Mr. Milchovich's employment agreement in 2001 and all subsequent amendments.

INTERNAL REVENUE CODE SECTION 162(M)

         In determining executive compensation, the Compensation Committee considers, among other factors, the possible tax consequences to the Company and to the Company's executive officers, including the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").
Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and the other senior executive officers, other than compensation that is performance-based under a plan that is approved by the shareholders of the Company and that meets certain other technical requirements. However, tax consequences, including but not limited to tax deductibility by the Company, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof and the timing and nature of various decisions by executives regarding options and other rights) that are beyond the control of either the Compensation Committee or the Company. In addition, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives. For all of the foregoing reasons, the Compensation Committee, while considering tax deductibility as one of its factors in determining compensation, will not limit compensation to those levels or types of compensation that will be deductible. The Compensation Committee will, of course, consider alternative forms of compensation, consistent with its compensation goals, which preserve deductibility.

         During 2003, the Compensation Committee met with the board of directors in an executive session to review the Company's performance and the performance of Mr. Milchovich and other members of senior management. The Board concurred with our decisions.

                             COMPENSATION COMMITTEE:
                           Joseph J. Melone, Chairman
     Eugene D. Atkinson          Martha Clark Goss          John E. Stuart

         The foregoing report was prepared by the Compensation Committee of the board of directors for filing with the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003. Since the time of that report, the members of the Compensation Committee have changed. Martha Clark Goss and John
E. Stuart are no longer members of the board of directors. The current members of the Compensation Committee are Joseph J. Melone, Diane Creel, Roger L. Heffernan and James D. Woods.

         Since this report was prepared, amounts referred to under the heading "Annual Incentive" have been determined. Specifically, on September 29, 2004, the Compensation Committee determined the bonus amounts for the pool of bonus awards and awarded one-third of such amounts to each affected employee. This portion of the bonus awards for the named executive officers (as defined under "--Summary Compensation Table") who were still with the Company as of September 29, 2004 equaled the following amounts: for Mr. Milchovich, $524,160; and for Mr. Ferraioli, $66,000. See the footnotes under "Summary Compensation Table."

         In addition, On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, awards to certain of the Company's officers and employees totaling 37,674,898 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire a total of 43,103 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004. See the notes to the Summary Compensation Table beginning on page 46.

AUDIT COMMITTEE REPORT

         The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

         The Audit Committee operates under a written charter adopted and approved by the board of directors on July 30, 2002, which was amended and restated on January 28, 2003 and again amended and restated on September 2, 2004 (the "Charter"). The Audit Committee and the board of directors amended the Charter in light of new requirements imposed by the Sarbanes-Oxley Act of 2002 and regulations adopted by the Securities and Exchange Commission. A copy of the amended and restated Charter is attached as Annex C to this proxy statement.

         The Audit Committee consists of four directors, all of who are "independent" as defined by the Company's Bye-Laws, the New York Stock Exchange and any other applicable law or regulatory requirements. The Company's securities are no longer listed on the New York Stock Exchange.

         Each member of the Audit Committee is financially literate, within the meaning of the applicable rules of the New York Stock Exchange, as interpreted by the board of directors. In addition, at least one member of the

Audit Committee has accounting or related financial management expertise, within the meaning of the applicable rules of the New York Stock Exchange, as interpreted by the Company's board of directors.

         Pursuant to the Charter, which is reviewed annually, the Audit Committee provides advice and counsel to management regarding, and assists the board in the oversight of (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements,
(3) the independence and qualifications of the Company's independent registered public accounting firm and (4) the performance of the Company's internal audit function and the Company's independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm.

         Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures.

         During fiscal 2003, the Audit Committee had ten meetings. Among other things, the Audit Committee:

         (1) reviewed and discussed the consolidated audited financial statements as of and for the year ended December 26, 2003 with management, the internal auditors and PricewaterhouseCoopers LLP ("PwC"). The board of directors, including the Audit Committee, received representations from management as to conformity of the consolidated audited financial statements with generally accepted accounting principles and PwC issued its reports dated March 10, 2004 except for Note 24D, as to which the date was April 9, 2004;

         (2) discussed with PwC all matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended;

         (3) obtained from PwC a formal written statement describing all relationships between PwC and the Company that might bear on PwC's independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with PwC any relationships that may have an impact on their objectivity and independence and satisfied itself as to PwC's independence. The Audit Committee also considered whether the provision of non-audit services by PwC to the Company is compatible with maintaining PwC's independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PwC for audit and non-audit services;

         (4) discussed with the Company's internal auditors and PwC the overall scope and plans of their respective audits. The Audit Committee met with the internal auditors and PwC with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting; and

         (5) based on the reviews and discussions referred to above and subject to the limitations on the Audit Committee's role and responsibility described above and in the Charter, recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003, for filing with the Securities and Exchange Commission. The Committee and the board also have recommended, subject to shareholder approval, the selection of PwC as the Company's independent auditors.

                              THE AUDIT COMMITTEE:

                            John E. Stuart, Chairman
                                 John P. Clancey
                                Martha Clark Goss
                                Joseph J. Melone.

         The foregoing report was prepared by the Audit Committee of the board of directors for filing with the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003. Since the time of that report, the members of the Audit Committee have changed. John P. Clancey, Martha Clark Goss and John
E. Stuart are no longer members of the board of directors. The current members of the Audit Committee are Eugene D. Atkinson, Chairman, Diane C. Creel, Joseph
J. Melone and Stephanie Hanbury-Brown.

AUDIT FEES

         The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the years ended December 26, 2003, and December 27, 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

                                            2002                2003
                                            ----                ----

         Audit fees(1)                   $3,700,000          $6,100,000

         Audit-related fees(2)              175,000             300,000

         Tax fees(3)                      1,300,000           1,600,000

         All other fees                          --                  --
                                         ----------          ----------

         Total                           $5,175,000          $8,000,000

------------

1. Audit fees consisted of the audit of the Company's consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits and regulatory filings.

2. Audit related fees consisted principally of audits of employee benefit plans.

3. Tax fees consisted principally of assistance with tax compliance and reporting.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES PERFORMED BY THE INDEPENDENT ACCOUNTANTS

         Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. This policy provides for an annual budget for both audit and non-audit services to be approved by the Audit Committee in advance, and the Audit Committee is provided with quarterly reporting on actual spending. This policy also provides that no auditor engagements for non-audit services may be entered into without the express approval of the Company's Chief Financial Officer and the Audit Committee (or Committee Chairman),with subsequent ratification by the Audit Committee at its next scheduled meeting.

COMMITTEES OF THE BOARD

         The board of directors has established standing committees to consider various matters and to make recommendations to the full board as to proposed courses of action for the board. Among the standing committees that have been established are the Audit Committee, the Compensation Committee, the Finance Committee, and the Governance and Nominating Committee. Each member of each of these committees is independent in connection with independence standards established by the board of directors and New York Stock Exchange requirements, although the Company is no longer listed. Committee charters have been established for each of the standing committees and are available on our website at WWW.FWC.COM/CORPGOV. The charters may also be obtained upon request by writing to the Office of the Secretary, Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey 08809-4000. The charter for the Audit Committee is attached hereto as ANNEX C.

         During fiscal 2003, the board of directors had a Finance Committee consisting of Mr. Eugene D. Atkinson, Ms. Martha Clark Goss and Mr. John P. Clancey. The Finance Committee no longer exists. Two meetings of this Committee were held during fiscal 2003. This Committee reviewed a range of financial policies and plans including the consolidated financial results of the Company, the dividend policy, proposed securities issuances, and financial risk management policies and practices. The Committee also oversees pension plan investments and periodically reviews investor relations activities. The duties of the Finance Committee have been undertaken in part by the Compensation Committee and the remaining duties will be retained by the board of directors.

AUDIT COMMITTEE

         The members of the Audit Committee as of October 28, 2004 are Mr. Eugene D. Atkinson, Chairman, Ms. Diane C. Creel, Mr. Joseph J. Melone and Ms. Stephanie Hanbury-Brown. During fiscal 2003, the audit committee consisted of Mr. John E. Stuart, Chairman; Mr. John P. Clancey, Ms. Martha Clark Goss and Mr. Joseph J. Melone. During fiscal 2003, this Committee held ten meetings. The board has determined that Joseph J. Melone qualifies as an "audit committee financial expert" pursuant to the rules of the Securities and Exchange Commission.

         The Audit Committee provides advice and counsel to management regarding, and assists the board in the oversight of (1) the integrity of the financial statements of the Company, (2) the Company's compliance with legal and regulatory requirements, (3) the independence and qualifications of the Company's independent registered public accounting firm and (4) the performance of the Company's internal audit function and the Company's independent registered public accounting firm.

         The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent registered public accounting firm. The functions of this Committee are to review and monitor the progress of the audit plans prepared by the independent registered public accounting firm and internal auditors; to review compliance with Company policies; to annually review the status of any significant litigation; to review with the independent registered public accounting firm and management the results of the audit, the Company's financial statements and the Company's system of internal accounting control; to pre-approve fees of the independent registered public accounting firm; to review with management and the independent registered public accounting firm the Company's annual and quarterly financial statements and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Forms 10-K or 10-Q with the Securities and Exchange Commission, including a review of the items required by SAS 61 as in effect at that time in the case of the quarterly statements; to receive from the independent registered public accounting firm the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the independent registered public accounting firm; and to prepare a report each year concerning compliance with its charter for inclusion in the Company's proxy statement. The Committee members meet in private with representatives of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, at each Audit Committee meeting.

COMPENSATION COMMITTEE

         Since October 28, 2004 the Compensation Committee has consisted of Mr. Joseph J. Melone, Chairman, Ms. Diane Creel, Mr. Roger L. Heffernan and Mr. James D. Woods. During fiscal 2003, the Compensation Committee consisted of Mr. Joseph J. Melone, Chairman; Mr. Eugene D. Atkinson, Ms. Martha Clark Goss and Mr. John E. Stuart. During fiscal 2003, this Committee held five meetings. The functions of this Committee are to recommend to the board compensation arrangements for directors and executive officers, including approving specific benefits under such arrangements, to administer certain benefit plans for directors and executive officers and to review employee pension and welfare programs.

GOVERNANCE AND NOMINATING COMMITTEE

         The members of the Governance and Nominating Committee as of October 1, 2004 are Mr. James D. Woods, Chairman; Mr. Eugene D. Atkinson, Mr. David M. Sloan and Ms. Stephanie Hanbury-Brown. During fiscal 2003, the members of this committee were Mr. James D. Woods, Chairman; Mr. Eugene D. Atkinson and Mr. Joseph J. Melone. During fiscal 2003, this Committee held four meetings. The functions of this Committee include recommending to the board the appropriate structure and function of the board and its committees, recommending to the board the nominees for election as directors and officers, and the consideration of performance of incumbent directors and officers to determine whether to nominate them for re-election.

DIRECTOR NOMINATIONS

         The Governance and Nominating Committee identifies, screens and recommends to the board individuals to be nominated for election as directors. In addition, directors and shareholders may recommend candidates for nomination and election to the board.

INDEPENDENCE STANDARDS

         A majority of the board of directors will consist of independent directors, meaning directors who (1) are neither officers or employees of the Company or its subsidiaries, (2) have no relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (3) are otherwise "independent" under the rules of the New York Stock Exchange ("NYSE").

         To assist it in determining director independence, the board has established the following standards. A director will not be independent if, within the preceding three years: (1) the director was employed by Foster Wheeler, or had an immediate family member, who was an executive officer of Foster Wheeler; (2) the director, or an immediate family member, was employed by or affiliated with, Foster Wheeler's independent or internal auditor in a professional capacity; (3) the director, or an immediate family member, was employed as an executive officer of another company where any of Foster Wheeler's present executive officers served on that company's compensation committee; (4) the director is an executive officer or employee, or has an immediate family member who is an executive officer, of a company that made payments to, or received payments from, Foster Wheeler in an annual amount exceeding the greater of $1 million or 2% of such company's consolidated gross revenues (charitable organizations shall not be considered "companies" for the purpose of this restriction); or (5) the director, or an immediate family member, received more than $100,000 per year in direct compensation from Foster Wheeler, other than director and committee fees, pension or other forms of deferred compensation or benefits for prior service not contingent in any way on continued service.

         The board annually reviews commercial relationships of directors and determine whether any such relationships would create a conflict of interest that would interfere with a director's independence, even though such relationships are not restricted by the above standards. In making such a determination, the following relationships will not be considered by the board as material relationships that would impair a director's independence: (1) the director is an executive officer or an employee, or whose immediate family member is an executive officer, of another company: (a) that is indebted to Foster Wheeler, or to which Foster Wheeler is indebted, and the total amount of either company's indebtedness to the other is less than 5% of the total consolidated assets of either company; or (b) in which Foster Wheeler owns a common stock interest, or the other company owns a common stock interest in Foster Wheeler, and the amount of the common stock interest is less than 5% of the total shareholders' equity of the company in which the interest is owned.

         The board also annually reviews charitable relationships of directors and determines whether any such relationships would create a conflict of interest that would interfere with a director's independence, even though such relationships are not restricted by the above standards. In making such a determination, the following relationships will not be considered by the board as material relationships that would impair a director's independence: (a) the director, or an immediate family member, serves as an officer, director or trustee of a charitable organization and Foster Wheeler's or the discretionary charitable contributions to the organization are less than the greater of $1 million or 2% of the organization's total annual charitable receipts.

OTHER CRITERIA; NOMINATION METHOD

         In addition, the Company's' Guidelines and Criteria for Independent Director Selection provide that the board should be comprised of persons with diverse backgrounds in areas that are important and relevant to the Company's businesses. Each director should have in depth experience in at least one area of importance to the Company, such as management, marketing, finance, international, corporate development or government relations. Evaluation of a nominee's experience should be in the context of the skills brought to the board contrasted with the skills of the incumbent board members so as to enhance the diversity and composite experience of the board collectively.

         The board, by resolution adopted at least 20 days before each annual meeting, selects nominees for election as directors. Shareholders entitled to vote for the election of directors at an annual meeting may nominate individuals for election to the board if they comply with the following notice procedures. A shareholder's notice to nominate an individual for election as a director must be received by the Secretary of the Company at the Company's principal executive offices not less than 120 calendar days in advance of the date of the Company's proxy statement for the previous year's annual meeting. The shareholder's notice must provide information about the nominee and other information required by the bye-laws, which are filed as an exhibit to our Annual Report on Form 10-K. Alternatively, a copy of the bye-laws can be obtained by writing to Foster Wheeler Ltd., Attn: Corporate Secretary, Perryville Corporate Park, Clinton, New Jersey 08809-4000. The Governance and Nominating Committee will evaluate any director candidate nominated by shareholders according to the criteria discussed above and, based on the results of that evaluation, will determine whether to include the candidate in its recommended slate of director nominees in the proxy statement.

EXECUTIVE SESSIONS OF THE NON-MANAGEMENT DIRECTORS

         The non-management members of the board of directors meet in Executive Session after each meeting of the board. The Executive Sessions, which consist only of all non-management directors, are chaired by the Deputy Chairman of the Board, who serves as the Executive Session Presiding Director. The Deputy Chairman of the Board is Mr. Joseph J. Melone.

COMMUNICATING WITH DIRECTORS

         Shareholders and interested parties may communicate directly with the Executive Session Presiding Director or the non-management directors as a group by mailing such communications to Presiding Director, c/o Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey 08809-4000. Such communications may be confidential or anonymous.

         Shareholders and interested parties may communicate directly with the board of directors as a group by mailing such communications to board of directors, c/o Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey 08809-4000. Such communications may be confidential or anonymous.

COMPENSATION OF DIRECTORS

         Eleven meetings of the board of directors were held during the 2003 fiscal year. Each director attended at least 75% of the total number of meetings of the board and the board committees on which he or she served.

         The Company's methods for compensating directors changed as of October 1, 2004. The following discussion presents the methods utilized through September 30, 2004, and then summarizes the new arrangements that are effective as of October 1, 2004.

COMPENSATION OF DIRECTORS THROUGH SEPTEMBER 30, 2004

         Non-employee directors receive an annual retainer of $26,000 and an annual deferred award of 300 share units in accordance with the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan as set forth below. Each non-employee director receives $1,200 for each board meeting attended. In addition, each non-employee director receives $1,200 for each committee meeting attended; the committee chairman receives $2,000 for each such meeting. Only one director is an employee of Foster Wheeler, and he does not receive any additional compensation for his services as a director.

         Under the Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan, each non-employee director receives a one time deferred award of 1,000 share units of the Company's common shares upon commencement of his or her board term and is credited annually with units representing 300 shares of the Company's common shares, such credit being made to an account maintained for each non-employee director. The Foster Wheeler Inc. Directors Deferred Compensation and Stock Award Plan also permit non-employee directors to defer all or a portion of the retainer, board and committee meeting fees to which they are entitled. The Company makes a supplemental contribution equal to 15% of the retainer and meeting fees which are deferred and all such amounts are credited to the director's deferred compensation account. Each director is fully vested in amounts credited to the director's deferred compensation account, except that the one time deferred award of 1,000 share units does not vest until the director ceases to serve on the board and the annual award vests upon cessation from the board or the one-year anniversary of the award. The share units in the deferred compensation account or the equivalent cash amount, at the director's option, with prior approval by the board of directors, are delivered to the director upon retirement or cessation of service on the board for good cause.

         In addition, under the Deferred Compensation Plan for Directors, non-employee directors are permitted to defer all or part of their retainer or board and committee fees until their retirement or other termination of status as a director. Deferred amounts accrue interest at an annual rate equal to the rate charged by Wachovia Bank, N.A. for prime commercial loans of 90-day maturity. Under the Foster Wheeler Inc. Directors' Stock Option Plan, as amended, which was previously approved by the shareholders, each director who is not an employee of the Company or one of its subsidiaries receives, following the annual meeting each year, a nonqualified option to purchase 3,000 shares of the Company's common shares. Such options have ten-year terms and become exercisable beginning one year after the date of grant at an option exercise price equal to the fair market value of the shares on the date of grant.

COMPENSATION OF DIRECTORS EFFECTIVE OCTOBER 1, 2004

         The board establishes director compensation. The Compensation Committee, with the assistance of the Company's staff and outside consultants, periodically reviews the amount and composition of director compensation and makes recommendations to the Board as needed. The Company's executive officers shall not receive additional compensation for their service as directors. Director fees are the sole form of direct or indirect compensation that members of the board of directors may receive from the Company.

         Currently, non-employee directors receive an annual cash retainer of $60,000 and the Chairman of each committee of the board receives an additional $5,000 per year. In 2004, each non-employee director will receive 51,614 restricted common shares and a non-statutory stock option to purchase 59.05 preferred shares, both subject to shareholder approval at the Annual General Meeting of Shareholders.

DIRECTOR COMPENSATION ARRANGEMENTS THAT REMAIN EFFECTIVE

         Effective October 15, 2004, for a term of one year, the Company has obtained insurance policies through National Union Fire Insurance Company of Pittsburgh, Pennsylvania, Continental Casualty Company and Allied World Assurance Company in respect of indemnification of directors and officers. The scope of these policies is similar to coverage under prior policies held by the Company. The annual premium for this coverage is $1,055,750.

SUMMARY COMPENSATION TABLE

         The following table sets forth information showing compensation paid or accrued by the Company and its subsidiaries during each of the Company's last three fiscal years for the Chief Executive Officer ("CEO"), the four other most highly compensated executive officers of the Company at the end of the last completed fiscal year, and two individuals for whom disclosure would have been provided but for the fact that such individuals were not serving as executive officers at the end of the last completed fiscal year (collectively, the "named executive officers").

         Mr. O'Brien's employment with the Company terminated effective January 1, 2004. Mr. Weinstein's employment with the Company will terminate effective October 30, 2004. Mr. Doyle's employment with the Company terminated effective May 4, 2003. Mr. Iseman's employment with the Company terminated effective December 14, 2003.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Long-Term Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                           Awards              Payouts
------------------------ --------------------------------------------------- --------------------------- ----------- ---------------
                                                                   Other                     Securities     Long-         All
                                                                   Annual     Restricted     Underlying     term         Other
  Name and Principal                                               Compen-      Stock         Options/    Incentive     Compen-
       Position                    Salary         Bonus            sation       Awards          SARs       Payouts      sation
                         Year        ($)           ($)              ($)          ($)            (#)          ($)          ($)
------------------------------------------------------------------------------------------------------------------------------------
R. J. Milchovich         2003     $873,600      $1,572,480(1)     $ 62,930(2)   $   0(3)        0(3)        $   0     $2,716,000(4)
Chairman, President      2002     $848,400      $        0        $175,370(5)   $   0        1,000,000      $   0     $  912,689(6)
& CEO                    2001     $165,846      $  500,000(7)           2       $   0        1,300,000      $   0     $        0
------------------------------------------------------------------------------------------------------------------------------------
B.H. Cherry              2003     $450,000      $  945,000        $182,685(8)   $   0(9)     100,000(9)     $   0     $    9,000(8)
President & CEO of       2002     $ 75,000(10)  $  500,000(10)    $      0      $   0         255,000       $   0     $        0
Foster Wheeler North
America Corp.
------------------------------------------------------------------------------------------------------------------------------------
T.R. O'Brien             2003     $338,000      $        0        $      0      $   0            0          $   0     $  472,415(11)
Former General           2002     $338,000      $        0        $      0      $   0         165,875       $   0     $    5,500(12)
Counsel & Senior         2001     $325,000      $        0        $      0      $   0          15,000       $   0     $    5,100(12)
Vice President
------------------------------------------------------------------------------------------------------------------------------------
S.I. Weinstein           2003     $275,000      $        0        $      0      $   0            0          $   0     $  701,315(13)
Former Deputy General    2002     $250,675      $        0        $      0      $   0         142,180       $   0     $    5,500(12)
Counsel & Vice           2001     $221,654      $   40,000        $      0      $   0          5,000        $   0     $    5,100(12)
President
------------------------------------------------------------------------------------------------------------------------------------
B. K. Ferraioli          2003     $220,000      $  198,000(14)    $      0      $   0(15)      0(15)        $   0     $   63,900(16)
Vice President &         2002     $167,557      $        0        $      0      $   0          16,842       $   0     $    5,027(12)
Controller;  Acting      2001     $152,000      $   27,000        $      0      $   0          3,000        $   0     $    4,560(12)
Chief
Financial Officer for
a portion of 2003
------------------------------------------------------------------------------------------------------------------------------------
J. T. Doyle(17)          2003     $126,957      $        0        $      0      $   0            0          $   0     $  441,588(18)
Former Senior Vice       2002     $199,000      $  100,000(19)    $ 47,764(20)  $   0         300,000       $   0     $    4,000(12)
President & Chief
Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
R. D. Iseman(21)         2003     $285,000      $        0        $      0      $   0            0          $   0     $  586,663(22)
Former Vice President    2002     $264,000      $        0        $      0      $   0         142,180       $   0     $    5,500(12)
                         2001     $242,000      $        0        $      0      $   0          7,500        $   0     $    5,100(12)
------------------------------------------------------------------------------------------------------------------------------------

-----------------

1 Only $524,160 of this bonus has been paid to date. As discussed under "Report of the Compensation Committee on Executive Compensation" beginning on page 37, in January 2004, the Compensation Committee and the board of directors approved a pool of bonus compensation to a group of corporate center employees, from which the employees will be paid a bonus which is contingent upon the occurrence of certain events. These bonuses relate to performance in 2003. One-third of the bonus was to be paid upon completion of the exchange offer. Mr. Milchovich received this one-third portion ($524,160) on September 29, 2004. He will receive the remaining two-thirds portion only if the Company attains two consecutive fiscal quarters of positive earnings. Other corporate officers also received bonus awards.

2 In accordance with Mr. Milchovich's Employment Agreement with the Company, he received the following grossed-up payments: (i) $37,022 for country club membership fees and dues, and (ii) $6,390 for reimbursement of legal fees in connection with his employment contract. Personal use of a Company vehicle was $15,610. He also received reimbursement of $2,800 for telecommunications for business use in his home. The Company pays an annual premium of $1,108 for an $800,000 life insurance policy for the benefit of Mr. Milchovich's beneficiaries as long as Mr. Milchovich is an employee of the Company. Mr. Milchovich will receive any cash surrender value under the policy.

3 On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. Milchovich of 15,484,453 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 17,715.58 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

4 On March 25, 2003, Mr. Milchovich received $293,600 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $681,400, which was contingent upon him being an employee of the Company on December 31, 2003. Also, pursuant to an amendment to Mr. Milchovich's Employment Agreement dated January 22, 2003, as further described under "Employment Agreements" on page 52, Mr. Milchovich was permitted to draw down $1,082,500 ($756,385.89, net of taxes) under a Letter of Credit which the Company previously provided to him in connection with his Employment Agreement to secure the retirement benefit he would have received at the end of the five-year term if he had remained with his previous employer, and beginning on April 23, 2003 began receiving, on a quarterly basis, lump sum payments in the amount of $216,500, less applicable withholding taxes, to be paid to him until the total obligation of the Company ($3,247,500) is paid. He received a total $649,500 gross quarterly payments in 2003. The Company made a $9,000 match on Mr. Milchovich's employee 401(k) contribution.

5 In accordance with Mr. Milchovich's Employment Agreement with the Company, he received the following grossed-up payments: (i) $125,513 for relocation expenses and temporary living expenses, and (ii) $32,323 for country club membership fees and dues, and (iii) $2,800 for financial planning. Personal use of a Company vehicle was $12,339. He also received reimbursement of $2,395 for telecommunications for business use in his home.

6 Mr. Milchovich received reimbursement for the following: (i) $5,271 grossed-up for estate planning services, and (ii) $26,242 grossed-up for one-time legal fees associated with his commencement of employment with the Company. The Company paid $72,968 on his behalf for relocation shipping expenses. The Company pays an annual premium of $1,108 for an $800,000 life insurance policy for the benefit of Mr. Milchovich's beneficiaries for as long as Mr. Milchovich is an employee of the Company. Mr. Milchovich will receive any cash surrender value under the policy. The Company also made certain payments to Mr. Milchovich relating to his home in Houston, Texas, including $119,600 for carrying costs and $682,000 for equity advances. The Company made a $5,500 match on Mr. Milchovich's employee 401(k) contribution.

7 Mr. Milchovich became an executive officer of the Company on October 22, 2001. His bonus was in accordance with his employment agreement as set forth under "Employment Agreements" on page 52.

8 In accordance with Mr. Cherry's Employment Agreement with the Company, he received the following grossed up payments in connection with his relocation to New Jersey: (i) $113,764 for temporary living expenses, and (ii) $46,102 for travel expenses. The Company incurred the cost of $6,542 on his behalf for shipment of household goods. He also received personal use of a Company vehicle in the amount of $16,277.

9 On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. Cherry of 4,645,336 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 5,314.67 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

10 Mr. Cherry joined Foster Wheeler Power Group, Inc., now known as Foster Wheeler North America Corp., on November 4, 2002 and received a $500,000 signing bonus on October 10, 2002.

11 Mr. O'Brien's employment with the Company terminated effective January 1, 2004. On March 25, 2003, Mr. O'Brien received $29,600 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $68,700, which was contingent upon him being an employee of the Company on December 31, 2003. The Company paid taxes in the amount of $365,115 on Mr. O'Brien's behalf in connection with the establishment of the Letter of Credit which backs up the Company's obligations to pay the total value of SERP Benefits as described under "Defined Benefit Plans." The Company also made a $9,000 match on Mr. O'Brien's employee 40l (k) contribution.

12       Company match on 401(k) contribution.

13 Mr. Weinstein's employment with the Company terminated effective October 30, 2004. On March 25, 2003, Mr. Weinstein received $50,900 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $117,900, which was contingent upon him being an employee of the Company on December 31, 2003. The Company paid taxes in the amount of $523,515 on Mr. Weinstein's behalf in connection with the establishment of the Letter of Credit which backs up the Company's obligations to pay the total value of SERP Benefits as described under "Defined Benefit Plans." The Company also made a $9,000 match on Mr. Weinstein's employee 401(k) contribution.

14 Only $66,000 of this bonus has been paid to date. As discussed under "Report of the Compensation Committee on Executive Compensation" beginning on page 37, in January 2004, the Compensation Committee and the board of directors approved a pool of bonus compensation to a group of corporate center employees, from which the employees will be paid a bonus which is contingent upon the occurrence of certain events. These bonuses relate to performance in 2003. One-third of the bonus was to be paid upon completion of the exchange offer. Mr. Ferraioli received this one-third portion ($66,000) on September 29, 2004. He will receive the remaining two-thirds portion only if the Company attains two consecutive fiscal quarters of positive earnings. Other corporate officers also received bonus awards.

15 On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. Ferraioli of 635,895 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 727.52 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

16 On March 25, 2003, Mr. Ferraioli received $16,600 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. On January 6, 2004, he received the second part of the award in the amount of $38,300, which was contingent upon him being an employee of the Company on December 31, 2003. The Company also made a $9,000 match on Mr. Ferraioli's employee 40l (k) contribution. Mr. Ferraioli ceased serving as Acting Chief Financial Officer on April 14, 2004.

17 During part of fiscal 2003, Mr. Doyle was Senior Vice President and Chief Financial Officer. He left the Company effective May 4, 2003, pursuant to the terms of his Separation Agreement, further described under "Separation Agreements" on page 56. Mr. Doyle has been retained a consultant by the Company's subsidiary, Foster Wheeler Inc., pursuant to an agreement dated April 27, 2004.

18 On March 25, 2003, Mr. Doyle received $27,900 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. Mr. Doyle had grossed up temporary living expenses of $29,277 included as compensation to him as part of his employment agreement. The Company also made a $9,000 match on Mr. Doyle's employee 40l(k) contribution. Under his Separation Agreement, Mr. Doyle received the following payments: $298,043 for post termination wages (severance), $64,700 in accordance with the second payment under the retention award, and $12,668 for unused and accrued vacation.

19 Mr. Doyle joined the Company on July 15, 2002, and received a $100,000 signing bonus on July 16, 2002.

20 In accordance with his Employment Agreement, Mr. Doyle received the following grossed-up payments: (i) reimbursement for financial planning and estate planning services ($8,473) and (ii) temporary living expenses ($39,291).

21 During part of fiscal 2003, Mr. Iseman was Vice President. He left the Company effective December 14, 2003, pursuant to the terms of his Separation Agreement, further described under "Separation Agreements" on page 56.

22 On March 25, 2003, Mr. Iseman received $29,200 from the Company as the first payment pursuant to a retention award granted by the board of directors on February 28, 2003 to encourage a group of twenty four highly performing employees to remain with the Company. The Company paid taxes in the amount of $404,582 on Mr. Iseman's behalf in connection with the establishment of the Letter of Credit which backs up the Company's obligations to pay the total value of SERP Benefits as described under the section titled "Defined Benefit Plans." The Company also made a $9,000 match on Mr. Iseman's 40l(k) contribution. Under his Separation Agreement, Mr. Iseman received the following payments:
         $15,000 for post termination wages (severance), $67,500 for the second installment of the Retention Award, $20,341 for unused and accrued vacation, $41,040 for payment under the Survivor Income Plan.

         John T. La Duc became Executive Vice President and Chief Financial Officer of the Company on April 14, 2004. On September 29, 2004 the Compensation Committee approved, subject to a required approval by the New Jersey Bureau of Securities, an award to Mr. La Duc of 2,090,401 restricted common shares pursuant to the Foster Wheeler Ltd. Management Restricted Stock Plan, and nonstatutory stock options to acquire 2,391.60 preferred shares pursuant to the Foster Wheeler Ltd. 2004 Stock Option Plan. The required approval was obtained on October 6, 2004.

OPTIONS GRANTED

         Following is a table dealing with stock option grants which were made to employees during the last completed fiscal year. Mr. Cherry's options were granted on December 23, 2003 and were priced at the fair market value on the first anniversary of the effective date pursuant to his Employment Agreement and expire ten years from the date of the grant. Mr. Cherry's options vest in quarterly increments with one-fourth of the options becoming exercisable after one year, one-half become exercisable after two years, three-fourths after three years, and all of the options become exercisable after four years.

----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
                           Number of         % of Total
                           Securities         Options
                           Underlying        Granted to        Exercise or                          Grant Date
                            Options         Employees in        Base Price       Expiration      Present Value (1)
       Name               Granted (#)       Fiscal Year         ($/Share)           Date              ($)
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
R.J. Milchovich                0                 0%                 --               --              $  0
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
B.H. Cherry                 100,000            85.4%              $1.205         12/23/2013          $85,000
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
T.R. O'Brien*                  0                 0%                 --               --              $  0
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
S.I. Weinstein*                0                 0%                 --               --              $  0
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
B.K. Ferraioli                 0                 0%                 --               --              $  0
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
J. T. Doyle*                   0                 0%                 --               --              $  0
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------
R.D. Iseman*                   0                 0%                 --               --              $  0
----------------------- ---------------- ------------------ ------------------ ---------------- --------------------

-----------

*     Is no longer with the Company.

(1) Based on the Black-Scholes options pricing model, using the following assumptions: (i) the option exercise price as shown in the table is the average of the high and low price of the shares on the date that the option was issued, (ii) the dividend yield of the shares was based upon the payout per share divided by the share price on the date the option was issued, (iii) the expected term of the options is five years from the date of issue, (iv) the risk free rate of return for each option was determined as the interest rate on the date that the option was issued, on Treasury securities with a maturity equal to the expected term of the option, and
      (v) the expected volatility of the shares was calculated empirically for each option using weekly Foster Wheeler share pricing data for the 5 years immediately preceding the date that the option was issued. The values shown are theoretical and do not necessarily reflect the actual values the recipients may eventually realize. Any actual value to the officer or other employee will depend on the extent to which market value of the Company's common shares at a future date exceeds the exercise price.

AGGREGATE OPTION EXERCISES

         The following table sets forth, for the named individuals, the number of shares of Foster Wheeler common shares acquired upon option exercise during 2003, the value realized (spread between the market price on the date of exercise and the option price) as a result of such option exercises, and the number and value of unexercised options (both exercisable and unexercisable) as of December 26, 2003.

                                                               NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                                    OPTIONS AT              AT DECEMBER 26, 2003
                                                               DECEMBER 26, 2003 (#)                 ($)

                             SHARES            VALUE
                           ACQUIRED ON        REALIZED             EXERCISABLE/                 EXERCISABLE/
        NAME              EXERCISE (#)           ($)               UNEXERCISABLE               UNEXERCISABLE
R. J. Milchovich                0                 0              853,344/1,446,656                 $0/$0
B. H. Cherry                    0                 0               51,000/304,000                   $0/$0
T. R. O'Brien*                  0                 0               151,959/130,583                  $0/$0
R. D. Iseman*                   0                 0                  207,180/0                     $0/$0
B. K. Ferraioli                 0                 0                10,614/11,228                   $0/$0
S. I. Weinstein*                0                 0                66,393/94,787                   $0/$0
J. T. Doyle*                    0                 0                     0/0                        $0/$0

--------------

*        Is no longer with the Company.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

         No long-term incentive cash awards were granted by the Company for the fiscal year 2003. Payments made under the long-term incentive portion of the Company's former executive compensation plan for prior years are reported in the Summary Compensation Table in the year of payout, if any. Presently, there is no plan which provides for long-term incentive awards.

DEFINED BENEFIT PLANS

         The Company maintains a qualified non-contributory final average pay defined benefit Pension Plan for covered employees of the Company. On May 31, 2003, the Pension Plan was frozen and no further service or benefit accruals will occur. Annual payments under the Pension Plan will be made based on years of service as of May 31, 2003. Because annual payouts under the Pension Plan can be determined at this time with respect to each named executive officer, and because the Pension Plan payouts for other employees will not depend upon years of service at retirement, we have provided the information below. The following chart indicates the frozen service and annual qualified Pension Benefit on a Life Annuity basis, payable at normal retirement age of 65 for the officers listed.

                               YEARS OF SERVICE USED TO CALCULATE
         OFFICER                         PENSION PAYMENTS                ANNUAL PENSION PAYMENT
         -------                         ----------------                ----------------------
Raymond J. Milchovich          Please see the pension benefit provided to Mr. Milchovich under
                               "Employment Agreements" on page 52.
Bernard H. Cherry              No Pensionable Service or Benefit
Thomas R. O'Brien*             9 1/2 years                            $22,800
Steven I. Weinstein*           26 years                               $76,925
Brian K. Ferraioli             24 years                               $49,606
Joseph T. Doyle*               No Pensionable Service or Benefit
Robert D. Iseman*              15 years                               $36,000

--------------

*        Is no longer with the Company.

         In addition to the qualified Pension Plan, the Company maintained a non-qualified Supplemental Employee Retirement Plan ("SERP") for benefit accruals based upon compensation in excess of IRS limits. Letters of Credit ("LCs") were issued in April 2003 to certain officers of the Corporation, including T. R. O'Brien, R. D. Iseman, and S. I. Weinstein, for the present value of this SERP entitlement, net of income tax withholding. The gross SERP entitlement, income tax withholding and net LC, respectively, for these three officers were $814,745, $365,115 and $449,630 for Mr. O'Brien; $901,451,
$404,582 and $496,869 for Mr. Iseman and $1,168,911, $523,515, and $645, 396 for
Mr. Weinstein. Mr. O'Brien and Mr. Iseman drew down their LCs in January 2004. Mr. Weinstein's LC will become available upon termination of employment. SERP Benefits for all other active employees whose benefits did not exceed $100,000 were settled by payment of an immediate lump sum amount based upon a present value of the accrued SERP benefit.

EMPLOYMENT AGREEMENTS

RAYMOND J. MILCHOVICH EMPLOYMENT AGREEMENT

         Mr. Milchovich entered into an employment agreement with the Company effective October 22, 2001 which expires on October 21, 2006. Mr. Milchovich serves as Chairman, President and Chief Executive Officer of the Company. Mr. Milchovich's current base salary is $873,600. Pursuant to terms of the agreement, his salary is reviewed on each anniversary date with increases on such date or other agreed date to be not less than the average increase for the Company's salaried workforce.

         Mr. Milchovich's agreement establishes an annual target bonus equal to 80% of base salary which will be payable should the Company achieve 100% of target objectives which are approved by the Compensation Committee of the board of directors. Based on reaching objectives relating to the maintenance of adequate domestic liquidity, restructuring the operating companies to provide performance that is acceptable and predictable, and restructuring the balance sheet to improve liquidity, reduce leverage and reduce cash interest expense, as agreed to by the Compensation Committee, he may receive an award of up to three times the aforementioned target.

         Under the terms of his employment agreement, Mr. Milchovich received an option to purchase 1,300,000 common shares of the Company. These were granted at an exercise price of $4.985 and vest 20% each year over the term of the agreement. Pursuant to an amendment to the agreement dated September 13, 2002, additional options that would have been granted to Mr. Milchovich on the first and second anniversaries of his employment were accelerated and granted September 24, 2002. The amended grant was for an option to purchase a number of shares such that the Black Scholes value of the option on the grant date equaled $5 million; provided that the number of shares was not less than 700,000 or more than 1,000,000. Based on the calculation, Mr. Milchovich received an option to purchase 1,000,000 common shares of the Company at an exercise price of $1.64. A portion of the option representing one-forty-eighth (1/48) of the number of shares represented by such option vested on the date of grant and on the first day of each successive month thereafter. The option exercise price is equal to the median of the high and low price of the Company's common shares on the grant date.

         Mr. Milchovich received a signing bonus in the amount of $500,000 on October 22, 2001. In the event he voluntarily terminated employment without "good" reason or was terminated by the Company for "cause" (both as defined in the agreement) prior to his first anniversary date, he would have been required to repay to the Company the after-tax amount of this payment.

         Mr. Milchovich's agreement provides that the Company will pay to Mr. Milchovich a retirement benefit equal to the projected retirement benefit he would have received at the end of the five-year term had he remained with his previous employer less any benefit he actually receives from his previous employer at termination therefrom. Under the agreement, the total obligation of the Company was limited to $4.333 million, which was supported by a Letter of Credit funded 50% upon the effective date of the agreement and in quarterly increments thereafter. Pursuant to an amendment to the agreement dated January 23, 2003, the Company terminated the Letter of Credit effective February 6, 2003. Prior to the termination of the Letter of Credit on February 6, 2003, Mr. Milchovich drew under such Letter of Credit a single lump sum payment of $756,385.89, which represented the retirement benefit earned to date, less all applicable withholding taxes by the Company. Beginning on April 21, 2003, and on the twenty-first day of each calendar quarter, Mr. Milchovich is entitled to receive a lump sum payment of $216,500 less applicable withholding taxes. Under the amended agreement, the total obligation of the

Company is limited to $3,247,500. The benefit is vested and payable to Mr. Milchovich upon termination of employment by the Company without cause, or upon termination of employment by Mr. Milchovich for good reason or because of death or disability. The Company's obligation will be supported by an irrevocable direct pay letter of credit made in quarterly increments.

         Upon termination of employment by the Company without cause, by Mr. Milchovich for good reason, or because of death or disability, Mr. Milchovich is entitled to receive a single lump sum payment of the unpaid balance of the Company's obligation under the amended agreement and may immediately draw upon the letter of credit for the quarterly installment payment then due. In the event Mr. Milchovich separates from employment before the fifth anniversary of the date of this agreement, Mr. Milchovich's employment is terminated with cause or Mr. Milchovich terminates his employment without good reason, Mr. Milchovich would be required to promptly repay the gross amount of the payments made to him in a single lump sum payment.

         The agreement provides that in the event of termination during the term by the Company without cause or by the executive for good reason or by virtue of the executive's death or by virtue of continuing disability, the Company will continue payments on a monthly basis for 24 months in an amount equal to the base salary plus the target bonus opportunity. In the case of disability such payments would be offset by any insurance payments that may be due. Further, any granted but unexercised stock options shall become vested and exercisable for the period commencing the date of termination through the second anniversary thereof.

         If he is terminated without cause during the 30 days commencing twelve months after a Change of Control, as defined in the agreement, Mr. Milchovich shall be entitled to a lump sum payment equal to three years' salary plus target bonus, continuation of health and welfare benefits plus perquisites for a three-year period, vesting of any granted but unexercised stock options with such options remaining exercisable through the second anniversary of termination, the payment for executive outplacement services, and a "gross up" payment to reimburse the executive for any excise tax which may be imposed as a result of such payment.

         The Company and Mr. Milchovich executed an amendment to the employment agreement in July 2004, which provided that the exchange offer would not be deemed a Change of Control for purposes of provisions relating to a termination of his employment for any reason during the 30-days following the twelve month anniversary of a Change of Control. The exchange offer is described under "Background of the Proposal for the Special Common Share Meeting and Proposals 7, 8 and 9 for the Annual Meeting."

         Finally, the agreement provided for Mr. Milchovich to receive relocation assistance to the New Jersey area including an equity buyout related to his home so as to expedite the relocation process.

EMPLOYMENT AGREEMENT FOR BERNARD H. CHERRY

         Mr. Cherry entered into an employment agreement with the Company effective September 23, 2002, which expires upon the occurrence of his death, physical or mental disability or notice of termination for cause. Mr. Cherry will serve as President and Chief Executive Officer of Foster Wheeler Power Group, Inc. Pursuant to the terms of the agreement, Mr. Cherry is entitled to a base salary of $450,000 to be reviewed by the Company on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed.

         Under the terms of the agreement, Mr. Cherry received an option to purchase 255,000 common shares of the Company on November 4, 2002. One-fifth of these options become exercisable after one year, two-fifths become exercisable after two years, three-fifths after three years, four-fifths after four years and all of the options are exercisable after five years from the date of grant. The exercise price is equal to the mean of the high and low price of the common shares on the New York Stock Exchange on the date of grant. In addition, Mr. Cherry received an option to purchase 100,000 shares on December 23, 2003, priced at the fair market value on the first anniversary of the effective date pursuant to his employment agreement. Mr. Cherry's option vests in quarterly increments with one-fourth of the option exercisable after one year, one-half exercisable after two years, three-fourths exercisable after three years, and all of the options exercisable after four years from the date of grant. Both of the above options expire ten years from the date of the grant.

         Mr. Cherry received a signing bonus in the amount of $500,000 on October 10, 2002. In the event he were to voluntarily terminate employment without "good" reason or be terminated by the Company for "cause" (both as defined in the agreement) prior to his first anniversary date, he would repay to the Company the after-tax amount of this payment.

         Mr. Cherry is entitled to receive certain perquisites, including a Company automobile, annual financial planning services, reimbursement on a one-term basis for legal expenses associated with estate planning, a facsimile machine at his home and an annual physical examination.

         The agreement provides that in the event of any termination of Mr. Cherry's employment, Mr. Cherry will be entitled to receive the following amounts: (a) Mr. Cherry's annual base salary through the date of termination,
(b) a balance of any earned but as yet unpaid annual bonus, (c) accrued but unpaid vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, (e) vested stock options, and (f) continuation of certain employee benefits.

         In addition, the agreement provides that in the event of termination of employment during the term by the Company without cause or by Mr. Cherry for good reason, the Company will continue payments on a monthly basis for twenty-four months in an amount equal to the base salary at the rate in effect on the date of termination plus the target bonus opportunity under the Company's annual incentive program and payable at the time the Company pays bonuses to other participants in such program. Further, in the event of termination of employment by the Company without cause or by Mr. Cherry for good reason within one year of the termination or retirement of the chairman of the board of directors who is chairman on the effective date, any granted but unexercised stock options shall become vested and exercisable for the period of two years commencing the date of termination.

         The agreement provided for Mr. Cherry to receive relocation assistance to the New Jersey area.

EMPLOYMENT AGREEMENT FOR BRIAN K. FERRAIOLI

         Mr. Ferraioli entered into an employment agreement with the Company effective December 1, 2003, which expires upon the occurrence of his death, physical or mental disability or notice of termination for cause. The term of employment under the agreement is from the date of execution until November 30, 2006 unless the agreement is earlier terminated for any of the foregoing reasons. Mr. Ferraioli serves as Vice President and Corporate Controller of the Company. Pursuant to the terms of the agreement, Mr. Ferraioli is entitled to a base salary of $220,000 to be reviewed by the Company on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed.

         The agreement provides that in the event of any termination of Mr. Ferraioli's employment, he will be entitled to receive the following amounts:
(a) annual base salary through the date of termination, (b) a balance of any earned but as yet unpaid annual bonus, (c) accrued but unpaid vacation pay, (d) any vested but not forfeited benefits to the date of termination under the Company's employee benefit plans and (e) continuation of certain employee benefits pursuant to the terms of the Company's employee benefit plans.

         The agreement provides that in the event of termination of employment during the term by the Company without cause, or by Mr. Ferraioli for good reason, the Company will, in addition to paying the above amounts, (a) continue payments on a monthly basis for twenty-four months in an amount equal to the base salary at the rate in effect on the date of termination, (b) continue to provide health and welfare benefit plan coverage for two years, (c) remove any transfer restrictions from Mr. Ferraioli's shares of the Company's capital stock, except as prohibited by law, (d) cause all stock options to become fully vested, (e) continue to provide access to any company vehicle that Mr. Ferraioli was entitled to during employment for a maximum of 12 weeks, and (f) provide career transition assistance.

EMPLOYMENT AGREEMENTS FOR STEVEN I. WEINSTEIN AND THOMAS R. O'BRIEN

         Mr. Weinstein entered into an employment agreement with the Company effective September 10, 2002, which expired upon the occurrence of death, physical or mental disability or notice of termination for cause. Mr. Weinstein's employment with the Company terminated effective October 30, 2004. Mr. Weinstein served as Deputy General Counsel and Vice President of the Company. Pursuant to the terms of the agreement, Mr. Weinstein was entitled to a base salary of $275,000 to be reviewed on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed. Mr. Weinstein was eligible to participate in the Company's annual incentive program and was eligible for annual stock option grants.

         Mr. O'Brien entered into an employment agreement with the Company effective September 10, 2002, which expires upon the occurrence of death, physical or mental disability or notice of termination for cause. Mr. O'Brien served as General Counsel and Senior Vice President of the Company until his retirement, effective January 1, 2004. Pursuant to the terms of the agreement, Mr. O'Brien was entitled to a base salary of $338,000 to be reviewed on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed. Mr. O'Brien was eligible to participate in the Company's annual incentive program and was eligible for annual stock option grants.

         Mr. Weinstein's and Mr. O'Brien's agreements each provided that in the event of any termination of employment, the executive will be entitled to receive the following amounts: (a) annual base salary through the date of termination, (b) a balance of any awarded but as yet unpaid annual bonus, (c) accrued but unused vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, and (e) benefit continuation provided for in the Company's employee benefit plans.

         In addition, each agreement provided that in the event of termination during the term by the Company without cause or by the executive for good reason (both as defined in the employment agreement), the Company will also provide to the executive (a) the base salary at the rate in effect on the date of termination payable on a monthly basis for twenty-four months, (b) the target bonus opportunity under the Company's annual incentive program and payable at the time the Company pays bonuses to other participants in such program, (c) two additional years of age and service to be credited under the Company's pension plan and supplemental pension plan, (d) continued employee health and welfare benefit plan coverage for two years, (e) removal of all restrictions from restricted stock, (f) vesting of stock options and (g) outplacement services. These provisions were triggered for Mr. Weinstein, who was terminated without cause. These provisions were not triggered for Mr. O'Brien, who retired.

CHANGE-IN-CONTROL ARRANGEMENTS

         The Company has entered into change of control employment agreements (the "Agreements") with Messrs. Steven I. Weinstein, Bernard Cherry and Brian K. Ferraioli. The Agreement with Mr. Weinstein was entered into on September 10, 2002. The Agreement with Mr. Cherry was entered into on November 4, 2002. The agreement with Mr. Ferraioli was entered into on December 1, 2003. The Agreements provide that if, within three years of a "change of control", as defined in the Agreements, Foster Wheeler Inc. terminates an Executive's employment other than for "cause" (defined as failure to perform the Executive's duties or engaging in illegal or gross misconduct) or disability or if the Executive terminates employment for "good reason," (defined as diminution of duties or responsibilities, Foster Wheeler Inc.'s failure to compensate the Executive, a change in workplace, Foster Wheeler Inc.'s purported termination of the Agreements or failure to comply with the Agreements), the Executive will be entitled to receive a lump sum cash payment of the following amounts: (a) the Executive's base salary through the date of termination, plus (b) a proportionate annual bonus, plus (c) unpaid deferred compensation and vacation pay. Messrs. Weinstein, Cherry and Ferraioli will also be entitled to receive a lump sum cash payment of three times the sum of the Executive's base salary and the highest annual bonus. Mr. Weinstein, was terminated without cause.

         The Agreements also provide for a five-year continuation of certain employee welfare benefits and a lump sum payment equal to the actuarial value of the service credit under Foster Wheeler Inc.'s qualified and (in the case of Mr. Weinstein) supplemental retirement plans the Executive would have received if the Executive had remained employed for three years after the date of the Executive's termination. Foster Wheeler Inc. will also provide the Executive with outplacement services. Finally, the Executive may tender restricted stock (whether vested or not) in exchange for cash. However, if any payments to the Executive, whether under the Agreements or otherwise, would be subject to the "golden parachute" excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, Foster Wheeler Inc. will make an additional payment to put the Executive in the same after-tax position as if no excise tax had been imposed. Any legal fees and expenses arising in connection with any dispute under the Agreements will be paid by Foster Wheeler Inc. In addition, these Agreements also provide that after termination of employment with the Company, the Executives will not, without the prior written consent of the Company, disclose any secret or confidential information, knowledge or data relating to the Company to anyone other than the Company and persons designated by the Company.

         Under the 1995 Stock Option Plan of Foster Wheeler Inc., the Executive has the right to surrender his or her option to Foster Wheeler Inc. and receive, in cash, the difference between the fair market value of the shares covered by the option and the exercise price of the option.

SEPARATION AGREEMENTS

         Mr. Iseman entered into an employment agreement with the Company effective September 10, 2002, which expires upon the occurrence of death, physical or mental disability or notice of termination for cause. Mr. Iseman served as Vice President of the Company until November 14, 2003, at which time he was terminated without cause under the terms of his employment agreement. Pursuant to the terms of the agreement, Mr. Iseman was entitled to a base salary of $300,000, commencing on September 10, 2002, to be reviewed on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed. Mr. Iseman was eligible to participate in the Company's annual incentive program and was eligible for annual stock option grants.

         Mr. Iseman's separation agreement dated November 14, 2003, provides that he is entitled to receive the following amounts: (a) annual base salary through November 14, 2003, (b) a balance of any awarded but as yet unpaid annual bonus, (c) accrued but unused vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, and (e) benefit continuation provided for in the Company's employee benefit plans. In addition, the agreement provides that, the Company will also provide to Mr. Iseman (a) the base salary at the rate in effect on the date of termination payable on a monthly basis for twenty-four months, (b) the target bonus opportunity under the Company's annual incentive program and payable at the time the Company pays bonuses to other participants in such program, (c) two additional years of age and service to be credited under the Company's pension plan and supplemental pension plan, (d) continued employee health and welfare benefit plan coverage for two years, (e) removal of all restrictions from restricted stock, (f) vesting of stock options and (g) outplacement services.

         Mr. Doyle entered into an employment agreement as the Company's Chief Financial Officer effective July 15, 2002. Pursuant to the terms of the agreement, Mr. Doyle was entitled to a base salary of $425,000 to be reviewed by the CEO on each anniversary date or other appropriate date when the salaries of executives at the executive's level are normally reviewed.

         Mr. Doyle's employment was terminated from the Company on May 4, 2003 without cause. Pursuant to a separation agreement dated April 4, 2003, Mr. Doyle is entitled to receive the following amounts: (a) annual base salary through May 4, 2003, (b) a balance of any earned but as yet unpaid annual bonus, (c) accrued but unpaid vacation pay, (d) any vested but not forfeited benefits to the date of termination under the employee benefit plans, and (e) continuation of certain employee benefits. In addition, the agreement provides that the Company will continue payments on a monthly basis for two years in an amount equal to the base salary, plus the target bonus opportunity under the Company's annual incentive program, plus continued employee benefits and perquisites.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The following directors serve on the Compensation Committee: Joseph J. Melone, Diane Creel, Roger L. Heffernan and James D. Woods.

         The following directors served on the Compensation Committee during the 2003 fiscal year: Messrs. Joseph J. Melone, Chairman, Eugene D. Atkinson, David
J. Farris (until his retirement on April 29, 2003), Ms. Martha Clark Goss and Mr. John E. Stuart.

         None of the members of the Compensation Committee are former or current officers or employees of Foster Wheeler or any of its subsidiaries.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Kenneth A. Hiltz served as Chief Financial Officer of Foster Wheeler Ltd. from April 7, 2003 until January 30, 2004 pursuant to an agreement between Foster Wheeler and AP Services, LLC, a subsidiary of AlixPartners to provide financial management and consulting services. Mr. Hiltz is also a principal with AlixPartners, LLC. Mr. Ryan J. Esko, an employee of AlixPartners, served as Treasurer of the Company from November 26, 2002 to January 30, 2004 pursuant to an agreement between Foster Wheeler and AP Services, LLC, a subsidiary of AlixPartners to also provide financial management services to the Company. The Company paid AlixPartners, LLC approximately $743,000 for Mr. Hiltz's services and $1,017,000 for Mr. Esko's services during 2003, and approximately $172,360 for Mr. Hiltz's services and $118,336 for Mr. Esko's services through September 2004 based upon the agreement terms. An additional $8,613,205 in 2003 and $2,522,340 through September 2004 was paid to AlixPartners for financial management and consulting services.

         Mr. Victor A. Hebert is an attorney with the law firm of Heller Ehrman White & McAuliffe LLP and served as a director of Foster Wheeler Ltd. during 2003 until his resignation in November 2003. The law firm of Heller Ehrman White & McAuliffe was appointed to serve as the Company's General Counsel in connection with the retirement of the Company's general counsel, Thomas R. O'Brien. Mr. Hebert on behalf of Heller Ehrman was selected to lead the Company's legal team and became an Assistant Secretary. The Company made payments to Heller Ehrman in the amount of $54,400 during 2003 and $687,241 through September 2004.

         Al-Rushaid Investment Company ("Representative") (owned by a person who has reported 10% ownership of the Company's common shares) and Foster Wheeler International Corporation ("Company"), a subsidiary of Foster Wheeler Ltd., entered into a Representation Agreement effective March 1, 2004. The Company appointed the Representative as its exclusive representative within the Kingdom of Saudi Arabia for work related to the Company's engineering and construction group. The agreement and the compensation to be paid was based on an arms-length negotiation. The amount paid to the Representative will be dependent on monies received for contracts performed in the Kingdom of Saudi Arabia over the term of the agreement. There were no amounts paid under this agreement through September 2004. Abdullah R. Al-Rushaid filed a Form 13G with the Securities and Exchange Commission on September 13, 2002 indicating beneficial ownership of 10% of the common shares of Foster Wheeler Ltd. The number of shares reported represents 3.15% of the number of common shares issued as of October 7, 2004.

         In connection with Mr. Milchovich's Employment Agreement, the Company agreed to reimburse Mr. Milchovich for relocation expenses so as to preclude any out-of-pocket expenses in connection with his move from Texas to New Jersey. This included a third-party buyout of his home in Texas, including equity based on the average of three independent appraisals. In accordance with that provision, the Company paid Mr. Milchovich $1,650,000 for the home on February 4, 2002 and sold the home to an independent third party on March 20, 2003 for $1,025,000.

                                PERFORMANCE GRAPH

         The following line graph compares the five-year cumulative total shareholder return of (i) Foster Wheeler Ltd. common shares, (ii) the S&P Small Cap 600 Index, and (iii) an industry peer group index that consists of several companies (the "Peer Group").

         In the preparation of the line graph, we used the following assumptions: (i) $100 was invested on December 24, 1998 in Foster Wheeler common shares, the S&P Small Cap 600 Index, and the Peer Group, (ii) dividends were reinvested, and (iii) the investment is weighted on the basis of market capitalization.

[THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]


                                                         YEARS ENDING

                              DEC. 98      DEC. 99    DEC. 00    DEC. 01    DEC. 02    DEC. 03
                              -------      -------    -------    -------    -------    -------
Foster Wheeler ............     100         70.20      43.26      38.93      10.23       9.32
S&P Small Cap 600(1).......     100        117.05     130.86     140.58     118.86     164.83
Peer Group (2) ............     100         84.54      86.47      96.07      87.67     135.64

--------

(1)      On January 16, 2002, the Company was removed from the S&P Small Cap 600
         Index.

(2) The following companies comprise the Peer Group: Fluor Corporation, Foster Wheeler Ltd., Jacobs Engineering Group Inc., Washington Group International, Inc. (formerly Morrison Knudsen), and McDermott International, Inc. On January 25, 2003, Washington Group International, Inc. emerged from Chapter 11 Bankruptcy protection and under the Plan of Reorganization Washington Group's old common stock (WNGXQ) was canceled and new common stock was issued and distributed to lenders and creditors in accordance with the Plan. This group consists of companies that were compiled by the Company in 1996 and have been used since that time.

              PROPOSALS OF SHAREHOLDERS FOR THE 2005 ANNUAL MEETING

         Under the bye-laws of Foster Wheeler, shareholders who wish to nominate persons for election to the board of directors must submit their nominations to the Company no later than August 3, 2005 to be considered at the 2005 Annual Meeting of Shareholders. Nominations must include certain information concerning the nominee and the proponent's ownership of common shares of Foster Wheeler. SEC rules provide that if the Company changes the date of its 2005 Annual Meeting more than 30 days from the date of the 2004 Annual Meeting, this deadline will instead be a reasonable time before the Company begins to print and mail its proxy materials. Nominations not meeting these requirements will not be entertained at the annual meeting. The Secretary of Foster Wheeler Ltd. should be contacted in writing at Perryville Corporate Park, Clinton, New Jersey 08809-4000 to submit a nomination or to obtain additional information as to the proper form of a nomination.

         If timely notice is not given of a shareholder proposal, then the proxies named on the proxy cards distributed by Foster Wheeler for the annual meeting may use the discretionary voting authority granted them by the proxy cards if the proposal is raised at the meeting, whether or not there is any discussion of the matter in the proxy statement.

         The board of directors is not aware of any matters that are expected to come before the annual meeting other than those referred to in this proxy statement. If other matters should properly come before the meeting, the persons named in the proxy intend to vote the proxies in accordance with their best judgment.

                                         By Order of the Board of Directors

                                         LISA FRIES GARDNER

October 28, 2004                         VICE PRESIDENT AND SECRETARY

                           INCORPORATION BY REFERENCE

         The Company is subject to the information requirements of the Securities Exchange Act of 1934, and in accordance therewith, Foster Wheeler Ltd. files reports, proxy and information statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information. The website address is http://www.sec.gov. Our website address is http://www.fwc.com. The information disclosed on the website is not incorporated herein and does not form a part of this proxy statement.

         The SEC allows us to "incorporate by reference" into this proxy statement certain of the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement. The information incorporated by reference is an important part of this proxy statement and information that we subsequently file with the SEC will automatically update and supersede information in this proxy statement and in our other filings with the SEC. We incorporate by reference the documents listed below, which we have already filed with the SEC:

    o The Company's financial statements, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about market Risk contained in the Company's annual report on Form 10-K for the year ended December 26, 2003 filed on March 12, 2004, as amended by the Form 10-K/A filed on June 9, 2004.

    o The Company's financial statements, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about market Risk contained in the Company's quarterly report on Form 10-Q for the quarter ended March 26, 2004 filed on May 5, 2004, as amended by the Form 10-Q/A filed on June 9, 2004 and August 13, 2004.

    o The Company's financial statements, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about market Risk contained in the Company's quarterly report on Form 10-Q for the quarter ended June 25, 2004 filed on August 9, 2004.

    o The Company's Unaudited Pro Forma Condensed Consolidated Financial Statements contained in Foster Wheeler LLC's Registration Statement on Form S-4 File No. (333-119841) filed on October 20, 2004.

         You may request a copy of these filings, other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing, at no cost, by writing or calling us at:

                  Foster Wheeler Ltd.
                  Perryville Corporate Park
                  Clinton, New Jersey 08809-4000
                  Attn: Lisa Fries Gardner
                  Telephone: (908) 730-4000
                  Facsimile: (908) 730-5300

         You should not assume that the information provided by this proxy statement or the documents incorporated by reference herein is accurate as of any date other than the date of such proxy statement or incorporated documents, regardless of the date you receive them.

                                                                         ANNEX A

                       TEXT OF AMENDMENTS TO THE BYE-LAWS
                                       AND
              PROPOSED SHAREHOLDER RESOLUTIONS TO BE ADOPTED AT THE
               SPECIAL COMMON SHARE MEETING AND THE ANNUAL MEETING

                                 --------------

                       TEXT OF AMENDMENTS TO THE BYE-LAWS

                            ANNUAL MEETING PROPOSAL 4

Replace bye-law 10(4), which reads as follows:

                  A Director must retire from the Board at the conclusion of the Director's term which follows his or her seventy second birthday.

with the following:

                  The Board of Directors shall establish a Director retirement age requirement.


                            ANNUAL MEETING PROPOSAL 5

Replace bye-law 10(5), which reads as follows:

                  Each Director shall be the owner of at least 100 Common Shares at the time of the Director's election to the Board and at least 1000 Common Shares by the third anniversary of such election.

with the following:

                  The Board of Directors shall establish a share ownership policy for non-employee directors.


                            ANNUAL MEETING PROPOSAL 6

Replace the first sentence of bye-law 20, which reads as follows:

                  The remuneration (if any) of the Directors shall be determined, as the Board of Directors from time to time determine, by the Company in general meeting and shall be deemed to accrue from day to day.

with the following:

                  The remuneration (if any) of the Directors shall be determined by the Board of Directors from time to time.

    SHAREHOLDER RESOLUTIONS RELATING TO ANNUAL MEETING PROPOSALS 7, 8 AND 9

RESOLVED:

         PROPOSAL 7

         That subject to approval of resolution A. below by the holders of three-fourths of the issued common shares of the Company and effective on the date hereof, but subject to and following effectiveness of the resolutions set forth below under the headings "Proposal 8" and "Proposal 9":

         A. the 1,475,908,957 common shares of par value US$0.01 each in the capital of the Company be consolidated, on a 20:1 basis, into 73,795,447.85 common shares of par value US$0.20 each; and

         B. with effect immediately thereafter, the authorized share capital of the Company be reduced from US$14,774,089.57 divided into 73,795,447.85 common shares of par value US$0.20 each and 1,500,000 preferred shares of par value US$0.01 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$752,954.4785 divided into 73,795,447.85 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each, and that the paid up amount of US$0.19 in respect of each common share (as consolidated) issued as of the date hereof be added to the Company's contributed surplus account.

         PROPOSAL 8

         That effective upon the approval of resolution (1) of Proposal 9, below, the authorized share capital of the Company be reduced from US$161,500,000 divided into 160,000,000 common shares of par value US$1.00 each and 1,500,000 preferred shares of par value US$1.00 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$1,615,000 divided into 160,000,000 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each, and that the paid up amount of US$0.99 in respect of each common share and each preferred share issued as of such effective date be added to the Company's contributed surplus account.

         PROPOSAL 9

         (1) That effective immediately following the effectiveness of the resolution set forth in Proposal 8 above, the authorized capital of the Company be increased by US$13,159,089.57, from US$1,615,000 to US$14,774,089.57, by the creation of an additional 1,315,908,957 common shares of par value US$0.01 each, ranking pari passu with the existing common shares of the Company, such that the Company shall have a total of 1,475,908,957 common shares of par value US$0.01 each.

         (2) That following the approval and effectiveness of the resolutions set forth in Proposals 7-8 and resolution (1) of Proposal 9 above, the authorized capital of the Company will be US$752,954.4785, consisting of 73,795,447.85 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value of US$0.01 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares.

      RESOLUTION RELATING TO SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS

         That subject to approval of the shareholders of the Company in general meeting and effective at the time specified in such approval, the 1,475,908,957 common shares of par value US$0.01 each in the capital of the Company be consolidated, on a 20:1 basis, into 73,795,447.85 common shares of par value US$0.20 each.

                                                                         ANNEX B

                SUMMARY OF TERMS OF THE SECURITIES ISSUED IN THE
                       EQUITY-FOR-DEBT EXCHANGE OFFER AND
                      COMPARISON WITH EXCHANGED SECURITIES

         The following summarizes the material terms of the securities issued in the equity-for-debt exchange offer.

         THE EQUITY-FOR-DEBT EXCHANGE OFFER HAS BEEN COMPLETED. YOU ARE NOT BEING ASKED TO CONSIDER OR VOTE UPON ANY ELEMENT OF THE EQUITY-FOR-DEBT EXCHANGE OFFER.

COMMON SHARES

   GENERALLY. Foster Wheeler Ltd.'s common shares, into which the Series B Convertible Preferred Shares would be convertible if proposals 8 and 9 are approved, are quoted on the Over-the-Counter Bulletin Board under the symbol "FWLRF.OB". Holders of common shares have no pre-emptive, redemption, conversion or sinking fund rights.

   LIQUIDATION RIGHTS. In the event of the liquidation, dissolution or winding up of Foster Wheeler Ltd., the holders of common shares are entitled to share equally and ratably (with the holders of other shares of Foster Wheeler Ltd., entitling the holders to liquidation rights pro rata with the common shares, including holders of preferred shares) in the assets, if any, remaining after the payment of all of Foster Wheeler Ltd.'s debts and liabilities, subject to any liquidation preference on any outstanding preferred shares.

   VOTING RIGHTS. Holders of common shares are entitled to one vote per share on all matters submitted to a vote of holders of common shares. Unless a different majority is required by law or by Foster Wheeler Ltd.'s bye-laws, resolutions to be approved by holders of common shares require approval by an affirmative majority of the votes cast at a meeting at which a quorum is present. The common shares and, prior to their becoming convertible, the preferred shares will vote together as a single class except in the case of circumstances which constitute a variation of the rights of the common shares or the preferred shares, as described below or as required by applicable law, when holders of common shares and preferred shares will each vote as a separate class.

   The bye-laws of Foster Wheeler Ltd. provide that any variation of the rights attached to the common shares, whether by the amendment, alteration or repeal of the terms of the memorandum of association and bye-laws of Foster Wheeler Ltd. relating to the common shares or resulting from any merger, amalgamation or similar business combination, or otherwise would require the approval of holders of at least three fourths of the issued and outstanding common shares, voting as a separate class. This approval can be evidenced either by a unanimous consent in writing or by a resolution passed by the requisite majority at a meeting of the holders of the common shares at which a quorum consisting of at least two persons holding or representing one-third of the issued and outstanding common shares is present.

   DIVIDEND RIGHTS. Foster Wheeler Ltd.'s board of directors may declare and pay dividends on the common shares or the preferred shares or make distributions out of contributed surplus from time to time unless there are reasonable grounds for believing Foster Wheeler Ltd. is or would, after the payment, be unable to pay its liabilities as they become due or that the realizable value of its assets would thereby be less than the aggregate of its liabilities and issued share capital and share premium accounts. There are no restrictions on Foster Wheeler Ltd.'s ability to transfer funds, other than funds denominated by Bermuda dollars, in and out of Bermuda or to pay dividends to U.S. residents who are holders of our common shares or preferred shares. The board of directors may declare that any dividend be paid wholly or partly by the distribution of shares of Foster Wheeler Ltd. and/or specific assets.

PREFERRED SHARES

GENERALLY

   Foster Wheeler Ltd.'s board of directors may establish one or more series of preferred shares without any further shareholder approval. The board may fix the number, designations, rights, preferences, limitations and voting rights of such series, provided that such provisions must, at a minimum, (1) entitle the holders of such shares, voting as a class, to elect at least two directors upon certain defaults with respect to the payment of dividends; and (2) require the affirmative approval of holders of at least two-thirds of the issued preferred shares for any amendments to the memorandum of association or bye-laws of Foster Wheeler Ltd. altering materially any provision of such shares. Such rights, preferences, powers and limitations as may be established could have the effect of discouraging an attempt to obtain control of Foster Wheeler Ltd.

TERMS OF THE SERIES B CONVERTIBLE PREFERRED SHARES

   1,014,785 preferred shares are designated the "Series B Convertible Preferred Shares" pursuant to a certificate of designation adopted by authority of the board of directors of Foster Wheeler Ltd. on September 24, 2004 and as of October 25, 2004 599,943.7152 such shares are issued and outstanding. In this section we refer to the Series B Convertible Preferred Shares as the preferred shares. The material terms of the preferred shares are described below. The description contained in this section is qualified in its entirety by the certificate of designation relating to the preferred shares which has been filed as an exhibit to Foster Wheeler's registration statement on Form S-4 (File No. 333-107054). Holders of preferred shares have no pre-emptive, redemption, or sinking fund rights.

   CONVERSION RIGHTS. The certificate of designation provides that each preferred share will become convertible at the holder's option into 1,300 common shares, if, as, and when (i) the reduction of the par value of Foster Wheeler Ltd.'s shares from $1.00 per share to $0.01 per share is approved by the shareholders and (ii) the number of authorized common shares of Foster Wheeler Ltd. is increased from 160 million to at least 1,475.9 million subject in each case to adjustment for certain dilutive events. Foster Wheeler Ltd. intends to hold a general meeting of voting shareholders to effect this reduction of par value and subsequent increase of its authorized capital on November 29, 2004. If the par value of the shares is so reduced, and the number of authorized common shares is so increased, the preferred shares will become convertible at the holder's option on the date of the shareholder meeting described above. If the par value of the shares is not so reduced, and/or the number of authorized common shares is not so increased, the preferred shares will not be convertible into common shares but will remain preferred shares.

   In order to effect a conversion of preferred shares, a holder must deliver a notice of conversion to Foster Wheeler Ltd. Upon receipt by Foster Wheeler Ltd. of the notice of conversion, the holder's preferred shares will immediately cease to have the rights and restrictions of a preferred share, and the holder will simultaneously receive common shares in accordance with the terms outlined above. We will deliver a copy of the form of notice of conversion to each holder of preferred shares prior to the shareholders' meeting to referred to above, or at any time at the request of a holder of preferred shares.

   VOTING RIGHTS. Prior to becoming convertible, if ever, each preferred share will have the number of votes that the common shares issuable upon conversion of a preferred share would have. We refer to this as voting on an "as converted" basis. Currently, each preferred share has 1,300 votes. Until the preferred shares become convertible, the common shares and preferred shares will vote together as a single class, except in the limited circumstances provided by the certificate of designation and described in this section or as required under applicable law. If and when the preferred shares become convertible at each holders' option, they will cease to vote except in limited circumstances described below, or as required under Bermuda law and Foster Wheeler Ltd.'s bye-laws.

   The terms of the preferred shares provide that any amendment, alteration or repeal of the terms of the memorandum of association and bye-laws or the certificate of designation relating to the preferred shares which would affect the powers, preferences or rights of the preferred shares, including but not limited to variations resulting from or in connection with any merger, amalgamation or asset sale, will require the approval of holders of at least three fourths of the issued and outstanding preferred shares, voting as a separate class. This approval can be evidenced either by a unanimous consent in writing or by a resolution passed by the requisite majority at a meeting of the holders of the preferred shares at which a quorum consisting of at least two persons holding or representing one third of the issued and outstanding preferred shares is present.

   Foster Wheeler Ltd. will cause a notice of any meeting at which holders of the preferred shares are entitled to vote to be given to each registered holder of preferred shares in accordance with its bye-laws.

   DIVIDEND RIGHTS. The preferred shares have the right to receive dividends, when, as and if declared by the board of directors of Foster Wheeler Ltd., and paid on the common shares on a pro rata basis, as though the preferred shares had been converted immediately prior to the declaration of such dividend, whether or not the share capital has been increased and the shares have in fact become convertible. Foster Wheeler Ltd.'s board of directors may declare and pay dividends on the common shares and preferred shares or make distributions to shareholders out of contributed surplus from time to time unless there are reasonable grounds for believing that Foster Wheeler Ltd. is or would, after the payment, be unable to pay its liabilities as they become due or that the realizable value of its assets would thereby be less than the aggregate of its liabilities and issued share capital and share premium accounts. There are no restrictions on Foster Wheeler Ltd.'s ability to transfer funds, other than funds denominated by Bermuda dollars, in and out of Bermuda or to pay dividends to U.S. residents who are holders of our common shares or preferred shares. The board of directors may declare that any dividend be paid wholly or partly by the distribution of shares of Foster Wheeler Ltd. and/or specific assets. In addition, the holders of preferred shares will be entitled to dividends as set forth below, in each case subject to Bermuda law.

   Under a lockup agreement that we entered into in connection with the equity-for-debt exchange offer, we have agreed, and the certificate of designation provides:

         (1) that, within five business days following the issue date of the preferred shares (i) we shall have increased the number of directors of Foster Wheeler Ltd. from seven to eight and, until the actions described in clause
(iii) of this paragraph (1) have been taken, we shall not increase the number of directors to more than eight; (ii) three of the six incumbent independent directors of Foster Wheeler Ltd. shall have resigned; and (iii) the continuing members of the board of directors of Foster Wheeler Ltd. shall have nominated and appointed four directors proposed by the holders who are party to the lockup agreement that qualify as independent directors and are reasonably acceptable to the continuing members of the board of directors. Subject to local law (and without limiting and in addition to the holders' right to specific performance under the lockup agreement), if we have failed to take any of the actions described in, or take any action prohibited under, the first sentence of this paragraph, then on the sixth business day following the issue date that occurs before the preferred shares become optionally convertible, we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $2,500,000, in preference to and to the exclusion of the holders of the common shares. Thereafter on each quarterly anniversary of the sixth business day following the issue date, if we have not taken any of the actions described in, or takes any action prohibited under, clauses (i), (ii) and (iii) of the first sentence of this paragraph, then we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $2,500,000, in preference to and to the exclusion of the holders of the common shares. Notwithstanding the foregoing, we shall not be required to declare or pay any dividend under this paragraph unless the holders who were party to the lockup agreement have delivered to us the names and resumes of no less than seven potential nominees that are in each case independent of management and are reasonably expected to be reasonably acceptable to the continuing members of the board on or before the date that is two weeks prior to the date such dividends would have otherwise been required to be declared and paid. As of October 1, 2004, we had satisfied this provision.

         (2) as soon as practicable following the first issue date of the preferred shares, and in any event no later than thirty calendar days thereafter, to file a preliminary proxy statement with the Commission regarding meetings of the shareholders of Foster Wheeler Ltd. in order to recommend adoption and approval of the following actions: (A) to authorize a reverse split (i.e., consolidation) of its issued and outstanding common shares on a one-to-twenty basis; provided that such reverse split shall be effective subject to and following the shareholder votes on the matters set forth in clauses (B) and (C) hereof, (B) to approve the Par Value Reduction, (as defined in the certificate of designation) and (C) to increase its authorized capital sufficient to allow conversion of the preferred shares (taking into account any outstanding warrants, options and similar rights for which common shares have been or may be separately reserved). The reverse stock split must be approved by a majority of votes cast by the shareholders as a whole and by holders of three fourths of the issued and outstanding common shares voting as a separate class. Subject to local law (and without limiting and in addition to the holders' right to specific performance under the lockup agreement), if we have failed to file such proxy statement, then on the 31st day following the issue date, we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares. Thereafter on each quarterly anniversary of the 31st day following the issue date, if we have not filed such proxy statement, then we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares. As of October 15, 2004, we had satisfied this provision.

         (3) that we will mail the proxy statement described above within five business days following the date that the Commission clears such proxy to be mailed. Subject to local law (and without limiting and in addition to the holders' right to specific performance under the lockup agreement), if we have failed to take the action described in the first sentence of this paragraph, then on the sixth day following such clearance date, we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares. Thereafter on each quarterly anniversary of the sixth day following such clearance date, if we have not mailed such proxy, then we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares.

         (4) that we will convene meetings of the shareholders of Foster Wheeler Ltd. to approve the actions described in clauses (A), (B) and (C) of paragraph
(2) above on or prior to November 30, 2004. Subject to local law (and without limiting and in addition to the holders' right to specific performance under the lockup agreement), if we have failed to take the action described in the first sentence of this paragraph, then on December 1, 2004, we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $2,500,000, in preference to and to the exclusion of the holders of the common shares. Thereafter on each quarterly anniversary of December 1, if we have not taken the action described in the first sentence of this paragraph, then we shall declare and pay a dividend on the issued and outstanding preferred shares in the amount of $2,500,000, in preference to and to the exclusion of the holders of the common shares.

         (5) that we will use our commercially reasonable best efforts to (i) list the common shares on the New York Stock Exchange or the NASDAQ Stock Market as promptly as practicable; provided that we shall not be obliged to apply for such listing until such time as we reasonably believe we meet the applicable listing criteria, (ii) to cooperate to the extent allowed by applicable laws or rules in facilitating the quotation of the preferred shares on the OTC Bulletin Board or, at such time as we meet the applicable listing criteria, to list the preferred shares on the New York Stock Exchange or the NASDAQ Stock Market; provided that we shall not be obligated to apply for such listing until such time as we reasonably believe we meet the applicable listing criteria and (iii) to cooperate to the extent allowed by applicable laws or rules in facilitating the quotation of the warrants on the OTC Bulletin Board or, at such time as we meet the applicable listing criteria, to list the warrants on the New York Stock Exchange or the NASDAQ Stock Market; provided that we shall not be obligated to apply for such listing until such time as we reasonably believe we meet the applicable listing criteria, in each case as promptly as practicable if the preferred shares have not become convertible as described above on or prior to November 30, 2004, provided that, after the preferred shares have become convertible, we have agreed not to apply to list, and if listed, to use our reasonable best efforts (which in any event shall include any action within our control) to promptly delist, the preferred shares. Subject to local law (and without limiting and in addition to the holders' right to specific performance under the lockup agreement), if we have failed to use our commercially reasonable best efforts to take such actions as may be required under clause (i) of the first sentence of this paragraph, to cooperate under clauses (ii) or
(iii) of the first sentence of this paragraph as it relates to listing but not delisting of the preferred shares then on the 30th business day following the receipt of notice of such failure from the holders of 25% of the preferred shares outstanding, if such failure shall not have been cured prior to such date, we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares. Thereafter on each quarterly anniversary of the first such payment date, if we have not used our commercially reasonable best efforts to take such actions as may be required under clause (i) of the first sentence of this paragraph, or to cooperate under clauses (ii) or
(iii) of the first sentence of this paragraph, then we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares.

         (6) that we will take all steps necessary to adopt the appropriate amendments to the organizational documents of Foster Wheeler Ltd. to effect the actions described in the first sentence of paragraph (2) above, including (A) adopting board resolutions recommending such actions, (B) distributing timely notice of such meetings to its shareholders, (C) complying with applicable proxy solicitation requirements as soon as practicable, (D) if a quorum is not present on a scheduled date of any such meeting, postponing and reconvening such meeting at least twice and (E) with respect to the action described in clause (B) of paragraph (2) above, duly conveying and holding a separate general meeting of the holders of the common shares. Subject to local law (and without limiting and in addition to the holders' right to specific performance under the lockup agreement), if we fail to take such actions as may be required under the first sentence of this paragraph, then on the 30th business day following receipt of notice of such failure from the holders of 25% of the preferred shares outstanding, if such failure shall not have been cured prior to such date, we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares. Thereafter, on each quarterly anniversary of the first such payment date, if we have failed to take such action as may be required under the first sentence of this paragraph, then we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $1,000,000, in preference to and to the exclusion of the holders of the common shares.

         (7) that (i) we will adopt the board resolution necessary to issue the common shares issuable upon conversion of the preferred shares on the date that the certificate of designation is approved in final form, with effect on the date on which the preferred shares are issued and (ii) following its adoption, we are required (x) to refrain from taking any action to impair, rescind or alter such resolution following its adoption, to at all times after our authorized capital has been increased as described in paragraph (2) above, reserve that number of common shares (taking into account any outstanding warrants, options and similar rights for which the common shares have been or may be separately reserved) sufficient to allow, and maintain sufficient share premium to effect, the conversion of the preferred shares and issuance of related common shares. Subject to local law (and without limiting and in addition to the holders' right to specific performance under the lockup agreement), if we have failed to take the action described in clause (i), or if we have failed to take or to refrain from taking, as the case may be, the actions described in clause (ii) of the first sentence of this paragraph, then on the sixth day following its failure, we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregate amount of $2,500,000, in preference to and to the exclusion of the holders of the common shares. Thereafter on each quarterly anniversary of the first such payment date, if we have not taken the action described in clause (i) (or refrain from taking the action described in clause (ii)) of the first sentence of this paragraph, then we shall declare and pay a dividend on the issued and outstanding preferred shares in the aggregated amount of $2,500,000, in preference to and to the exclusion of the holders of the common shares.

         (8) all dividends payable on the preferred shares shall be cumulative. Without limiting any other rights of the holders under the certificate of designation (including, without limitation, the rights to receive dividends payable under the certificate of designation and the right under the lockup agreement to be paid an amount equal to any dividends not paid as required under the Certificate of Designation) or under the lockup agreement (including the holders' right to specific performance thereunder), upon the default of the equivalent of six quarterly dividends on the preferred shares, the holders may, voting as a class, elect at least two members of our board of directors at each annual general meeting of Foster Wheeler Ltd., such right to continue until all dividends payable hereunder have been paid in full.

   CAPITAL DISTRIBUTION. The preferred shares will have the right to receive a pro rata share of any return or distribution by Foster Wheeler Ltd. of its share capital to holders of common shares, whether by way of a repurchase of common shares, a reduction of issued share capital, a bonus issue of shares (except any bonus issue made in accordance with and to effect the conversion rights described above) or otherwise as though the preferred shares had been converted into common shares prior to the return or distribution, whether or not the share capital has been increased and the shares have in fact become convertible.

   LIQUIDATION RIGHTS. The preferred shares have a liquidation preference of $0.01.

   There are currently no issued and outstanding shares of Foster Wheeler Ltd. that rank senior in right of payment to the preferred shares upon liquidation, dissolution or winding up. The preferred shares rank equally with the issued and outstanding common shares of Foster Wheeler Ltd. upon liquidation, dissolution or winding up as though the preferred shares had been converted immediately prior to such liquidation, dissolution or winding up, whether or not the share capital has been increased and the shares have in fact become convertible, and, as such, will share equally and ratably in the assets, if any, remaining after the payment of all of Foster Wheeler Ltd.'s debts and liabilities and the liquidation preference.

   LIABILITY FOR FURTHER CALLS OR ASSESSMENTS. The preferred shares are duly and validly issued and are not subject to further calls or assessments.

   LISTING. The preferred shares are not listed on an exchange or quoted on any national securities association.

   FRACTIONAL SHARES. The preferred shares may be issued as fractional shares and Bermuda law and our bye-laws allow the transfer and sale of fractional shares.

VARIATION OF RIGHTS

   The rights attaching to any class of shares, unless otherwise provided for by the terms of issue of the relevant class, may be varied either: (1) with the consent in writing of the holders of all of the issued shares of that class; or
(2) with the sanction of a resolution passed by a majority in number equal to three fourths of the issued shares at a general meeting of the relevant class of shareholders at which a quorum consisting of at least two persons holding or representing one-third of the issued shares of the relevant class is present. Any action which may be construed to constitute a variation of the rights of a class of shares including but not limited to variations resulting from or in connection with mergers, amalgamations, and asset sales, may give the holders of the affected class of shares the right to vote in respect of the variation as a separate class. The creation or issue of shares ranking equally with existing shares will not, unless expressly provided by the terms of issue of those shares, vary the rights attached to existing shares. Under Bermuda law, the holders of a class of shares may also be entitled to vote separately as a class in certain other circumstances including, but not limited to, a scheme of arrangement under the Companies Act as described below. See "Compulsory Acquisition of Shares Held by Minority Holders." The preferred shares will vote on proposals to reduce the par value of the shares of Foster Wheeler Ltd. and to increase the authorized share capital of Foster Wheeler Ltd. (as described in the section entitled "--Terms of the Series B Convertible Preferred Shares") on an as converted basis together with the common shares as a single class. The reduction of par value and subsequent increase of authorized share capital shall be effected upon the affirmative vote of a majority of such votes cast.

REPURCHASE

   Under Foster Wheeler Ltd.'s bye-laws and subject to the solvency and minimum capital requirements of the Companies Act, Foster Wheeler Ltd. may purchase any issued common shares or preferred shares in the circumstances and on the terms as are agreed by Foster Wheeler Ltd. and the holders of common shares or preferred shares, as applicable, from time to time. No repurchase may be effected if there are reasonable grounds for believing that Foster Wheeler Ltd. is, or after effecting the repurchase would be, unable to pay its liabilities as they become due. A repurchase of more than 10% of the shares from a shareholder for more than market value requires the prior approval of the board of directors and the holders of a majority of all voting shares.

TRANSFER OF SHARES

   Foster Wheeler Ltd.'s fully paid shares are transferable by a transfer form signed by the transferor and delivered to Foster Wheeler Ltd. or its transfer agent together with the certificate, if any, for such shares. Foster Wheeler Ltd.'s board of directors may refuse to register, or otherwise restrict, the transfer of any share if the board believes that the transfer would cause Foster Wheeler Ltd. to violate any applicable law or if the transfer is not in accordance with the bye-laws.

MEETINGS OF SHAREHOLDERS

   Foster Wheeler Ltd. must convene at least one general meeting of shareholders each calendar year. A general meeting of shareholders may be called by Foster Wheeler Ltd.'s board of directors and a special meeting of shareholders must be called upon the request of not less than 10% of Foster Wheeler Ltd.'s voting shares. Foster Wheeler's bye-laws require not more than 60 and at least 10 days' notice of an annual general meeting must be given to each shareholder entitled to vote at such meeting, and not less than 30 nor more than 60 days' notice of a special general meeting must be given. The quorum required for a general meeting of shareholders is one or more persons present in person and representing in person or by proxy in excess of 50% of Foster Wheeler Ltd.'s issued voting shares.

ACCESS TO BOOKS AND RECORDS AND DISSEMINATION OF INFORMATION

   Members of the general public have the right to inspect the public documents of Foster Wheeler Ltd. at the office of the Registrar of Companies in Bermuda. These documents include the memorandum of association, including its objects and powers, and certain alterations to its memorandum of association. Shareholders may inspect Foster Wheeler Ltd.'s bye-laws, minutes of general meetings and the audited financial statements, which must be presented at the annual general meeting. The register of members is also open to inspection by shareholders without charge and by members of the general public on the payment of a fee. The register of members must be open for inspection for not less than two hours in any business day (but may be closed for not more than thirty days in a year). Foster Wheeler Ltd.'s register of directors and officers is maintained at its registered office in Bermuda and is open for inspection for not less than two hours in any business day by members of the public without charge.

ELECTION AND REMOVAL OF DIRECTORS

   Foster Wheeler Ltd.'s board of directors may consist of between three and twenty directors. The number of directors within such range is fixed from time to time by the board. Foster Wheeler Ltd.'s board of directors resolved that, as of October 15, 2004, the board of directors would be comprised of eight directors and as of October 15, 2004, there were eight directors. The board is divided into three classes that are, as nearly as possible, of equal number. Each class of directors is elected for a three-year term of office, but the terms are staggered so that the term of only one class of directors expires at each annual general meeting.

   Any shareholder wishing to nominate for election as a director someone who is not nominated by Foster Wheeler Ltd.'s board of directors must give notice of the intention to nominate the person for election. Such notice must be given not less than one-hundred and twenty days before release of Foster Wheeler Ltd.'s proxy statement in connection with the previous year's annual general meeting.

   A director may be removed, with cause, by the affirmative vote of the holders of at least 66?% of the shares entitled to vote for the election of directors, provided notice is given to the director of the shareholders meeting convened to remove the director. The notice must contain a statement of the intention to remove the director and must be served on the director not less than fourteen days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his removal. Under Foster Wheeler Ltd.'s bye-laws, the board of directors is responsible to fill vacancies on the board and any newly created directorships.

AMENDMENT OF MEMORANDUM OF ASSOCIATION AND BYE-LAWS

   Foster Wheeler Ltd.'s memorandum of association may be amended by a resolution passed at a duly called general meeting of shareholders. Upon compliance with applicable Bermuda law, amendments to the memorandum of association may be subjected to review by a Bermuda court by dissenting shareholders holding not less than 20% of the par value of Foster Wheeler Ltd.'s issued capital or any class thereof.

   Foster Wheeler Ltd.'s bye-laws may be amended by resolutions of the board of directors and shareholders, or by the unanimous vote of the shareholders without prior approval of the board. Any proposed amendment to the bye-law relating to removal of directors, however, must be approved by the board and the affirmative vote of at least 75% of the shareholders. Any amendment to vary the rights attached to a class of shares must comply with the bye-law relating to a variation of class rights.

   Any amendment, alteration or repeal of the terms of the memorandum of association and bye-laws which would affect the powers, preferences or special rights of the preferred shares or vary the rights of the common shares will require the approval of holders of at least three fourths of the outstanding affected class of shares, voting as a separate class. This approval can be evidenced either by a unanimous consent in writing or by a resolution passed at a meeting of the holders of the affected class of shares at which a quorum consisting of at least two persons holding or representing one third of the issued and outstanding affected class of shares is present.

AMALGAMATIONS AND BUSINESS COMBINATIONS

   Foster Wheeler Ltd.'s bye-laws provide that a merger or an amalgamation must be approved by 66?% of the votes cast at a general meeting of the shareholders at which the quorum shall be one or more persons representing more than 50% of the issued voting shares.

   Certain business combinations (which include an amalgamation) entered into with a shareholder that beneficially owns, directly or indirectly, 20% or more of the voting shares of Foster Wheeler Ltd. that have not been approved by the board of directors prior to the acquisition date of such holding must be approved by the holders of a majority of the voting shares that are not held by such shareholder, its affiliates or associates, at a meeting held no earlier than five years following such acquisition date.

APPRAISAL RIGHTS AND SHAREHOLDER SUITS

   A shareholder who is not satisfied that fair value has been offered for such shareholder's shares on an amalgamation may apply to the Supreme Court of Bermuda to appraise the fair value of those shares.

   Class actions and derivative actions are generally not available to shareholders under Bermuda law. The Bermuda courts, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company if the act complained of is alleged to be beyond the corporate power of the company or is illegal or would result in the violation of the company's memorandum of association or bye-laws.

A Bermuda court would also be expected to review acts that are alleged to constitute a fraud against the minority shareholders or any act which requires the approval of a greater percentage of the shareholders than that which actually approved it.

   When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company's affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.

CAPITALIZATION OF PROFITS AND RESERVES

   Pursuant to Foster Wheeler Ltd.'s bye-laws, the board of directors may capitalize any part of the amount of its share premium or other reserve accounts or any amount credited to its profit and loss account or otherwise available for distribution by applying such sum in paying up (1) unissued shares to be allotted as fully paid bonus shares pro-rata to the shareholders or any class thereof; or (2) in full or partly paid shares of those shareholders who would have been entitled to such sums if they were distributed by way of dividend or distribution.

REGISTRAR AND TRANSFER AGENT

   Mellon Investor Services LLC serves as registrar and transfer agent of Foster Wheeler Ltd. in the United States.

UNTRACED SHAREHOLDERS

   Foster Wheeler Ltd.'s bye-laws provide that the board of directors may forfeit any dividend or bonuses which remain unclaimed for six years from the date of declaration.

COMPULSORY ACQUISITION OF SHARES HELD BY MINORITY HOLDERS

   The shares of minority holders may be acquired by certain statutory procedures under the Companies Act including upon the approval of an arrangement with shareholders in a court supervised process and upon the acquisition of 90% or more of the issued shares or class of shares. Such procedures include:

     o A scheme of arrangement under the Companies Act. Such a scheme could be effected upon the agreement of Foster Wheeler Ltd. and of holders of common shares or preferred shares, representing in the aggregate a majority in number and at least 75% in value of the common or preferred shareholders present and voting at a court ordered meeting held to consider the scheme. The scheme must then be sanctioned by the Bermuda Supreme Court. If such a scheme receives all necessary agreements and sanctions, upon the filing of the court order with the Registrar of Companies in Bermuda, all holders of common shares or preferred shares could be compelled to sell their shares under the terms of the scheme.

     o If an acquiring party is a company, by acquiring pursuant to a tender offer 90% of the shares or class of shares not already owned by, or by a nominee for, the acquiring party (the offeror), or any of its subsidiaries. If an offeror has, within four months after the making of an offer for all the shares or class of shares not owned by, or by a nominee for, the offeror, or any of its subsidiaries, obtained the approval of the holders of 90% or more of all the shares to which the offer relates, the offeror may, at any time within two months beginning with the date on which the approval was obtained, require by notice any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, nontendering shareholders will be compelled to sell their shares unless the Bermuda Supreme Court (on application made within a one-month period from the date of the offeror's notice of its intention to acquire such shares) orders otherwise.

     o Where the acquiring party or parties hold not less than 95% of the shares or a class of shares of the company, by acquiring, pursuant to a notice given to the remaining shareholders or class of shareholders, the shares of such remaining shareholders or class of shareholders. When this notice is given, the acquiring party is entitled and bound to acquire the shares of the remaining shareholders on the terms set out in the notice, unless a remaining shareholder, within one month of receiving such notice, applies to the Bermuda Supreme Court for an appraisal of the value of their shares. This provision only applies where the acquiring party offers the same terms to all holders of shares whose shares are being acquired.

ANTI-TAKEOVER PROVISIONS

   Foster Wheeler Ltd.'s bye-laws have provisions that could have an anti-takeover effect. These provisions of the bye-laws are summarized below.

   Foster Wheeler Ltd.'s board of directors is divided into three classes serving staggered three-year terms. Directors can be removed from office only for cause, by the affirmative vote of the holders of two-thirds of the issued shares generally entitled to vote. The board of directors does not have the power to remove directors. Vacancies on the board of directors may only be filled by the remaining directors and not by the shareholders. Each of these provisions can delay a shareholder from obtaining majority representation on the board of directors.

   Foster Wheeler Ltd.'s board of directors consists of not less than three nor more than twenty persons, the exact number to be set from time to time by a majority of the whole board of directors. Accordingly, the board of directors, and not the shareholders, has the authority to determine the number of directors and could delay any shareholder from obtaining majority representation on the board of directors by enlarging the board of directors and filling the new vacancies with its own nominees until a general meeting at which directors are to be elected.

   At any annual general meeting of shareholders, the only business that may be conducted is as shall have been brought before the meeting by or at the direction of the board or by any shareholder who complies with certain notice procedures. To be timely for inclusion in Foster Wheeler Ltd.'s proxy statement, a shareholder's notice of a shareholder proposal must be received not less than 120 days prior to the first anniversary of the date on which Foster Wheeler Ltd. first mailed its proxy materials for the preceding year's annual general meeting. To be timely for consideration at the annual meeting of shareholders, a shareholder's notice must be received no less than 45 days prior to the first anniversary of the date on which Foster Wheeler Ltd. first mailed its proxy materials for the preceding year's annual meeting. Under Bermuda law, not less than one hundred shareholders, or shareholders holding at least 5% of the voting power of Foster Wheeler Ltd., may require Foster Wheeler Ltd. give notice of a resolution that may properly be moved at an annual general meeting, or to circulate to shareholders entitled to notice with respect to any meeting a statement of any proposed resolution or business to be dealt with at that meeting.

   Subject to the terms of any other class of shares in issue, any action required or permitted to be taken by the holders of Foster Wheeler Ltd.'s common shares must be taken at a duly called annual or special general meeting of shareholders unless taken by written consent of all holders of voting shares. Under the bye-laws, special general meetings may only be called by a majority of the entire board of directors. Under Bermuda law, a special general meeting must also be called upon the request of shareholders holding at least 10% of the paid up capital of a company carrying the right to vote. The bye-laws of Foster Wheeler Ltd. provide that any action to be taken at such a shareholder meeting would require the approval of 100% of the shares eligible to vote at such meeting.

   Foster Wheeler Ltd.'s board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares unless expressly provided by the terms of issue of a class or series, to from time to time issue any other classes or series of shares with the designations, rights, preferences, limitations and voting rights, if any, as they consider fit. The board of directors could authorize the issuance of preferred shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the voting shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares.

   Certain business combinations between Foster Wheeler Ltd. and an interested members are prohibited. Specifically, business combinations between an interested member and Foster Wheeler Ltd. are prohibited for a period of five years after the time the interested member acquires 20% or more of the outstanding voting shares, unless the business combination or the transaction resulting in the person becoming an interested member is approved by the board of directors prior to the date the interested member acquires 20% or more of the outstanding voting shares.

   "Business combinations" is defined broadly to include amalgamations or consolidations with Foster Wheeler Ltd. or its subsidiaries, sales or other dispositions of assets having an aggregate value of 10% or more of the aggregate market value of the consolidated assets, aggregate market value of all outstanding shares, consolidated earning power or consolidated net income of Foster Wheeler Ltd., adoption of a plan or proposal for liquidation and most transactions that would increase the interested member's proportionate share ownership in Foster Wheeler Ltd.

   "Interested member" is defined as a person who, together with any affiliates and/or associates of that person, beneficially owns, directly or indirectly, 20% or more of the issued voting shares of Foster Wheeler Ltd.

CERTAIN PROVISIONS OF BERMUDA LAW

   Foster Wheeler Ltd. has been designated by the Bermuda Monetary Authority as a non-resident for Bermuda exchange control purposes. This designation allows Foster Wheeler Ltd. to engage in transactions in currencies other than the Bermuda dollar, and there are no restrictions on its ability to transfer funds, other than funds denominated in Bermuda dollars, in and out of Bermuda or to pay dividends to United States residents who are holders of Foster Wheeler Ltd.'s shares.

   The Bermuda Monetary Authority has given its consent for the issue and free transferability of all the shares of Foster Wheeler Ltd. to and between non-residents of Bermuda for exchange control purposes, provided a class of shares of Foster Wheeler Ltd. are: (1) listed on an appointed stock exchange, which includes the New York Stock Exchange; (2) quoted in the "Pink Sheets"; or
(3) quoted on the OTC Bulletin Board. Approvals or permissions given by the Bermuda Monetary Authority do not constitute a guarantee by the Bermuda Monetary Authority as to performance or creditworthiness. Accordingly, in giving such consent or permissions, the Bermuda Monetary Authority shall not be liable for the financial soundness, performance or default of Foster Wheeler Ltd.'s business or for the correctness of any opinions or statements expressed herein. Certain issues and transfers of shares involving persons deemed resident in Bermuda for exchange control purposes require the specific consent of the Bermuda Monetary Authority.

      In accordance with Bermuda law, share certificates are only issued in the names of companies, partnerships or individuals. In the case of a shareholder acting in a special capacity, for example as a trustee, certificates may, at the request of the shareholder, record the capacity in which the shareholder is acting. Notwithstanding such recording of any special capacity, Foster Wheeler Ltd. is not bound to investigate or see to the execution of any such trust. Foster Wheeler Ltd. will take no notice of any trust applicable to any of its shares, whether or not it has been notified of such trust.

                           DESCRIPTION OF THE WARRANTS

           Each Class A Warrant, or warrant, upon the circumstances described below, entitles its owner to purchase a specified number of common shares, as described in this section, for $0.4689 per common share issuable thereunder, or, if applicable, for a specified number of preferred shares. Currently, Foster Wheeler Ltd. does not have a sufficient number of authorized common shares to cover the exercise of all of the warrants being offered in, and in connection with, the equity-for-debt exchange offer. The warrants will become exercisable one year after their issue date, and will be exercisable for preferred shares, only, unless and until the number of authorized common shares of Foster Wheeler Ltd. is increased from 160 million to at least 1,475.9 million and the par value of Foster Wheeler Ltd.'s shares is reduced from $1.00 per share to $0.01 per share, subject to adjustment for certain dilutive events, in which case they will be exercisable for common shares as described herein. Foster Wheeler Ltd. intends to hold a general meeting of its voting shareholders to effect these alterations to its capital on November 29, 2004. If the number of authorized shares is not so increased and the par value is not so reduced, the warrants will not become exercisable for common shares, but will be exercisable for preferred shares.

EXERCISE OF WARRANTS

   A warrant may be exercised by completing and signing the appropriate form on the warrant and mailing or delivering the warrant to Mellon Investor Services LLC, the warrant agent, in time to reach the warrant agent by the expiration date of the warrants, accompanied by payment of the full purchase price. Payment of the purchase price must be made in United States funds (by check, cash or bank draft) payable to the order of Foster Wheeler Ltd. Common shares will be issued as soon as practicable after exercise and payment of the purchase price.

   The warrants are exercisable, subject to the satisfaction of the conditions described above, only after September 24, 2005 and on or before September 24, 2009, subject to extension as described below under "--Shelf Registration." COMMON SHARES ISSUABLE UNDER THE WARRANTS

   We will reserve a sufficient number of common shares for issuance upon exercise of the warrants if, as and when the number of authorized common shares is increased and the par value is reduced as described above, and such common shares, when issued in accordance with the terms of the warrants, will be fully paid and non assessable.

   Each Class A warrant is exercisable for approximately 33.6827 common shares, subject to adjustment. See "--Dilution".

PREFERRED SHARES ISSUABLE UNDER THE WARRANTS

   If the increase in authorized common shares or the reduction in par value referred to above are not authorized, the warrants will not become exercisable for common shares, but will be exercisable for preferred shares. In the event that the warrants will be exercisable for preferred shares rather than for common shares, each warrant will be exercisable for that number of preferred shares that would entitle the holder to convert its preferred shares into the number of common shares for which the warrants would have been exercisable had the conditions described above been satisfied. The number of preferred shares issuable upon the exercise of each Class A warrant is approximately 0.0259 preferred shares. Foster Wheeler Ltd. has a sufficient number of authorized preferred shares available to satisfy the exercise of the warrants, and will, for so long as the warrants are or may become exercisable for preferred shares, reserve a sufficient number of preferred shares to cover the exercise of all warrants offered in, and in connection with, the equity-for-debt exchange offer.

DILUTION

   As long as any warrants remain outstanding, common shares to be issued upon the exercise of warrants will be adjusted in the event of one or more splits, consolidations, amalgamation, subdivisions, readjustments or reclassifications. In the event of any of the foregoing, the remaining number of common shares still subject to the warrants shall be increased or decreased to reflect proportionately the increase or decrease in the number of common shares outstanding and the purchase price per share shall be decreased or increased as the case may be in the same proportion. The warrants contain provisions protecting against dilution resulting from the sale of additional common shares at a price less than the exercise price of the warrants.

VOTING AND DIVIDENDS

   The holders of the warrants as such are not entitled to vote, to receive dividends or to exercise any of the rights of holders of shares of common shares for any purpose until such warrants shall have been duly exercised and payment of the purchase price shall have been made. There is no market for the warrants and there is no assurance that any such market will ever develop.

SHELF REGISTRATION

   We have agreed to use our best efforts to file and maintain, at all times during which the warrants are exercisable, a resale "Shelf" registration statement relating to the offer and sale of common shares, or, if applicable, preferred shares, underlying the warrants for the benefit of the warrant holders. In certain circumstances, the exercisability of the warrants may be suspended. The expiration date of the warrants will be extended for a period equal to the aggregate time during which a registration statement is not available to the holders of the warrants once they become exercisable. In addition, if the registration statement is unavailable at any time during the 30 business days preceding the expiration date, then the expiration date will be extended so that the registration statement is available during the 30 consecutive business days preceding the expiration date as so extended. We will promptly notify the holders of the warrants of any extensions.

GLOBAL FORM

         The warrants were issued initially in book entry form under a global warrant certificate issued to the Depositary Trust Company ("DTC") pursuant to a warrant agreement between us and Mellon Investor Services LLC, as the warrant agent. Beneficial interests in the global warrant certificate may be exchanged for warrant certificates in definitive form by the holder of such interest upon receipt by the warrant agent of written instructions or other form of instructions as is customary for the DTC. We initially appointed the principal office of the warrant agent as the location at which warrants may be surrendered for exercise, transfer or exchange.

                          DESCRIPTION OF THE NEW NOTES

         The summary below describes the principal terms of Foster Wheeler LLC's 10.359% Senior Secured Notes due 2011, Series A, or the new notes.

Issuer........................... Foster Wheeler LLC

Securities....................... Up to $141,471,000 aggregate principal amount of 10.359% Senior Secured Notes due September 15, 2011, Series A.

Maturity......................... September 15, 2011

Interest Rate.................... 10.359% per annum

Interest Payment Dates........... Semi-annually on March 15 and September 15 of each year, commencing March 15, 2005.

Guarantees....................... The notes are jointly and severally guaranteed by Foster Wheeler Ltd., Foster Wheeler
                                  Holdings Ltd. and the subsidiary guarantors listed in the Company's registration statement on Form S-4 (File No. 333-107054) and such other subsidiaries which may become additional guarantors pursuant to the indenture.

Security and Ranking............. The notes are the senior secured obligations of Foster Wheeler LLC. The notes rank pari passu with Foster Wheeler's obligations under the senior secured credit agreement. The notes are secured by a lien on the following assets of each of Foster Wheeler LLC and each of the guarantors;

                                  o  substantially all of its tangible and
                                     intangible assets, excluding intercompany debt and receivables and capital stock held in subsidiaries, except as described in the two following bullet points;

                                  o pledges of capital stock held in certain of Foster Wheeler LLC's and the guarantors' direct subsidiaries;

                                  o  pledges of certain specified existing
                                     intercompany notes, as well as certain
                                     future intercompany notes

                                  Although the notes rank pari passu with Foster Wheeler's obligations under the senior secured credit agreement, the proceeds held or received by the collateral agent in respect of any sale of collateral securing the notes will be applied first to all obligations in respect of any letters of credit under the senior secured credit agreement, which were collectively $73.2 million at June 25, 2004, and all obligations outstanding in respect of letters of credit or revolving loans under any other credit facility permitted under the indenture, and thereafter, on a pro rata basis, to all obligations in respect of the notes and term loans under any future credit facility, permitted under the indenture. Foster Wheeler applied the net proceeds from the upsize notes offering first to reduce amounts outstanding under term and revolving loans under the senior secured credit agreement in full.

                                  Under the terms of the notes Foster Wheeler is permitted to incur up to $250 million, or subject to meeting certain financial ratios $325 million, in senior secured bank obligations, including obligations under the senior secured credit agreement, which amount shall increase to $370 million, or subject to meeting certain financial ratios, $445 million, after September 15, 2008. The indenture and collateral documents governing the notes permit Foster Wheeler to grant a lien on the collateral securing the notes to the lenders under any new credit facility permitted by the indenture as well as to the holders of the rollover notes.

Optional Redemption.............. We may redeem some or all of the notes at any time at the redemption prices set forth in the indenture.

Mandatory Offer to Repurchase.... Upon the occurrence of certain change of control events described in the indenture, holders may require Foster Wheeler to repurchase some or all of their notes at 101% of their principal amount plus accrued interest. The occurrence of those events may, however, be an event of default under our senior secured credit agreement or other debt agreements, and those agreements may prohibit the repurchase. Further, we may not have sufficient resources to satisfy our repurchase obligation.

Certain Covenants................ The indenture governing the notes contains covenants limiting our ability and our
                                  subsidiaries' ability to:

                                  o incur additional debt or issue subsidiary preferred stock or stock with a mandatory redemption feature before the maturity of the notes;

                                  o  pay dividends on our capital stock;

                                  o  redeem or repurchase capital stock or
                                     prepay or repurchase subordinated debt;

                                  o  make some types of investments and sell
                                     assets;

                                  o  create liens or engage in sale and
                                     leaseback transactions;

                                  o  engage in transactions with affiliates,
                                     except on an arms-length basis; and

                                  o  consolidate or merge with, or sell
                                     substantially all our assets to, another person.

                              COMPARISON OF RIGHTS

         The following summarizes the material differences between the rights of holders of (1) the securities exchanged in the equity-for-debt exchange offer and (2) the securities issued in the equity-for-debt exchange offer.

         THE EQUITY-FOR-DEBT EXCHANGE OFFER HAS BEEN COMPLETED. YOU ARE NOT BEING ASKED TO CONSIDER OR VOTE UPON ANY ELEMENT OF THE EQUITY-FOR-DEBT EXCHANGE OFFER.

         Upon completion of the exchange offer, holders of trust securities, convertible notes, Robbins bonds and 2005 notes who tendered their securities in the exchange offer became holders of common shares and preferred shares of the Company.

      o The rights of holders of trust securities are governed by the declaration of trust, the junior subordinated indenture, the guarantee agreement and the Statutory Trust Act of the State of Delaware. The rights of holders of convertible notes are governed by the convertible notes indenture and the global convertible note. The rights of holders of Robbins bonds are governed by the Second Amended and Restated Mortgage, Security Agreement and Indenture of Trust dated as of October 15, 1999 from Village of Robbins, Cook County, Illinois, to SunTrust Bank, Central Florida, National Association, as trustee, or the Robbins indenture.

      o The rights of holders of common shares are governed by the Companies Act and Foster Wheeler Ltd.'s memorandum of association and bye-laws and the rights of holders of preferred shares are governed by the Companies Act, the certificate of designation for the preferred shares and Foster Wheeler Ltd's memorandum of association and bye-laws. The term "member" when used under the Companies Act, the certificate of designation and the memorandum of association and bye-laws of the Company is used interchangeably with the term "shareholder" in this proxy statement.

         There are many differences between the rights of holders of trust securities under Delaware law, holders of convertible notes issued under an indenture governed by New York law and the rights of holders of Robbins bonds issued under the Robbins indenture governed by Illinois law, and supported by the exit funding agreement which is governed by New York law, on the one hand, and the rights of security holders under Bermuda law, on the other hand, which is modeled after the corporate laws of England. In addition, there are differences between the governing documents of FW Preferred Capital Trust I and Foster Wheeler LLC, on the one hand, and Foster Wheeler Ltd., on the other hand.

         This summary is subject to the complete text of the relevant provisions of the Companies Act, the Statutory Trust Act, the declaration of trust, the indentures, the global notes, and each of Foster Wheeler Ltd.'s and Foster Wheeler LLC's governing documents.

TRUST SECURITIES COMPARED TO COMMON SHARES AND PREFERRED SHARES
---------------------------------------------------------------

PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                       SHAREHOLDERS' MEETINGS

Meetings of the holders of the trust securities may be called at    Under Bermuda law, an annual general meeting must be convened at
any time by the administrative trustees to consider and act on      least once in every calendar year. A special meeting of
any matter on which holders of the trust securities are entitled    shareholders may be convened by the board of directors at any
to act under the terms of the declaration of trust, the terms of    time and must be convened upon the request of shareholders
the trust securities or the rules of any stock exchange on which    holding at least 10% of the paid-up capital of a company
the trust securities are then listed or admitted for trading.       carrying the right to vote at shareholders' meetings.

PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------
The administrative trustees shall call a meeting of the holders of a class of trust securities if directed to do so by the
holders of at least 10% of the aggregate liquidation amount of such class.

                                                               QUORUM

There are no quorum requirements for meetings of holders of trust   The bye-laws of Foster Wheeler Ltd. provide that one or more
securities.                                                         persons, present in person and representing in person or by proxy more than 50% of the shares issued and entitled to vote thereat, shall constitute a quorum at all meetings of the
                                                                    shareholders for the transaction of business (including the approval of an amalgamation) except as otherwise provided by the
                                                                    Companies Act.

                                                         NOTICE OF MEETINGS

Notice of meeting of the holders of the trust securities must be    Notice of an annual general meeting must be given at least 10
given at least seven days and not more than 60 days before the      days and not more than 60 days before the date of such meeting.
date of such meeting.                                               Notice of a special general meeting must be given at least 30 days and not more than 60 days before the date of such meeting.

                                             ELECTION AND REMOVAL OF TRUSTEES/DIRECTORS

If an event of default under the junior subordinated indenture      Any shareholder wishing to nominate for election as a director
has occurred and is continuing, the holders of a majority of the    someone who is not nominated by the board of Foster Wheeler Ltd.
aggregate liquidation amount of the trust securities will be        must give notice of the intention to nominate the person for
entitled to appoint, remove or replace the property trustee         election. Foster Wheeler Ltd.'s bye-laws provide that such
and/or the Delaware trustee for the trust.                          notice must be given not less than one-hundred and twenty days before release of Foster Wheeler Ltd.'s proxy statement in
In no event do the holders of the trust securities have the right   connection with the previous year's annual general meeting.
to vote to remove or replace the administrative trustees; such voting rights are vested exclusively in the holders of the common securities of the trust.

                                                                    A director may be removed, with cause, by the affirmative vote of the holders of at least 662'3% of the shares entitled to vote at an election of directors, provided notice is given to the director of the shareholders meeting convened to remove the director. The notice must contain a statement of the intention to remove the director and must be served on the director not less than fourteen days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his removal. The bye-laws of Foster Wheeler Ltd. provide that vacancies on the board and newly created directorships resulting from any increase in the authorized

PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                                    number of directors may be filled by a majority vote of
                                                                    directors then in office. A vote of the board to replace a director will include an assignment of the replacement director to the class of which the former director was a member, and the replacement director holds office until the time at which the former director's term of office expires. Directors elected to fill newly created directorships hold office until the third annual general meeting following the date of their election.

                                                  APPROVAL REQUIREMENTS GENERALLY

Holders of the trust securities generally do not have voting        Each holder of common shares is entitled to one vote in person,
rights. However, termination of the junior subordinated indenture   or by proxy, for each common share, registered in the name of
may not be effective without the prior consent of the holders of    such holder. Prior to becoming convertible, each holder of
at least a majority in aggregate liquidation amount of all the      preferred shares will have the number of votes the common shares
outstanding trust securities, unless and until the principal of     issuable upon conversion of such preferred shares would have. If
(and premium, if any, on) the junior subordinated debentures and    and when the preferred shares become convertible at each
all accrued and unpaid interest have been paid in full and          holder's option, they will cease to vote except in limited
certain other conditions are satisfied.                             circumstances as described in the next paragraph or as otherwise
No amendment, modification or termination of the junior             required under applicable law.
subordinated indenture or the junior subordinated debentures, may   Any amendment, alteration or repeal of the terms of the
be made by the property trustee, as holder of the junior            memorandum of association and bye-laws or the certificate of
subordinated debentures without the prior consent of (1) each       designation which would affect the powers, preferences, or
holder of the trust securities, in the case of an amendment to      special rights of the preferred shares and any variation of the
specified provisions governing payment of principal or interest     rights of the common shares or the preferred shares as a class
or amendments to the indenture, or (2) 66 2'3% of the aggregate     will require the approval of holders of at least three-fourths
liquidation amount of the trust securities voting together as a     of the outstanding affected class of shares. This approval can
single class, in the case of other amendments to the junior         be evidenced either by a unanimous consent in writing or by a
subordinated indenture. In addition, any amendment to the           resolution passed at a meeting of the holders of the relevant
guarantee agreement that materially adversely affects the rights    class of shares at which a quorum consisting of at least two
of the holders of the trust securities requires the approval of     persons holding or representing one-third of the issued and
at least 66 2'3% of the aggregate liquidation amount of the trust   outstanding shares of the relevant class is present.
securities.

                                   AMENDMENT OF CONSTITUTIONAL DOCUMENTS AND TERMS OF SECURITIES

If any amendment would (1) adversely affect the powers,             Under the Companies Act, amendments to the memorandum of
preferences or special rights of the holders of the trust           association of a Bermuda company must be approved by a majority
securities and the common securities of the trust whether by        of the shareholders voting on the amendments.
amendment to the declaration of trust or otherwise, (2) result      Under the Companies Act, the bye-laws may be amended by a
in the dissolution, winding up or termination of the trust other    resolution of the board of directors and a resolution of the
than pursuant to the terms of the Declaration of Trust, (3)         shareholders approved by a majority of the shareholders voting
change the amount or timing of any distribution of the trust        on the amendment, unless a greater shareholder vote is required
securities or common securities of the trust or otherwise           under the bye-laws. The Foster Wheeler Ltd. bye-laws require a
adversely affect the amount of any distribution required to be      unanimous vote of the shareholders on any resolution to amend
made in respect of the trust securities or common securities of     the bye-laws presented without the prior approval of the board
the trust as of a specified date, or (4) restrict the right of a    of directors, provided that any proposed amendment to the bye-
holder of trust securities or common securities of the trust to     law relating to removal of directors must be approved by the
institute suit for the enforcement of any such payment on or        board and by the affirmative vote of the holders of 75% of the
after such date, then the holders of the trust securities and       voting shares of Foster Wheeler Ltd. If a proposed rescission,

PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

common securities of the trust voting together as a single class    alteration or amendment varies the rights attached to a class of
will be entitled to vote on such amendment or proposal and such     shares, the bye-law relating to a variation of class rights must
amendment or proposal shall not be effective except with the        be complied with. That bye-law provides that if at any time
approval of each of the holders of the trust securities and         Foster Wheeler Ltd. has more than one class of shares, the
common securities of the trust affected thereby.                    rights attaching to any class, unless otherwise provided for by the terms of issue of the relevant class, may be varied either:
Any amendment that would adversely affect only the trust            (i) with the consent in writing of the holders of all of the
securities or the common securities of the trust must be approved   issued shares of that class; or (ii) with the sanction of a
by a majority of the aggregate liquidation amount (including the    resolution passed by a majority in number equal to three-
stated amount that would be paid on redemption, liquidation or      fourths of the issued shares at a general meeting of the
otherwise, plus accumulated and unpaid distributions to the date    relevant class of shareholders at which a quorum consisting of
upon which the voting percentages are determined) of such class     at least two persons holding or representing one-third of the
affected thereby.                                                   issued shares of the relevant class is present. Foster Wheeler
                                                                    Ltd.'s bye-laws specify that the creation or issue of shares ranking equally with existing shares will not, unless expressly provided by the terms of issue of those shares, vary the rights attached to existing shares.


                                                 APPROVAL OF BUSINESS COMBINATIONS

Generally, the trust may not merge with, or undertake any other     The amalgamation of a Bermuda company with another company or
business combination as described in the declaration of trust,      corporation (other than certain affiliated companies) requires
with any corporation or other body. However, the trust may, at      the amalgamation agreement to be approved by the company's board
the request of Foster Wheeler LLC or with the consent of the        of directors and by its shareholders. Shareholder class approval
administrative trustees, or if there are more than two, a           is also required if the amalgamation agreement constitutes a
majority of the administrative trustees and without the consent     variation of the rights attaching to that class of shares.
of the holders of the trust securities or common securities of      Unless the company's bye-laws provide otherwise the approval of
the trust, the Delaware trustee or the property trustee,            75% of the shareholders voting at such general and class
consolidate, amalgamate, merge with or into, or be replaced by      meetings is required to approve the amalgamation agreement.
or convey, transfer or lease its properties substantially as an     Also, the quorum for such meetings must be two persons holding
entirety to a trust organized as such under the laws of any         or representing more than one-third of the issued shares of the
state if certain conditions are met (including the assumption of    company or the class. Each share carries the right to vote in
all of the obligations of the trust by the successor entity and     respect of an amalgamation, whether or not it otherwise carries
the substitution for the trust securities of other securities       the right to vote. Foster Wheeler Ltd.'s bye-laws provide that
having the same terms as the trust securities).                     an amalgamation requires the approval of two-thirds of the votes cast at a general meeting of the shareholders where one or more
The trust may not, except with the consent of holders of 100% in    persons representing in person or by proxy a majority of all
aggregate liquidation amount of the outstanding trust securities    issued shares entitled to vote thereat constitutes a quorum.
and common securities of the trust, consolidate, amalgamate,        Foster Wheeler Ltd.'s bye-laws further provide that certain
merge with or into, or be replaced by or convey, transfer or        business combinations (which include an amalgamation) entered
lease its properties and assets substantially as an entirety to,    into with a shareholder that beneficially owns, directly or
any other entity or permit any other entity to consolidate,         indirectly, 20% or more of the voting shares of Foster Wheeler
amalgamate, merge with or into, or replace it, if such action       Ltd. that have not been approved by the board of directors prior
would cause the trust or successor entity to be classified as       to the date such shareholder acquired the 20% (or greater)
other than a grantor trust for U.S. federal income tax purposes     holding must be approved by the holders of a majority of the
and each holder of the trust securities or common securities of     voting shares that are not held by such shareholder, its
the trust not to be treated as owning an undivided interest in      affiliates or associates, at a meeting held no earlier than five
the junior subordinated debentures.                                 years following the date upon which that shareholder first acquired 20% or more of the voting shares.


PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                                    The Companies Act also provides that where an offer is made for shares in a company by another company and, within four months of the offer, the holders of not less than 90% in value of the shares which are the subject of the offer accept, the offeror may by notice, given within two months after the expiration of the said four months, require the dissenting shareholders to transfer their shares on the terms of the offer. Dissenting shareholders may apply to a court within one month of such notice objecting to the transfer and the court may in its
                                                                    discretion grant such order as it thinks fit.

                                                         DISSENTERS' RIGHTS

Holders of trust securities do not have dissenters' rights.         Under the Companies Act, a dissenting shareholder of a company participating in an amalgamation (other than an amalgamation between a company and certain affiliated companies) may apply to the court to appraise the fair value of his or her shares.

                                                    DISTRIBUTIONS AND DIVIDENDS

Distributions on the trust securities are payable on a quarterly    Under the Companies Act, the board of directors of Foster
basis, but only to the extent that payments are made by Foster      Wheeler Ltd. may declare and pay dividends out of profits of
Wheeler LLC on the junior subordinated debentures and only to       Foster Wheeler Ltd. available for that purpose or make
the extent that the trust has sufficient funds available to make    distributions to shareholders out of contributed surplus as long
such payments.                                                      as there are no reasonable grounds for believing that Foster
                                                                    Wheeler Ltd. is, or after the payment of such dividend or
If Foster Wheeler LLC defers interest payments on the junior        distribution would be, unable to pay its liabilities as they
subordinated debentures, the trust will also defer quarterly        became due or that the realizable value of Foster Wheeler Ltd.'s
distributions on the trust securities. During a deferral period,    assets would thereby be less than the aggregate of its
the amount of distributions due to the holder would continue to     liabilities and its issued share capital and share premium
accrue and such deferred distributions will themselves accrue       accounts.
interest. Deferral periods may not exceed 20 consecutive
quarterly periods.

The holders are entitled to receive cumulative cash distributions at an annual rate of 9%. Distributions accrue from the date the trust issues the trust securities and will be paid quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning April 15, 1999.

                                                     REPURCHASE AND REDEMPTIONS

The trust will redeem all of the trust securities when the junior  Under the Companies Act, a company may repurchase its own
 subordinated debentures are paid at maturity on January 15,       shares. However, the funds for such a repurchase must be either
 2029. In addition, if Foster Wheeler LLC redeems any junior       (1) capital paid-up on the shares in question; (2) proceeds of a
 subordinated debentures before their maturity, the trust must     new issue of shares made for the purposes of the repurchase; or
 use the cash it receives on the redemption of the junior          (3) funds which would otherwise be available for dividend or
 subordinated debentures to redeem, on a pro rata basis, trust     distribution. Furthermore, any premium which is payable on the
 securities and common securities of the trust having a total      repurchase must be provided out of funds which would otherwise
 liquidation amount equal to the total principal amount of the     be available for dividend or distribution or out of the
 junior subordinated debentures redeemed.                          company's share premium account prior to the repurchase. No

PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

Foster Wheeler LLC has the right to redeem the junior               repurchase may be effected if there are reasonable grounds for
subordinated debentures before their maturity at 100% of their      believing that the company is, or after effecting the repurchase
principal amount plus accrued and unpaid interest to the date of    would be, unable to pay its liabilities as they become due.
redemption under certain circumstances.

                                                         ENFORCEMENT RIGHTS

If an event of default with respect to the junior subordinated      The Bermuda courts ordinarily would be expected to follow
debentures has occurred and is continuing and such event is         English precedent, which would permit a shareholder to commence
attributable to the failure of Foster Wheeler LLC to pay any        an action in the name of the company to remedy a wrong done to
amounts in respect of such junior subordinated debentures on the    the company only (1) where the act complained of is alleged to
date such amounts are otherwise payable, a holder of the trust      be beyond the corporate power of the company or is illegal; (2)
securities may institute a legal proceeding directly against        where the act complained of is alleged to constitute a fraud
Foster Wheeler LLC for enforcement of payment to such holder of     against the minority shareholders by those controlling the
an amount equal to the aggregate liquidation amount of the trust    company; provided that the majority shareholders have used their
securities held by such holder. Foster Wheeler LLC may not amend    controlling position to prevent the company from taking action
the indenture or the junior subordinated debentures to remove       against the wrongdoers; (3) where an act requires approval by a
this right to bring an action without the prior written consent     greater percentage of the company's shareholders than actually
of the holders of all of the trust securities.                      approved it; or (4) where such an action is necessary in order that there not be a violation of the company's memorandum of association or bye-laws.

                                                                    When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the
                                                                    Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company's affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.

                                                             GUARANTEES

The obligations of the trust are guaranteed by Foster Wheeler       The common shares and preferred shares are not guaranteed by any
Ltd. and Foster Wheeler LLC. The guarantees rank junior in right    entity.
of payment to all liabilities of the guarantors.
                                                          DERIVATIVE SUITS

The Statutory Trust Act of the State of Delaware provides that a    The Bermuda courts ordinarily would be expected to follow
beneficial owner may bring an action in the Court of Chancery in    English precedent, which would permit a shareholder to commence
the right of a statutory trust to recover a judgment in its         an action in the name of the company to remedy a wrong done to
favor if the trustees with the authority to do so have refused      the company only (1) where the act complained of is alleged to
to bring the action or if an effort to cause those trustees to      be beyond the corporate power of the company or illegal;
bring the action is not likely to succeed. If the property          (2) where the act complained of is alleged to constitute a fraud
trustee fails to enforce its rights under the junior                against the minority shareholders by those controlling the
subordinated debentures after a holder of trust securities has      company; provided that the majority shareholders have used their
made a written request, such holder of trust securities may, to     controlling position to prevent the company from taking action
the extent permitted by applicable law, institute a legal           against the wrongdoers; (3) where an act requires approval by a
proceeding directly against Foster Wheeler LLC to enforce the       greater percentage of the company's shareholders than actually
property trustee's rights under the indenture without first         approved it; or (4) where such an action is necessary in order

PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

instituting any legal proceeding against the property trustee or    that there not be a violation of the company's memorandum of
any other person or entity.                                         association or bye-laws.

                                        INDEMNIFICATION OF DIRECTORS, OFFICERS AND TRUSTEES

Foster Wheeler LLC has agreed to indemnify to the fullest extent    Under the Companies Act, a company is permitted to indemnify any
permitted by law any administrative trustee, any affiliate of an    officer or director against (1) any liability incurred by him or
administrative trustee, any officers, directors, shareholders,      her in defending any proceedings, whether civil or criminal, in
members, partners, employees, representatives or agents of any      which judgment is given in his or her favor, or in which he or
administrative trustee or any affiliate thereof, or any officer     she is acquitted, or in connection with any application under
or agent of FW Preferred Capital Trust I or its affiliates other    relevant Bermuda legislation in which relief from liability is
than the property trustee, the Delaware trustee and their           granted to him or her by the court and (2) any loss or liability
respective affiliates.                                              resulting from negligence, default, breach of duty or breach of trust, except for his or her fraud or dishonesty. The bye-laws of Foster Wheeler Ltd. provide for the indemnity by Foster
                                                                    Wheeler Ltd. of the officers and directors of Foster Wheeler
                                                                    Ltd., except with respect to fraud, dishonesty or willful
                                                                    misconduct.

                                            LIMITED LIABILITY OF DIRECTORS AND OFFICERS

Except as expressly set forth in the declaration of trust, the      Under the Companies Act, a director must observe the statutory
guarantee agreement and the terms of the trust securities, the      duty of care which requires such director to act honestly and in
officers and directors of Foster Wheeler LLC: (1) shall not be      good faith with a view to the best interests of the company and
personally liable for the return of any portion of the capital      exercise the care, diligence and skill that a reasonably prudent
contributions (or any return thereon) of the holders of the         person would exercise in comparable circumstances. Directors are
trust securities which shall be made solely from assets of the      also subject to common law fiduciary duties which require
trust; and (2) shall not be required to pay to the trust or to      directors to act in what they reasonably believe to be the best
any holder of trust securities any deficit upon dissolution of      interests of the company and for a proper purpose. Bermuda law
the trust or otherwise.                                             renders void any provision in the bye-laws or any contract between a company and any such director exempting him or her from or indemnifying him or her against any liability in respect of any fraud or dishonesty of which he or she may be guilty in relation to the company. Foster Wheeler Ltd.'s bye- laws contain a provision by virtue of which its shareholders waive any claim or right of action that they have, both individually and on
                                                                    Foster Wheeler Ltd.'s behalf, against any director or officer in relation to any action or failure to take action by such
                                                                    director or officer, except in respect of any fraud or
                                                                    dishonesty of such director or officer.

PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                               PROVISION APPLICABLE TO HOLDERS OF
---------------------------------------------------                               COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                  INSPECTION OF BOOKS AND RECORDS

Each holder of trust securities has the right, subject to such      Bermuda law provides the general public with a right of
reasonable standards (including standards governing what            inspection of a Bermuda company's public documents at the office
information and documents are to be furnished at what time and      of the Registrar of Companies in Bermuda, and provides a Bermuda
location and at whose expense) as may be established by the         company's shareholders with a right of inspection of such
trustees, to obtain from the trust, from time to time upon          company's bye-laws, minutes of general shareholders' meetings
reasonable demand for any purpose reasonably related to the         and audited financial statements. The register of shareholders
holder's interest in the trust, business and financial records      is also open to inspection by shareholders free of charge and,
of the trust.                                                       upon payment of a small fee, by any other person. A Bermuda company is required to maintain its share register in Bermuda but may establish a branch register outside of Bermuda. A
                                                                    Bermuda company is required to keep at its registered office a register of its directors and officers which is open for
                                                                    inspection by members of the public without charge.

             TRUST SECURITIES COMPARED TO WARRANTS
             -------------------------------------

       PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                    PROVISION APPLICABLE TO HOLDERS OF WARRANTS
       ---------------------------------------------------                    -------------------------------------------

                                                       SHAREHOLDERS' MEETINGS

Meetings of the holders of the trust securities may be called at    Holders of warrants will have no rights to call or cause to be
any time by the administrative trustees to consider and act on      called meetings of securityholders.
any matter on which holders of the trust securities are entitled to act under the terms of the declaration of trust, the terms of the trust securities or the rules of any stock exchange on which the trust securities are then listed or admitted for trading.
The administrative trustees shall call a meeting of the holders of a class of trust securities if directed to do so by the
holders of at least 10% of the aggregate liquidation amount of such class.

                                             ELECTION AND REMOVAL OF TRUSTEES/DIRECTORS

If an event of default under the junior subordinated indenture      Holders of warrants will have no rights to elect or remove
has occurred and is continuing, the holders of a majority of the    directors.
aggregate liquidation amount of the trust securities will be entitled to appoint, remove or replace the property trustee
and/or the Delaware trustee for the trust.

In no event do the holders of the trust securities have the right to vote to remove or replace the administrative trustees; such voting rights are vested exclusively in the holders of the common securities of the trust.

       PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                    PROVISION APPLICABLE TO HOLDERS OF WARRANTS
       ---------------------------------------------------                    -------------------------------------------

                                                  APPROVAL REQUIREMENTS GENERALLY

Holders of the trust securities generally do not have voting        Holders of warrants will not generally have any voting rights,
rights. However, termination of the junior subordinated             however the terms of the warrants may only be amended, or
indenture may not be effective without the prior consent of the     compliance therewith may be waived with the consent of holders
holders of at least a majority in aggregate liquidation amount      of a majority of the warrants then outstanding; PROVIDED, that,
of all the outstanding trust securities, unless and until the       without the consent of each warrantholder affected, no such
principal of (and premium, if any, on) the junior subordinated      amendment or waiver shall (i) reduce the number of common
debentures and all accrued and unpaid interest have been paid in    shares, preferred shares or other property or securities that
full and certain other conditions are satisfied.                    can be issued pursuant to a warrant, (ii) increase the exercise price in respect of the warrants, (iii) bring forward the
No amendment, modification or termination of the junior             expiration date of the warrants, (iv) change any provision
subordinated indenture or the junior subordinated debentures, may   governing adjustments to the number or type of securities for
be made by the property trustee, as holder of the junior            which warrants are exercisable in a manner adverse to any
subordinated debentures without the prior consent of  (1) each      warrantholder or (v) modify the provisions governing such
holder of the trust securities, in the case of an amendment to      amendment or waiver.
specified provisions governing payment of principal or interest or amendments to the indenture, or (2) 66 2'3% of the aggregate liquidation amount of the trust securities voting together as a single class, in the case of other amendments to the junior
subordinated indenture. In addition, any amendment to the
guarantee agreement that materially adversely affects the rights of the holders of the trust securities requires the approval of at least 66 2'3% of the aggregate liquidation amount of the trust securities.

                                   AMENDMENT OF CONSTITUTIONAL DOCUMENTS AND TERMS OF SECURITIES

If any amendment would (1) adversely affect the powers,             The terms of the warrants may only be amended, or compliance
preferences or special rights of the holders of the trust           therewith may be waived with the consent of a holders of a
securities and the common securities of the trust whether by        majority of the warrants then outstanding (excluding Foster
amendment to the declaration of trust or otherwise, (2) result      Wheeler and its affiliates); PROVIDED that, without the consent
in the dissolution, winding up or termination of the trust other    of each warrantholder affected, no such amendment or waiver
than pursuant to the terms of the Declaration of Trust, (3)         shall (i) reduce the number of common shares, preferred shares
change the amount or timing of any distribution of the trust        or other property or securities that can be issued pursuant to a
securities or common securities of the trust or otherwise           warrant, (ii) increase the exercise price in respect of the
adversely affect the amount of any distribution required to be      warrants, (iii) bring forward the expiration date of the
made in respect of the trust securities or common securities of     warrants, (iv) change any provision governing adjustments to the
the trust as of a specified date, or (4) restrict the right of a    number or type of securities for which warrants are exercisable
holder of trust securities or common securities of the trust to     in a manner adverse to any warrantholder or (v) modify the
institute suit for the enforcement of any such payment on or        provisions governing such amendment or waiver.
after such date, then the holders of the trust securities and common securities of the trust voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the holders of the trust securities and
common securities of the trust affected thereby.

Any amendment that would adversely affect only the trust securities or the common securities of the trust must be approved by a majority of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid distributions to the date

       PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                    PROVISION APPLICABLE TO HOLDERS OF WARRANTS
       ---------------------------------------------------                    -------------------------------------------

upon which the voting percentages are determined) of such class affected thereby.

                                                 APPROVAL OF BUSINESS COMBINATIONS

Generally, the trust may not merge with, or undertake any other     Foster Wheeler Ltd. need not obtain the approval of the holders
business combination as described in the declaration of trust,      of the warrants in order to effect any business combination. If
with any corporation or other body. However, the trust may, at      Foster Wheeler Ltd. proposes to effect any consolidation or
the request of Foster Wheeler LLC or with the consent of the        merger or amalgamation to which Foster Wheeler Ltd. is a party
administrative trustees, or if there are more than two, a           and for which approval of any shareholders of Foster Wheeler
majority of the administrative trustees and without the consent     Ltd. is required, or any sale, transfer or other disposition of
of the holders of the trust securities or common securities of      its property and assets substantially as an entirety, or the
the trust, the Delaware trustee or the property trustee,            liquidation, voluntary or involuntary dissolution or winding-up
consolidate, amalgamate, merge with or into, or be replaced by or   of Foster Wheeler Ltd., then, Foster Wheeler Ltd. shall mail to
convey, transfer or lease its properties substantially as an        all registered holders of warrants notice of such proposed
entirety to a trust organized as such under the laws of any state   action, specifying the date on which such event shall take place
if certain conditions are met (including the assumption of all of   or commence, and any record date for common shares entitled to
the obligations of the trust by the successor entity and the        vote thereon or participate therein and shall set forth such
substitution for the trust securities of other securities having    facts with respect thereto as shall be reasonably necessary to
the same terms as the trust securities).                            indicate any adjustments in the exercise price of the warrants
The trust may not, except with the consent of holders of 100% in    and the number or kind of shares or other securities purchasable
aggregate liquidation amount of the outstanding trust securities    upon exercise of warrants which will be required as a result of
and common securities of the trust, consolidate, amalgamate,        such action. Such notice shall be filed and mailed at least 20
merge with or into, or be replaced by or convey, transfer or        days prior to the earlier of the date on which such event is
lease its properties and assets substantially as an entirety to,    expected to become effective and the date on which it is
any other entity or permit any other entity to consolidate,         expected that holders of common shares of record on such date
amalgamate, merge with or into, or replace it, if such action       shall be entitled to exchange their shares for securities or
would cause the trust or successor entity to be classified as       other property deliverable upon such event.
other than a grantor trust for U.S. federal income tax purposes and each holder of the trust securities or common securities of the trust not to be treated as owning an undivided interest in the junior subordinated debentures.

                                                         DISSENTERS' RIGHTS

Holders of trust securities do not have dissenters' rights.         Holders of warrants will not have dissenters' rights.

                                                    DISTRIBUTIONS AND DIVIDENDS

Distributions on the trust securities are payable on a quarterly    Holders of warrants will not be not entitled to any
basis, but only to the extent that payments are made by Foster      distributions or dividends.
Wheeler LLC on the junior subordinated debentures and only to the extent that the trust has sufficient funds available to make such payments.

If Foster Wheeler LLC defers interest payments on the junior subordinated debentures, the trust will also defer quarterly distributions on the trust securities. During a deferral period, the amount of distributions due to the holder would continue to accrue and such deferred distributions will themselves accrue interest. Deferral periods may not exceed 20 consecutive quarterly periods.

       PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                    PROVISION APPLICABLE TO HOLDERS OF WARRANTS
       ---------------------------------------------------                    -------------------------------------------

The holders are entitled to receive cumulative cash distributions at an annual rate of 9%. Distributions accrue from the date the trust issues the trust securities and will be paid quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, beginning April 15, 1999.

                                                     REPURCHASE AND REDEMPTIONS

The trust will redeem all of the trust securities when the junior   Neither the holders of the warrants nor Foster Wheeler Ltd. will
subordinated debentures are paid at maturity on January 15,         have any right to redeem the warrants.
2029. In addition, if Foster Wheeler LLC redeems any junior
subordinated debentures before their maturity, the trust must use the cash it receives on the redemption of the junior
subordinated debentures to redeem, on a pro rata basis, trust securities and common securities of the trust having a total liquidation amount equal to the total principal amount of the junior subordinated debentures redeemed.

Foster Wheeler LLC has the right to redeem the junior subordinated debentures before their maturity at 100% of their principal amount plus accrued and unpaid interest to the date of redemption under certain circumstances.

                                                         ENFORCEMENT RIGHTS

If an event of default with respect to the junior subordinated      Neither the warrant agreement between Foster Wheeler Ltd. and
debentures has occurred and is continuing and such event is         the warrant agent nor the warrants will provide any specific
attributable to the failure of Foster Wheeler LLC to pay any        enforcement rights to holders of warrants.
amounts in respect of such junior subordinated debentures on the date such amounts are otherwise payable, a holder of the trust securities may institute a legal proceeding directly against
Foster Wheeler LLC for enforcement of payment to such holder of an amount equal to the aggregate liquidation amount of the trust securities held by such holder. Foster Wheeler LLC may not amend the indenture or the junior subordinated debentures to remove this right to bring an action without the prior written consent of the holders of all of the trust securities.

                                                             GUARANTEES

The obligations of the trust are guaranteed by Foster Wheeler       The obligations of Foster Wheeler Ltd. under the warrants will
Ltd. and Foster Wheeler LLC. The guarantees rank junior in right    not be guaranteed by any party.
of payment to all liabilities of the guarantors.
                                                          DERIVATIVE SUITS

The Statutory Trust Act of the State of Delaware provides that a    Not applicable.
beneficial owner may bring an action in the Court of Chancery in the right of a statutory trust to recover a judgment in its
favor if the trustees with the authority to do so have refused to bring the action

       PROVISION APPLICABLE TO HOLDERS OF TRUST SECURITIES                    PROVISION APPLICABLE TO HOLDERS OF WARRANTS
       ---------------------------------------------------                    -------------------------------------------


or if an effort to cause those trustees to bring the action is not likely to succeed. If the property trustee fails to enforce its rights under the junior subordinated debentures after a holder of trust securities has made a written request, such holder of trust securities may, to the extent permitted by applicable law, institute a legal proceeding directly against Foster Wheeler LLC to enforce the property trustee's rights under the indenture without first instituting any legal proceeding against the property trustee or any other person or entity.

                                    INDEMNIFICATION OF DIRECTORS, OFFICERS, TRUSTEES AND AGENTS

Foster Wheeler LLC has agreed to indemnify to the fullest extent    Foster Wheeler Ltd. will agree to indemnify the warrant agent
permitted by law any administrative trustee, any affiliate of       for, and to hold it harmless against, any loss, judgment, fine,
an administrative trustee, any officers, directors,                 cost, damage, penalty, demand, claim, liability or expense
shareholders, members, partners, employees, representatives or      (including the reasonable fees and expenses of a single counsel
agents of any administrative trustee or any affiliate thereof,      to the warrant agent), incurred without gross negligence, bad
or any officer or agent of FW Preferred Capital Trust I or its      faith or willful misconduct (which gross negligence, bad faith
affiliates other than the property trustee, the Delaware            or willful misconduct must be determined by a final,
trustee and their respective affiliates.                            nonappealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the warrant agent,
                                                                    arising out of or in connection with the acceptance and
                                                                    administration of the warrant agreement.


          CONVERTIBLE NOTES COMPARED TO COMMON SHARES AND PREFERRED SHARES
          ----------------------------------------------------------------

       PROVISION APPLICABLE TO HOLDERS OF CONVERTIBLE NOTES                       PROVISION APPLICABLE TO HOLDERS OF
       ----------------------------------------------------                       COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                       SHAREHOLDERS' MEETINGS

A meeting of the holders of convertible notes may be called by      Under Bermuda Law, an annual general meeting must be convened at
the Trustee, the Company or holders of at least 10% in aggregate    least once in every calendar year. A special meeting of
principal amount of convertible notes to make, give or take any     shareholders may be convened by the board of directors at any
request, demand, authorization, direction, notice, consent,         time and must be convened upon the request of shareholders
waiver or other action provided by the indenture to be made,        holding at least 10% of the paid-up capital of a company
given or taken by holders of the convertible notes.                 carrying the right to vote at shareholders' meetings.

A special meeting of holders of convertible notes may be called by the holders of at least 10% in aggregate principal amount of the convertible notes, upon not less than 21 days or more than 180 days notice.

                                                               QUORUM

The quorum at any meeting called to adopt a resolution will be      The bye-laws of Foster Wheeler Ltd. provide that one or more
persons holding or representing a majority in aggregate             persons, present in person and representing in person or by principal

       PROVISION APPLICABLE TO HOLDERS OF CONVERTIBLE NOTES                       PROVISION APPLICABLE TO HOLDERS OF
       ----------------------------------------------------                       COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

amount of the convertible notes at the time outstanding and, at     proxy more than 50% of the shares issued and entitled to vote
any reconvened meeting adjourned for lack of a quorum, 25% of       thereat, shall constitute a quorum at all meetings of the
the aggregate principal amount.                                     shareholders for the transaction of business (including the approval of an amalgamation) except as otherwise provided by the
                                                                    Companies Act.

                                                         NOTICE OF MEETINGS

Notice of every meeting will be given not less than 21 days nor     Notice of an annual general meeting must be given at least 10
more than 180 days prior to the meeting date and will set forth     days and not more than 60 days before the date of such meeting.
the time and place of such meeting and the action proposed to be    Notice of a special general meeting must be given at least 30
taken.                                                              days and not more than 60 days before the date of such meeting.

                                                 ELECTION AND REMOVAL OF DIRECTORS

Holders of the convertible notes do not have the right to elect     Any shareholder wishing to nominate for election as a director
or remove directors.                                                someone who is not nominated by the board of Foster Wheeler Ltd.
                                                                    must give notice of the intention to nominate the person for election. Foster Wheeler Ltd.'s bye-laws provide that such notice must be given not less than one-hundred and twenty days before release of Foster Wheeler Ltd.'s proxy statement in connection with the previous year's annual general meeting.
                                                                    A director may be removed, with cause, by the affirmative vote of the holders of at least 66 2'3% of the shares entitled to vote at an election of directors, provided notice is given to the director of the shareholders meeting convened to remove the director. The notice must contain a statement of the intention to remove the director and must be served on the director not less than fourteen days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his removal. The bye-laws of Foster Wheeler Ltd. provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. A vote of the board to replace a director will include an assignment of the replacement director to the class of which the former director was a member, and the replacement director holds office until the time at which the former director's term of office expires.
                                                                    Directors elected to fill newly created directorships hold office until the third annual general meeting following the date of their election.

                                                  APPROVAL REQUIREMENTS GENERALLY

CHANGES REQUIRING MAJORITY APPROVAL                                 Each holder of common shares is entitled to one vote in person, or by proxy, for each common share registered in the name of
The indenture (including the terms and conditions of the notes      such holder. Prior to becoming convertible, each holder of
and the guarantee) may be modified or amended either (1) with the   preferred shares will have the number of votes the common shares

       PROVISION APPLICABLE TO HOLDERS OF CONVERTIBLE NOTES                       PROVISION APPLICABLE TO HOLDERS OF
       ----------------------------------------------------                       COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

written consent of the holders of at least a majority in            issuable upon conversion of such common shares would have. If
aggregate principal amount of the notes at the time outstanding,    and when the preferred shares become convertible at each
or (2) by the adoption of a resolution at a meeting of holders by   holder's option, they will cease to vote except in limited
at least a majority in aggregate principal amount of the notes      circumstances as described in the next paragraph or as otherwise
represented at such meeting.                                        required under applicable law. Any amendment, alteration or repeal of the terms of the memorandum of association and
                                                                    bye-laws or the certificate of designation which would affect the powers, preferences, or special rights of the preferred shares and any variation of the rights of the common shares or the preferred shares as a class will require the approval of holders of at least three-fourths of the outstanding affected class of shares. This approval can be evidenced either by a consent in writing or by a resolution passed at a meeting of the holders of the relevant class of shares at which a quorum
                                                                    consisting of at least two persons holding or representing one-third of the issued and outstanding shares of the relevant class is present.

CHANGES REQUIRING APPROVAL OF EACH AFFECTED HOLDER

The indenture (including the terms and conditions of the convertible notes and the guarantee) cannot be modified or amended without the written consent or the affirmative vote of the holder of each convertible note affected by such change to change provisions relating to the payment of principal or interest or impair or change certain other rights of the holders of the Company's obligations.

                                   AMENDMENT OF CONSTITUTIONAL DOCUMENTS AND TERMS OF SECURITIES

CHANGES REQUIRING MAJORITY APPROVAL                                 Under the Companies Act, amendments to the memorandum of
                                                                    association of a Bermuda company must be approved by a majority
The indenture (including the terms and conditions of the notes      of the shareholders voting on the amendments.
and the guarantee) may be modified or amended either:
                                                                    Under the Companies Act, the bye-laws may be amended by a
     o   with the written consent of the holders of at least a      resolution of the board of directors and a resolution of the
         majority in aggregate principal amount of the notes at     shareholders approved by a majority of the shareholders voting
         the time outstanding, or                                   on the amendment, unless a greater shareholder vote is

                                                                    required under the bye-laws. The Foster Wheeler Ltd. bye-laws
     o   by the adoption of a resolution at a meeting of            require a unanimous vote of the shareholders on any resolution
         holders by at least a majority in aggregate principal      to amend the bye-laws presented without the prior approval of
         amount of the notes represented at such meeting.           the board provided that any proposed amendment to the bye-law relating to removal of directors must be approved by the board and by the affirmative vote of the holders of 75% of the voting shares of Foster Wheeler Ltd. If a proposed rescission,
                                                                    alteration or amendment varies the rights attached to a class of shares, the bye-law relating to a variation of class rights must be complied with. That bye-law provides that if at any time
                                                                    Foster Wheeler Ltd.

       PROVISION APPLICABLE TO HOLDERS OF CONVERTIBLE NOTES                       PROVISION APPLICABLE TO HOLDERS OF
       ----------------------------------------------------                       COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                                    has more than one class of shares, the rights attaching to any class, unless otherwise provided for by the terms of issue of the relevant class, may be varied either: (1) with the consent in writing of the holders of all of the issued shares of that class; or (2) with the sanction of a resolution passed by a majority in number equal to three-fourths of the issued shares at a general meeting of the relevant class of shareholders at which a quorum consisting of at least two persons holding or representing one-third of the issued shares of the relevant class is present. Foster Wheeler Ltd.'s bye-laws specify that the creation or issue of shares ranking equally with existing shares will not, unless expressly provided by the terms of issue of those shares, vary the rights attached to existing shares.

CHANGES REQUIRING APPROVAL OF EACH AFFECTED HOLDER

The indenture (including the terms and conditions of the convertible notes and the guarantee) cannot be modified or amended without the written consent or the affirmative vote of the holder of each convertible note affected by such change to change provisions relating to the payment of principal or interest or impair or change certain other rights of the holders of the Company's obligations.

                                                 APPROVAL OF BUSINESS COMBINATIONS

The consent of holders of at least a majority in aggregate          The amalgamation of a Bermuda company with another company or
principal amount of the convertible notes is needed for Foster      corporation (other than certain affiliated companies) requires
Wheeler Ltd. or Foster Wheeler LLC to consolidate, merge or         the amalgamation agreement to be approved by the company's board
transfer substantially all of their assets and properties to a      of directors and by its shareholders. Shareholder class approval
person that is not a U.S. or Bermuda corporation, partnership or    is also required if the amalgamation agreement constitutes a
trust.                                                              variation of the rights attaching to that class of shares.
                                                                    Unless the company's bye-laws provide otherwise the approval of
                                                                    75% of the shareholders voting at such general and class
                                                                    meetings is required to approve the amalgamation agreement.
                                                                    Also, the quorum for such meetings must be two persons holding or representing more than one-third of the issued shares of the company or the class. Each share carries the right to vote in respect of an amalgamation, whether or not it otherwise carries the right to vote. Foster Wheeler Ltd.'s bye-laws provide that an amalgamation requires the approval of two-thirds of the votes cast at a general meeting of the shareholders where one or more persons representing in person or by proxy a majority of all issued shares entitled to vote thereat constitutes a quorum.

                                                                    Foster Wheeler Ltd.'s bye-laws further provide that certain

       PROVISION APPLICABLE TO HOLDERS OF CONVERTIBLE NOTES                       PROVISION APPLICABLE TO HOLDERS OF
       ----------------------------------------------------                       COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                                    business combinations (which include an amalgamation) entered into with a shareholder that beneficially owns, directly or indirectly, 20% or more of the voting shares of Foster Wheeler
                                                                    Ltd. that have not been approved by the board of directors prior to the date such shareholder acquired the 20% (or greater)
                                                                    holding must be approved by the holders of a majority of the voting shares that are not held by such shareholder, its
                                                                    affiliates or associates, at a meeting held no earlier than five years following the date upon which that shareholder first acquired 20% or more of the voting shares.

                                                                    The Companies Act also provides that where an offer is made for shares in a company by another company and, within four months of the offer, the holders of not less than 90% in value of the shares which are the subject of the offer accept, the offeror may by notice, given within two months after the expiration of the said four months, require the dissenting shareholders to transfer their shares on the terms of the offer. Dissenting shareholders may apply to a court within one month of such notice objecting to the transfer and the court, in its
                                                                    discretion, may grant such order.

                                                         DISSENTERS' RIGHTS

Holders of convertible notes may require Foster Wheeler Ltd. to     Under the Companies Act, a dissenting shareholder of a company
repurchase their convertible notes only upon a change of control    participating in an amalgamation (other than an amalgamation
involving Foster Wheeler Ltd., subject to certain limitations.      between a company and certain affiliated companies) may apply to the court to appraise the fair value of his or her shares.

                                                    DISTRIBUTIONS AND DIVIDENDS

The convertible notes bear interest from May 31, 2001 at a rate     Under the Companies Act, the board of directors of Foster
of 6.50% per year, payable semi-annually on June 1 and December     Wheeler Ltd. may declare and pay dividends out of profits of
1 of each year, subject to adjustment upon the occurrence of a      Foster Wheeler Ltd. available for that purpose or make
change of control involving Foster Wheeler Ltd. or an issuance      distributions out of contributed surplus as long as there are no
of rights or warrants to purchase common shares of Foster           reasonable grounds for believing that Foster Wheeler Ltd. is, or
Wheeler Ltd. below the current market value of the common shares.   after the payment of such dividend or distribution would be, unable to pay its liabilities as they became due or that the
Foster Wheeler Ltd. will not pay interest on any note that is       realizable value of Foster Wheeler Ltd.'s assets would thereby
converted into common shares of Foster Wheeler Ltd.                 be less than the aggregate of its liabilities and its issued share capital and share premium accounts. In certain
                                                                    circumstances, the preferred shares may be entitled to

                                                     REPURCHASE AND REDEMPTIONS

The convertible notes are redeemable in whole or in part at the     Under the Companies Act, a company may repurchase its own
option of Foster Wheeler Ltd. beginning June 1, 2004. The           shares. However, the funds for such a repurchase must be either
aggregate amount of unpaid principal and interest outstanding       (1) capital paid-up on the shares in question; (2) proceeds of a
on the convertible notes is due in full on June 1, 2007.            new issue of shares made for the purposes of the repurchase; or

       PROVISION APPLICABLE TO HOLDERS OF CONVERTIBLE NOTES                       PROVISION APPLICABLE TO HOLDERS OF
       ----------------------------------------------------                       COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                                    (3) funds which would otherwise be available for dividend or
Holders of convertible notes may require Foster Wheeler Ltd. to     distribution. Furthermore, any premium which is payable on the
repurchase their convertible notes only upon a change of control    repurchase must be provided out of funds which would otherwise
involving Foster Wheeler Ltd, subject to certain limitations.       be available for dividend or distribution or out of the
                                                                    company's share premium account prior to the repurchase. No repurchase may be effected if there are reasonable grounds for believing that the company is, or after effecting the repurchase would be, unable to pay its liabilities as they become due.

                                                         ENFORCEMENT RIGHTS

If Foster Wheeler Ltd. (1) fails to pay any amount due on the       The Bermuda courts ordinarily would be expected to follow
convertible notes, including principal, premium, if any, or         English precedent, which would permit a shareholder to commence
interest, (2) fails to perform any provision contained in the       an action in the name of the company to remedy a wrong done to
indenture, (3) upon notice from the trustee or at least 25% in      the company only (1) where the act complained of is alleged to
aggregate principal amount of the holders of the convertible        be beyond the corporate power of the company or is illegal; (2)
notes, defaults in the payment of principal or interest under any   where the act complained of is alleged to constitute a fraud
of its indebtedness or if such default results in the               against the minority shareholders by those controlling the
acceleration of such indebtedness, or if Foster Wheeler LLC         company; provided that the majority shareholders have used their
defaults in the payment of principal or interest under any of its   controlling position to prevent the company from taking action
indebtedness or if such default results in the acceleration of      against the wrongdoers; (3) where an act requires approval by a
such indebtedness in an amount in excess of $15 million or (4)      greater percentage of the company's shareholders than actually
the guarantee of Foster Wheeler LLC ceases to be in full force or   approved it; or (4) where such an action is necessary in order
effect, then the trustee or the holders of at least 25% in          that there not be a violation of the company's memorandum of
aggregate principal amount of the convertible notes may declare     association or bye-laws.
the convertible notes due and payable at their principal amount
together with accrued interest, and thereupon the trustee may, at   When the affairs of a company are being conducted in a manner
its discretion, proceed to protect and enforce the rights of the    which is oppressive or prejudicial to the interests of some part
holders of notes by appropriate judicial proceedings.               of the shareholders, one or more shareholders may apply to the
                                                                    Supreme Court of Bermuda, which may make such order as it sees
If Foster Wheeler Ltd. files for bankruptcy or similar              fit, including an order regulating the conduct of the company's
proceeding, the aggregate principal amount of all the notes and     affairs in the future or ordering the purchase of the shares of
the interest thereon shall become immediately due and payable.      any shareholders by other shareholders or by the company.

                                                             GUARANTEES

The convertible notes are fully and unconditionally guaranteed as   The common shares and preferred shares are not guaranteed by any
to principal, premium, if any, and interest by Foster Wheeler       entity.
LLC. If Foster Wheeler Ltd. defaults in the payment of the
principal of, or premium, if any, or interest on the convertible notes when and as the same becomes due, Foster Wheeler LLC is required to promptly pay such amount in full. In addition,
Foster Wheeler LLC has guaranteed all other obligations of
Foster Wheeler Ltd. under the convertible notes, including the obligation to deliver common shares of Foster Wheeler Ltd. upon conversion by a holder.

The convertible notes are general unsecured obligations of Foster

       PROVISION APPLICABLE TO HOLDERS OF CONVERTIBLE NOTES                       PROVISION APPLICABLE TO HOLDERS OF
       ----------------------------------------------------                       COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

Wheeler Ltd., subordinated in right of payment to all of its existing and future debt and are effectively subordinated to all indebtedness and liabilities of all subsidiaries of Foster
Wheeler Ltd.

The guarantee is subordinate to the prior payment of all senior debt of Foster Wheeler LLC.

         ROBBINS BONDS COMPARED TO COMMON SHARES AND PREFERRED SHARES
         ------------------------------------------------------------

         PROVISION APPLICABLE TO HOLDERS OF ROBBINS BONDS                         PROVISION APPLICABLE TO HOLDERS OF
         ------------------------------------------------                         COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                       SHAREHOLDERS' MEETINGS

Holders of Robbins bonds are not entitled to attend meetings of     Under Bermuda law, an annual general meeting must be convened at
shareholders or other organizational meetings of Foster Wheeler     least once in every calendar year. A special meeting of
LLC, Robbins Resource Recovery Partners, L.P., which we refer       shareholders may be convened by the board of directors at any
to as RRRP, the trustee or the Village of Robbins, Cook County,     time and must be convened upon the request of shareholders
Illinois, unless they are entitled to attend under other            holding at least 10% of the paid-up capital of a company
applicable law.                                                     carrying the right to vote at shareholders' meetings.

                                                               QUORUM

Neither the Robbins indenture nor the exit funding agreement        The bye-laws of Foster Wheeler Ltd. provide that one or more
contains provisions for convening meetings of the holders of        persons, present in person and representing in person or by
the Robbins bonds.                                                  proxy more than 50% of the shares issued and entitled to vote thereat, shall constitute a quorum at all meetings of the
                                                                    shareholders for the transaction of business (including the approval of an amalgamation) except as otherwise provided by the
                                                                    Companies Act.

                                                         NOTICE OF MEETINGS

Neither the Robbins indenture nor the exit funding agreement        Notice of an annual general meeting must be given at least 10
contains provisions for convening meetings of the holders of        days and not more than 60 days before the date of such meeting.
the Robbins bonds.                                                  Notice of a special general meeting must be given at least 30 days and not more than 60 days before the date of such meeting.

                                             ELECTION AND REMOVAL OF TRUSTEES/DIRECTORS

Holders of a majority in aggregate principal amount of the          Any shareholder wishing to nominate for election as a director
Robbins bonds may remove the trustee by notifying the trustee in    someone who is not nominated by the board of Foster Wheeler Ltd.
writing and may appoint a successor trustee with the prior          must give notice of the intention to nominate the person for written

         PROVISION APPLICABLE TO HOLDERS OF ROBBINS BONDS                         PROVISION APPLICABLE TO HOLDERS OF
         ------------------------------------------------                         COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

consent of the issuer of the Robbins bonds.                         election. Foster Wheeler Ltd.'s bye-laws provide that such notice must be given not less than one-hundred and twenty days
In the event of the resignation of the trustee, the issuer of the   before release of Foster Wheeler Ltd.'s proxy statement in
Robbins bonds shall appoint a successor trustee and provide         connection with the previous year's annual general meeting.
notice to the holders of the Robbins bonds. Holders of a majority
in aggregate principal amount of the Robbins bonds may remove the   A director may be removed, with cause, by the affirmative vote
successor trustee and appoint a new, successor trustee within one   of the holders of at least 66 2/3% of the shares entitled to
year of its appointment by notifying the issuer of the Robbins      vote at an election of directors, provided notice is given to
bonds, the trustee and RRRP.                                        the director of the shareholders meeting convened to remove the director. The notice must contain a statement of the intention to remove the director and must be served on the director not less than fourteen days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his removal. The bye-laws of Foster Wheeler Ltd. provide that vacancies on the board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. A vote of the board to replace a director will include an
                                                                    assignment of the replacement director to the class of which the former director was a member, and the replacement director holds office until the time at which the former director's term of office expires. Directors elected to fill newly created
                                                                    directorships hold office until the third annual general meeting following the date of their election.

                                                  APPROVAL REQUIREMENTS GENERALLY

Holders of the Robbins bonds do not have voting rights with         Each holder of common shares is entitled to one vote in person,
regard to the organization or management of Foster Wheeler LLC,     or by proxy, for each common share registered in the name of
RRRP, or the issuer of the Robbins bonds.                           such holder. Prior to becoming convertible, each holder of preferred shares will have the number of votes the common shares issuable upon conversion of such preferred shares would have. If and when the preferred shares become convertible at each
                                                                    holder's option, they will cease to vote except in limited circumstances as described in the next paragraph or as otherwise required under applicable law.

Holders of a majority in aggregate principal amount of Robbins      Any amendment, alteration or repeal of the terms of the
bonds can generally direct the trustee's actions under the          memorandum of association and bye-laws or the certificate of
indenture governing the Robbins bonds.                              designation which would affect the powers, preferences, or
Amendments and supplements of the rights and obligations of the     special rights of the preferred shares, and any variation of the
holders of the Robbins bonds require the written consent of a       rights of the common shares or the preferred shares generally as
majority in aggregate principal amount of Robbins bonds. No such    a class, will require the approval of holders of at least
amendment or supplement, however, shall, without the consent of     three-fourths of the outstanding affected class of shares. This
each holder of Robbins bonds, (1) reduce the rate of interest on    approval can be evidenced either by a unanimous consent in
any Robbins bond or extend the time of payment thereof or reduce    writing or by a resolution passed at a meeting of the holders of
the amount of principal of any Robbins bond or extend the           the relevant class of shares at which a quorum consisting of at

         PROVISION APPLICABLE TO HOLDERS OF ROBBINS BONDS                         PROVISION APPLICABLE TO HOLDERS OF
         ------------------------------------------------                         COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

principal payment date, (2) reduce the percentage of holders        least two persons holding or representing one-third of the
whose consent is required for the execution of any amendment or     issued and outstanding shares of the relevant class is present.
supplement to the Robbins indenture, or (3) effect a privilege or priority of any bond or bonds over any other bond.

                                   AMENDMENT OF CONSTITUTIONAL DOCUMENTS AND TERMS OF SECURITIES

Amendments and supplements of the rights and obligations of the     Under the Companies Act, amendments to the memorandum of
holders of the Robbins bonds require the written consent of a       association of a Bermuda company must be approved by a majority
majority in aggregate principal amount of Robbins bonds.            of the shareholders voting on the amendments Under the Companies
                                                                    Act, the bye-laws may be amended by a resolution of the board of
No such amendment or supplement, however, shall, without the        directors and a resolution of the shareholders approved by a
consent of each holder of Robbins bonds, (1) reduce the rate of     majority of the shareholders voting on the amendment, unless a
interest on any Robbins bond or extend the time of payment          greater shareholder vote is required under the bye-laws. The
thereof or reduce the amount of principal of any Robbins bond or    Foster Wheeler Ltd. bye-laws require a unanimous vote of the
extend the principal payment date (2) reduce the percentage of      shareholders on any resolution to amend the bye-laws presented
holders whose consent is required for the execution of any          without the prior approval of the board, provided that any
amendment or supplement to the Robbins indenture, or (3) effect a   proposed amendment to the bye-law relating to removal of
privilege or priority of any bond or bonds over any other bond.     directors must be approved by the board and by the affirmative
The Robbins indenture and the Robbins bonds may be amended or       vote of the holders of 75% of the voting shares of Foster
supplemented without the consent of the holders of the Robbins      Wheeler Ltd.
bonds if the purpose of the amendment or supplement is:
                                                                    If a proposed rescission, alteration or amendment


     o   the addition or subtraction of conditions and terms to     varies the rights attached to a class of shares, the bye-law
         be observed or performed by the issuer, so long as         relating to a variation of class rights must be complied with.
         neither will adversely affect the interests of any         That bye-law provides that if at any time Foster Wheeler Ltd.
         holders of Robbins bonds;                                  has more than one class of shares, the rights attaching to any class, unless otherwise provided for by the terms of issue of
     o   clarification of ambiguity in the documents;               the relevant class, may be varied either: (1) with the consent in writing of the holders of all of the issued shares of that
     o   any other modification that will not adversely affect      class; or (2) with the sanction of a resolution passed by a
         the interests of any holders of Robbins bonds;             majority in number equal to three-fourths of the issued shares at a general meeting of the relevant class of shareholders at
     o   the issuance of additional bonds;                          which a quorum consisting of at least two persons holding or representing one-third of the issued shares of the relevant
     o   the appointment of a successor trustee;                    class is present. Foster Wheeler Ltd.'s bye-laws specify that the creation or issue of shares ranking equally with existing
     o   to make changes required by rating agencies as a           shares will not, unless expressly provided by the terms of issue
         condition to the issuance or maintenance of a rating       of
         on the Robbins bonds, provided that such change will

         PROVISION APPLICABLE TO HOLDERS OF ROBBINS BONDS                         PROVISION APPLICABLE TO HOLDERS OF
         ------------------------------------------------                         COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

         not adversely affect the interests of any holders of       those shares, vary the rights attached to existing shares.
         Robbins bonds; or

     o to maintain the exclusion from gross income under the provisions of the tax code of the interest on the Robbins bonds.
                                                 APPROVAL OF BUSINESS COMBINATIONS

The exit funding agreement limits the ability of Foster Wheeler     The amalgamation of a Bermuda company with another company or
LLC to, among other things, merge or consolidate with any other     corporation (other than certain affiliated companies) requires
entity, change its form of organization, liquidate or dissolve      the amalgamation agreement to be approved by the company's board
itself, or sell or transfer all, or substantially all, of its       of directors and by its shareholders. Shareholder class approval
assets without assumption by the surviving entity of Foster         is also required if the amalgamation agreement constitutes a
Wheeler LLC's obligations under the exit funding agreement.         variation of the rights attaching to that class of shares.
                                                                    Unless the company's bye-laws provide otherwise the approval of
Holders of Robbins bonds do not have the right to approve a         75% of the shareholders voting at such general and class
business combination of either the issuer of the Robbins bonds or   meetings is required to approve the amalgamation agreement.
RRRP.                                                               Also, the quorum for such meetings must be two persons holding or representing more than one-third of the issued shares of the company or the class. Each share carries the right to vote in respect of an amalgamation, whether or not it otherwise carries the right to vote. Foster Wheeler Ltd.'s bye-laws provide that an amalgamation requires the approval of two-thirds of the votes cast at a general meeting of the shareholders where one or more persons representing in person or by proxy a majority of all issued shares entitled to vote thereat constitutes a quorum.

                                                                    Foster Wheeler Ltd.'s bye-laws further provide that certain business combinations (which include an amalgamation) entered into with a shareholder that beneficially owns, directly or indirectly, 20% or more of the voting shares of Foster Wheeler
                                                                    Ltd. that have not been approved by the board of directors prior to the date such shareholder acquired the 20% (or greater)
                                                                    holding must be approved by the holders of a majority of the voting shares that are not held by such shareholder, its
                                                                    affiliates or associates, at a meeting held no earlier than five years following the date upon which that shareholder first acquired 20% or more of the voting shares.

                                                                    The Companies Act also provides that where an offer is made for shares in a company by another company and, within four months of the offer, the holders of not less than 90% in value of the shares which are the subject of the offer accept, the offeror may be notice, given within two months after the expiration of the said four months, require the dissenting shareholders to transfer their shares on the terms of the offer. Dissenting shareholders may apply to a

         PROVISION APPLICABLE TO HOLDERS OF ROBBINS BONDS                         PROVISION APPLICABLE TO HOLDERS OF
         ------------------------------------------------                         COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                                                                    court within one month of such notice objecting to the transfer and the court may grant such order as it thinks fit.

                                                         DISSENTERS' RIGHTS

Holder of Robbins bonds do not have any dissenters' rights.         Under the Companies Act, a dissenting shareholder of a company participating in an amalgamation (other than an amalgamation between a company and one or more of its wholly-owned
                                                                    subsidiaries or between two or more subsidiaries of the same holding company) may apply to the court to appraise the fair value of his or her shares.

                                                    DISTRIBUTIONS AND DIVIDENDS

Series 1999 C Bonds bear interest at a rate of 7.25% per year,      Under the Companies Act, the board of directors of Foster
payable semi-annually on April 15 and October 15 of each year,      Wheeler Ltd. may declare and pay dividends out of profits of
subject to prior redemption.                                        Foster Wheeler Ltd. available for that purpose or make
                                                                    distributions to shareholders out of contributed surplus as long
Series 1999 D Bonds accrete interest on their original principal    as there are no reasonable grounds for believing that Foster
amount at a yield to maturity of 7.00% and in accordance with       Wheeler Ltd. is, or after the payment of such dividend or
amounts set forth in the Robbins indenture.                         distribution would be, unable to pay its liabilities as they became due or that the realizable value of Foster Wheeler Ltd.'s assets would thereby be less than the aggregate of its
                                                                    liabilities and its issued share capital and share premium accounts.

                                                     REPURCHASE AND REDEMPTIONS

The aggregate amount of unpaid principal and interest outstanding   Under the Companies Act, a company may repurchase its own
on the Series 1999 C Bonds matures, subject to prior                shares. However, the funds for such a repurchase must be either
redemption, on the following dates and in the following             (1) capital paid-up on the shares in question; (2) proceeds of a
amounts: (1) $12,130,000 on October 15, 2009 and                    new issue of shares made for the purposes of the repurchase; or
(2) $77,155,000 on October 15, 2024.                                (3) funds which would otherwise be available for dividend or

The aggregate amount of unpaid principal and interest outstanding   distribution. Furthermore, any premium which is payable on the
on the Series 1999 D Bonds matures on October 15, 2009.             repurchase must be provided out of funds which would otherwise
RRRP can redeem the Robbins bonds prior to maturity at a            be available for dividend or distribution or out of the
redemption price of 100% of the principal amount of the Robbins     company's share premium account prior to the repurchase. No
bonds, plus accrued interest, if any, as of the redemption date.    repurchase may be effected if there are reasonable grounds for believing that the company is, or after effecting the repurchase would be, unable to pay its liabilities as they become due.

NON-RRRP REDEMPTIONS

                     SINKING FUND INSTALLMENT

The Series 1999 C Bonds are subject to partial redemption on October 15 of each year, beginning October 15, 2000, by application of the trustee of funds on deposit in a sinking fund.

         PROVISION APPLICABLE TO HOLDERS OF ROBBINS BONDS                         PROVISION APPLICABLE TO HOLDERS OF
         ------------------------------------------------                         COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

                   DETERMINATION OF TAXABILITY

The Robbins bonds are subject to special mandatory redemption within 180 days of the occurrence of (1) a final determination by the Internal Revenue Service or a court of competent jurisdiction or (2) a determination by RRRP or Foster Wheeler
LLC, that, as a result of any event, the interest payable on the Robbins bonds is includable for federal income tax purposes in the gross income of an owner or former owner of the Robbins bonds. In the event of a special mandatory redemption, the Robbins bonds are subject to redemption at a redemption price of 100% of the principal amount of such bonds.

              DAMAGE, CONDEMNATION OR LOSS OF TITLE

The Robbins bonds are subject to partial redemption by application of moneys transferred from insurance and condemnation proceeds accounts upon the damage, condemnation, or loss of title of the recovery facility.

                 RETAIL RATE LITIGATION PROCEEDS

The Robbins bonds are subject to special mandatory redemption, in whole or in part, from moneys transferred from the Retail Rate
Litigation Proceeds Fund as defined in the Robbins indenture.

                LIQUIDATION OF DBT TRUST AGREEMENT

The Robbins bonds are subject to special mandatory redemption, in whole or in part, from moneys paid to the Trustee from the DBT
Trust Agreement as defined in the Robbins indenture.

                    "CHANGE IN USE" REDEMPTION

The Robbins bonds are subject to redemption, in whole or in part, at the option of the issuer of the Robbins bonds on August
3, 2010, at a redemption price of 100% of the principal amount of the Robbins bonds being redeemed, plus accrued interest, if any, if there is to be a "change in use" effected under Treasury
Regulation Section 1.141-12.

                                                         ENFORCEMENT RIGHTS

In the event that the issuer of the Robbins bonds defaults in the   The Bermuda courts ordinarily would be expected to follow
due and punctual payment of principal or interest on the            English precedent, which would permit a shareholder to commence
Robbins bonds, which we refer to as a Robbins default, the          an action in the name of the company to remedy a wrong done to
holders of a majority in aggregate principal amount of Robbins      the company only (1) where the act complained of is alleged to

         PROVISION APPLICABLE TO HOLDERS OF ROBBINS BONDS                         PROVISION APPLICABLE TO HOLDERS OF
         ------------------------------------------------                         COMMON SHARES AND PREFERRED SHARES
                                                                                  ----------------------------------

bonds may declare the principal of the accrued interest on the      be beyond the corporate power of the company or is illegal; (2)
outstanding Robbins bonds to be immediately due and payable.        where the act complained of is alleged to constitute a fraud against the minority shareholders by those controlling the
In the event that Foster Wheeler LLC defaults under the exit        company; provided that the majority shareholders have used their
funding agreement, the trustee shall immediately declare an         controlling position to prevent the company from taking action
amount equal to all exit payments due under the exit funding        against the wrongdoers; (3) where an act
agreement to be immediately due and payable.

The holder of a majority in aggregate principal amount of Robbins   requires approval by a greater percentage of the company's
bonds may direct the time, method and place of conducting any       shareholders than actually approved it; or (4) where such an
proceeding for any remedy available to the trustee. The             action is necessary in order that there not be a violation of
remedies available to the trustee are limited to: (1)               the company's memorandum of association or bye-laws.
enforcement of the exit funding agreement against Foster
Wheeler LLC to pay the principal and interest on the Robbins bonds and (2) application of the funds in the various bond
accounts to pay the principal and interest on the Robbins bonds.

         2005 NOTES COMPARED TO NEW NOTES
         --------------------------------

                     PROVISION APPLICABLE TO                                            PROVISION APPLICABLE TO
                      HOLDERS OF 2005 NOTES                                              HOLDERS OF NEW NOTES
                      ---------------------                                              --------------------

                          INTEREST RATE

Interest is payable on the 2005 notes at a rate of 6.75% per        The interest rate on the new notes is based on a spread of 6.65%
annum.                                                              plus the yield on U.S. Treasury notes having a remaining
                                                                    maturity, as of the second business day prior to the expiration date of the exchange offer, equal to the maturity of the new notes.

                            COLLATERAL

The 2005 notes are secured by a first priority lien on (1)any       The new notes will be the senior secured obligations of Foster
facility the gross book value of which exceeds 1% of the            Wheeler LLC. The new notes will rank pari passu with Foster
consolidated net tangible assets of Foster Wheeler LLC and the      Wheeler's obligations under the senior secured credit agreement
guarantors of the 2005 notes, (2) intercompany debt and stock of    and its obligations under the upsize notes. The new notes will
domestic subsidiaries, (3) 100% of the stock held in domestic       be secured by a lien on the following assets of Foster Wheeler
subsidiaries, and (4) 66% of the stock held in certain foreign      LLC and each of the guarantors of the new notes:
subsidiaries.                                                       (1) substantially all of its tangible and intangible assets, excluding intercompany debt and receivables and capital stock held in subsidiaries, except as described in (2) and (3) below,
                                                                    (2) capital stock held in certain of Foster Wheeler LLC's and the guarantors' direct subsidiaries, and (3) certain specified existing intercompany notes, as well as certain future
                                                                    intercompany notes.

                     PROVISION APPLICABLE TO                                            PROVISION APPLICABLE TO
                      HOLDERS OF 2005 NOTES                                              HOLDERS OF NEW NOTES
                      ---------------------                                              --------------------

                                                             GUARANTEES

The 2005 notes are fully and unconditionally guaranteed by          The new notes will be fully and unconditionally guaranteed by
certain subsidiary guarantors as described in footnote 24.A to      Foster Wheeler Ltd., Foster Wheeler Holdings Ltd. and certain
the consolidated financial statements of Foster Wheeler Ltd.        subsidiary guarantors, which are a different group of
contained in Foster Wheeler's current report on Form 8-K filed on   subsidiaries than those that guaranteed the 2005 notes.
April 9, 2004.

                                                         LIMITATION ON DEBT

The indenture includes a covenant regarding limitations on debt     The indenture will include a covenant restricting Foster Wheeler
incurred by restricted subsidiaries.                                LLC and certain of its subsidiaries from incurring indebtedness and preferred stock.

                                                 LIMITATION ON RESTRICTED PAYMENTS

The indenture does not include a covenant regarding restricted      The indenture will include a covenant restricting Foster
payments.                                                           Wheeler Ltd., Foster Wheeler LLC and certain of subsidiaries from making dividends, loans, investments and other payments or distributions.

                                                     LIMITATION ON ASSET SALES

The indenture does not include a covenant regarding a limitation    The indenture will include a covenant limiting Foster
on asset sales.                                                     Wheeler Ltd., Foster Wheeler LLC and its subsidiaries from making certain asset sales.

                      LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES

The indenture does not include a covenant regarding a limitation    The indenture will include a covenant limiting the ability of
on dividends and other payment restrictions affecting               the subsidiaries of Foster Wheeler LLC to enter into agreements
restricted subsidiaries.                                            that restrict their ability to make dividends or other payments.

                                             LIMITATION ON TRANSACTIONS WITH AFFILIATES

The indenture does not include a covenant regarding transaction     The indenture will include a covenant limiting Foster Wheeler
with affiliates.                                                    LLC and its subsidiaries from entering into transactions with its affiliates.

                                                LIMITATION ON SUBSIDIARY GUARANTEES

The indenture does not include a limitation on subsidiary           The indenture will include a covenant limiting Foster Wheeler
guarantees.                                                         LLC's subsidiaries from guaranteeing debt and other obligations.

                     PROVISION APPLICABLE TO                                            PROVISION APPLICABLE TO
                      HOLDERS OF 2005 NOTES                                              HOLDERS OF NEW NOTES
                      ---------------------                                              --------------------

                                     MERGERS, CONSOLIDATIONS, SALES OF SUBSTANTIALLY ALL ASSETS

Foster Wheeler LLC is permitted to merge with, consolidate with,    Foster Wheeler LLC is permitted to merge with, consolidate with,
or sell substantially all of its assets only to a person who is     or sell substantially all of its assets only to a person who is
domiciled in the U.S. and who assumes its obligations on the        domiciled in the U.S. or Bermuda and who assumes its obligations
2005 notes.                                                         on the new notes. In addition, such transaction will be
                                                                    permitted only if Foster Wheeler would be able to satisfy the debt ratio in the limitation of debt covenant.

                                                      CHANGE OF CONTROL OFFER

The indenture does not provide for an offer to purchase in the      The indenture will require Foster Wheeler LLC to make an offer
event of a change of control.                                       to purchase the new notes for 101% of their aggregate principal amount in the event of a change of control.

                                                         EVENTS OF DEFAULT

The indenture includes the following events of default:             The indenture will contain the following events of default:

 o    default in the payment of any interest installments,          o   default in payment of principal or premium, if any, either at stated maturity or upon acceleration or redemption or
                                                                        otherwise,

 o    default in the payment of any principal of or premium on      o   default in the payment of any interest installments, and the
      the 2005 notes either at stated maturity, upon redemption,        default continues for 30 days,
      by declaration or otherwise,

 o    default in the performance or breach of any covenant of       o   failure to make an offer to purchase, and thereafter accept
      Foster Wheeler LLC in the indenture upon notice by holders        and pay for any new notes tendered, upon a change of
      of at least 25% in principal amount of the 2005 notes,            control, or failure to comply with the covenant described
                                                                        above under oMergers, Consolidations, Sales of Substantially all Assets,o

 o    default resulting in acceleration or failure to pay at        o   default in performance or breach of any covenant of Foster
      maturity (1) other debt of Foster Wheeler LLC or debentures       Wheeler or any restricted subsidiary in the indenture or
      guaranteed in excess of $15 million, (2) debt of any              under the new notes, the collateral documents relating to
      subsidiary which Foster Wheeler LLC has assumed or on which       the notes, continuing for 60 days after notice from holders
      Foster Wheeler LLC has otherwise become directly liable in        of 25% in principal amount of the new notes,
      a principal amount of $15 million or more, upon notice by
      holders of at least 25% in aggregate principal amount of
      the 2005 notes, or

 o    the occurrence of certain bankruptcy events with respect to   o   in respect of debt of Foster Wheeler or any significant
      Foster Wheeler LLC.                                               restricted subsidiary having an aggregate outstanding
                                                                        principal amount of $15 million or more (i) a default
                                                                        resulting in the acceleration of that debt or (ii) failure to make a payment of principal when due, and such failure is not duly cured,

                     PROVISION APPLICABLE TO                                            PROVISION APPLICABLE TO
                      HOLDERS OF 2005 NOTES                                              HOLDERS OF NEW NOTES
                      ---------------------                                              --------------------

                                                                    o   one or more final judgments for payment against Foster
                                                                        Wheeler or any significant restricted subsidiary for money, and an amount in excess of $15 million in respect of such
                                                                        judgments remains due and unpaid 60 consecutive days after it is due,

                                                                    o   the occurrence of certain bankruptcy events with respect to
                                                                        Foster Wheeler LLC or certain affiliates,

                                                                    o   any note guarantee ceases to be in full force and effect,
                                                                        other than in accordance with its terms, or a Guarantor
                                                                        denies or disaffirms its obligations under a note guarantee,

                                                                    o   collateral having an aggregate fair market value of
                                                                        $15 million or more, (i) ceases to secure the new notes or becomes unenforceable, other than in accordance with the
                                                                        terms of the collateral, subject to cure, and (ii) Foster
                                                                        Wheeler or any restricted subsidiary asserts that such
                                                                        collateral is invalid.

         2005 NOTES COMPARED TO PREFERRED SHARES AND COMMON SHARES
         ---------------------------------------------------------

                     PROVISION APPLICABLE TO                                      PROVISION APPLICABLE TO HOLDERS OF
                      HOLDERS OF 2005 NOTES                                       COMMON SHARES AND PREFERRED SHARES
                      ---------------------                                       ----------------------------------
                                                       SHAREHOLDERS' MEETINGS

There are no provisions in the indenture that provide for           Under Bermuda law, an annual general meeting must be convened at
meetings of holders.                                                least once in every calendar year. A special meeting of
                                                                    shareholders may be convened by the board of directors at any time and must be convened upon the request of shareholders holding at least 10% of the paid-up capital of a company
                                                                    carrying the right to vote at shareholders' meetings.

                                             ELECTION AND REMOVAL OF DIRECTORS/TRUSTEES

The holders of a majority in aggregate principal amount then        Any shareholder wishing to nominate for election as a director
outstanding of the 2005 notes may at any time remove the            someone who is not nominated by the board of Foster Wheeler Ltd.
Trustee and appoint a successor Trustee.                            must give notice of the intention to nominate the person for election. Foster Wheeler Ltd.'s bye-laws provide that such notice must be given not less than one-hundred and twenty days before release of Foster Wheeler Ltd.'s proxy statement in connection with the previous year's annual general meeting.

                     PROVISION APPLICABLE TO                                      PROVISION APPLICABLE TO HOLDERS OF
                      HOLDERS OF 2005 NOTES                                       COMMON SHARES AND PREFERRED SHARES
                      ---------------------                                       ----------------------------------

                                                                    A director may be removed, with cause, by the affirmative vote of the holders of at least 66 2'3% of the shares entitled to vote at an election of directors, provided notice is given to the director of the shareholders meeting convened to remove the director. The notice must contain a statement of the intention to remove the director and must be served on the director not less than fourteen days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his removal. The bye-laws of Foster Wheeler Ltd. provide that vacancies on the board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of directors then in office. A vote of the board to replace a director will include an assignment of the replacement director to the class of which the former
                                                                    director was a member, and the replacement director holds office until the time at which the former director's term of office expires. Directors elected to fill newly created directorships hold office until the third annual general meeting following the date of their election.

                                                  APPROVAL REQUIREMENTS GENERALLY

Holders of 2005 notes do not have voting rights with respect to     Each holder of common shares is entitled to one vote in person,
changes in the indenture that do not adversely affect holders       or by proxy, for each common share registered in the name of
of 2005 notes which are specifically enumerated in the              such holder. Prior to becoming convertible, each holder of
indenture such as the addition of (i) covenants for the benefit     preferred shares will have the number of votes the common shares
of holders, (ii) events of default and (iii) security on            issuable upon conversion of such preferred shares would have. If
respect of the 2005 notes. Unless specifically enumerated as        and when the preferred shares become convertible at each
not requiring consent, holders of a majority in aggregate           holder's option, they will cease to vote except in limited
principal amount of 2005 notes then outstanding may amend the       circumstances as described in the next paragraph or as otherwise
indenture, except as follows.                                       required under applicable law.

The affirmative vote of each holder of the 2005 notes is required   Any amendment, alteration or repeal of the terms of the
to:                                                                 memorandum of association and bye-laws or the certificate of
     o   change the maturity, or any installment of principal or    designation which would affect the powers, preferences, or
         interest;                                                  special rights of the preferred shares, or any variation of the
     o   reduce the principal amount,                               rights of the common shares or the preferred shares generally as
     o   reduce the interest rate or change the time of payment     a class, will require the approval of holders of at least
         of interest,                                               three-fourths of the outstanding affected class of shares. This
     o   reduce any amount payable on redemption,                   approval can be evidenced either by a unanimous consent in
     o   change the place or currency of payment,                   writing or by a resolution passed at a meeting of the holders of
     o   impair the right to institute suit for the enforcement     the relevant class of shares at which a quorum consisting of at
         of any payment, or                                         least two persons holding or representing one-third of the
     o   reduce the percentage in principal amount of outstanding   issued and outstanding shares of the relevant class is present.
         2005 notes that is required to modify or amend the
         indenture, to waive compliance with certain provisions
         of the indenture or to waive certain defaults.

                     PROVISION APPLICABLE TO                                      PROVISION APPLICABLE TO HOLDERS OF
                      HOLDERS OF 2005 NOTES                                       COMMON SHARES AND PREFERRED SHARES
                      ---------------------                                       ----------------------------------

                                                  AMENDMENT OF TERMS OF SECURITIES

Same as discussed under "Approval Requirements Generally."          Under the Companies Act, amendments to the memorandum of
                                                                    association of a Bermuda company must be approved by a majority of the shareholders voting on the amendments.

                                                                    Under the Companies Act, the bye-laws may be amended by a
                                                                    resolution of the board of directors and a resolution of the shareholders approved by a majority of the shareholders voting on the amendment, unless a greater shareholder vote is required under the bye-laws. The Foster Wheeler Ltd. bye-laws require a unanimous vote of the shareholders on any resolution to amend the bye-laws presented without the prior approval of the board of directors, provided that any proposed amendment to the
                                                                    bye-law relating to removal of directors must be approved by the board and by the affirmative vote of the holders of 75% of the voting shares of Foster Wheeler Ltd. If a proposed rescission, alteration or amendment varies the rights attached to a class of shares, the bye-law relating to a variation of class rights must be complied with. That bye-law provides that if at any time
                                                                    Foster Wheeler Ltd. has more than one class of shares, the rights attaching to any class, unless otherwise provided for by the terms of issue of the relevant class, may be varied either:
                                                                    (1) with the consent in writing of the holders of all of the issued shares of that class; or (2) with the sanction of a resolution passed by a majority in number equal to three-fourths of the issued shares at a general meeting of the relevant class of shareholders at which a quorum consisting of at least two persons holding or representing one-third of the issued shares of the relevant class is present.

                                                  APPROVAL OF BUSINESS COMBINATION

The indenture permits Foster Wheeler LLC to consolidate or merge    The amalgamation of a Bermuda company with another company or
with or into any other person, and to transfer all or               corporation (other than certain affiliated companies) requires
substantially all of its assets to any other person without the     the amalgamation agreement to be approved by the company's board
approval of holders of 2005 notes provided that upon such           of directors and by its shareholders. Shareholder class approval
consolidation, merger or transfer:                                  is also required if the amalgamation agreement constitutes a

    o    Foster Wheeler LLC's obligations under the indenture are   variation of the rights attaching to that class of shares.
         expressly assumed by the person (if other than Foster      Unless the company's bye-laws provide otherwise the approval of
         Wheeler LLC) formed by the consolidation or into which     75% of the shareholders voting at such general and class
         Foster Wheeler LLC merged or the person that acquired      meetings is required to approve the amalgamation agreement.
         all the assets transferred;                                Also, the quorum for such meetings must be two persons holding

    o     the surviving person is organized under the laws of the   or representing more than one-third of the issued shares of the
         United States;                                             company or the class. Each share carries the right to vote in

    o    after giving effect to such transaction, no event of       respect of an amalgamation, whether or not it otherwise carries
         default, and no event which, after notice or lapse of      the right to vote. Foster Wheeler Ltd.'s bye-laws provide that
         time or both, would become an event of default, shall      an amalgamation requires the approval of two-thirds of the votes
         have occurred and be continuing; and                       cast at a general meeting of the shareholders where one or more

                     PROVISION APPLICABLE TO                                      PROVISION APPLICABLE TO HOLDERS OF
                      HOLDERS OF 2005 NOTES                                       COMMON SHARES AND PREFERRED SHARES
                      ---------------------                                       ----------------------------------

    o    the trustee receives an opinion of counsel and             persons representing in person or by proxy a majority of all
         officers' certificate to the effect that such              issued shares entitled to vote thereat constitutes a quorum.
         consolidation, merger or asset transfer and any such       Foster Wheeler Ltd.'s bye-laws further provide that certain
         assumption complies with the provisions of the indenture   business combinations (which include an amalgamation) entered
         and that all conditions precedent relating to such         into with a shareholder that beneficially owns, directly or
         transactions have been complied with.                      indirectly, 20% or more of the voting shares of Foster Wheeler
                                                                    Ltd. that have not been approved by the board of directors prior to the date such shareholder acquired the 20% (or greater)
                                                                    holding must be approved by the holders of a majority of the voting shares that are not held by such shareholder, its
                                                                    affiliates or associates, at a meeting held no earlier than five years following the date upon which that shareholder first acquired 20% or more of the voting shares.

                                                                    The Companies Act also provides that where an offer is made for shares in a company by another company and, within four months of the offer, the holders of not less than 90% in value of the shares which are the subject of the offer accept, the offeror may by notice, given within two months after the expiration of the said four months, require the dissenting shareholders to transfer their shares on the terms of the offer. Dissenting shareholders may apply to a court within one month of such notice objecting to the transfer and the court, in its
                                                                    discretion, may  give such order as it thinks fit.

                                                         DISSENTERS' RIGHTS

There are no provisions in the indenture that provide for           Under the Companies Act, a dissenting shareholder of a company
dissenters' rights.                                                 participating in an amalgamation (other than an amalgamation between a company and certain affiliated companies) may apply to the court to appraise the fair value of his or her shares.

                                                    DISTRIBUTIONS AND DIVIDENDS

The 2005 notes are not entitled to payment of dividends. Interest   Under the Companies Act, the board of directors of Foster
on the 2005 notes is accrued at a rate of 6.75% per annum and is    Wheeler Ltd. may declare and pay dividends out of profits of
computed on the basis of a 360-day year of twelve 30-day months.    Foster Wheeler Ltd. available for that purpose or make
Interest in respect of the 2005 notes is paid semi-annually on      distributions to shareholders out of contributed surplus as long
each May 15 and November 15.                                        as there are no reasonable grounds for believing that Foster
                                                                    Wheeler Ltd. is, or after the payment of such dividend or
                                                                    distribution would be, unable to pay its liabilities as they became due or that the realizable value of Foster Wheeler Ltd.'s assets would thereby be less than the aggregate of its
                                                                    liabilities and its issued share capital and share premium accounts.

                                                     REPURCHASE AND REDEMPTIONS

The 2005 notes are not redeemable prior to maturity.                Under the Companies Act, a company may repurchase its own
                                                                    shares. However, the funds for such a repurchase must be either

                     PROVISION APPLICABLE TO                                      PROVISION APPLICABLE TO HOLDERS OF
                      HOLDERS OF 2005 NOTES                                       COMMON SHARES AND PREFERRED SHARES
                      ---------------------                                       ----------------------------------

                                                                    (1) capital paid-up on the shares in question; (2) proceeds of a new issue of shares made for the purposes of the repurchase; or
                                                                    (3) funds which would otherwise be available for dividend or distribution. Furthermore, any premium which is payable on the repurchase must be provided out of funds which would otherwise be available for dividend or distribution or out of the
                                                                    company's share premium account prior to the repurchase. No repurchase may be effected if there are reasonable grounds for believing that the company is, or after effecting the repurchase would be, unable to pay its liabilities as they become due.

                                                         ENFORCEMENT RIGHTS

Upon the occurrence of an event of default under the indenture,     The Bermuda courts ordinarily would be expected to follow
the trustee or the holders of not less than 25% in aggregate        English precedent, which would permit a shareholder to commence
principal amount of 2005 notes then outstanding may by written      an action in the name of the company to remedy a wrong done to
notice to Foster Wheeler LLC, if given by the trustee, or to the    the company only (1) where the act complained of is alleged to
trustee, if given by holders, declare the entire outstanding        be beyond the corporate power of the company or is illegal; (2)
principal amount and any accrued interest to be due and payable     where the act complained of is alleged to constitute a fraud
immediately. The trustee shall institute any action or              against the minority shareholders by those controlling the
proceedings at law or in equity to enforce the provisions of the    company; provided that the majority shareholders have used their
indenture against Foster Wheeler LLC. Holders of at least a         controlling position to prevent the company from taking action
majority in aggregate principal amount of 2005 notes then           against the wrongdoers; (3) where an act requires approval by a
outstanding have the right to direct the time, method and place     greater percentage of the company's shareholders than actually
of conducting any proceeding for any remedy available to the        approved it; or (4) where such an action is necessary in order
trustee.                                                            that there not be a violation of the company's memorandum of association or bye-laws.

                                                                    When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the
                                                                    Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company's affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.

                                                             GUARANTEES

The 2005 notes are fully and unconditionally guaranteed by          The common shares and preferred shares are not guaranteed by any
certain subsidiary guarantors as described in footnote 24.A to      entity.
the consolidated financial statements of Foster Wheeler Ltd.
contained in Foster Wheeler's annual report on Form 10-K for the year ended December 26, 2003. The 2005 notes are also
secured by a first priority lien on (1) any facility the gross book value of which exceeds 1% of the consolidated net tangible assets of Foster Wheeler LLC and the guarantors of the 2005
notes, (2) intercompany debt and stock of domestic
subsidiaries, (3) 100% of the stock held in domestic
subsidiaries, and (4) 66% of the stock held in certain foreign subsidiaries.

                     PROVISION APPLICABLE TO                                      PROVISION APPLICABLE TO HOLDERS OF
                      HOLDERS OF 2005 NOTES                                       COMMON SHARES AND PREFERRED SHARES
                      ---------------------                                       ----------------------------------

                                                          DERIVATIVE SUITS

There are no provisions in the indenture that provide for           The Bermuda courts ordinary would be expected to follow English
derivative suits.                                                   precedent, which would permit a shareholder to commence an action in the name of the company to remedy a wrong done to the company only (1) where the act complained of is alleged to be beyond the corporate power of the company or illegal; (2) where the act complained of is alleged to constitute a fraud against the minority shareholders by those controlling the company;
                                                                    provided that the majority shareholders have used their
                                                                    controlling position to prevent the company from taking action against the wrongdoers; (3) where an act requires approval by a greater percentage of the company's shareholders than actually approved it; or (4) where such an action is necessary in order that there not be a violation of the company's memorandum of association or bye-laws.

                                        INDEMNIFICATION OF DIRECTORS, OFFICERS AND TRUSTEES

Foster Wheeler LLC has indemnified the trustee for any loss,        Under the Companies Act, a company is permitted to indemnify any
liability or expense incurred without negligence or willful         officer or director against (1) any liability incurred by him or
misconduct of the trustee arising out of or in connection with      her in defending any proceedings, whether civil or criminal, in
the administration of the indenture including the cost and          which judgment is given in his or her favor, or in which he or
expenses of defending itself against any claim or liability in      she is acquitted, or in connection with any application under
connection with the exercise or performance of any of its powers    relevant Bermuda legislation in which relief from liability is
or duties under the indenture.                                      granted to him or her by the court and (2) any loss or liability resulting from negligence, default, breach of duty or breach of trust, except for his or her fraud or dishonesty. The bye-laws of Foster Wheeler Ltd. provide for the indemnity by Foster
                                                                    Wheeler Ltd. of the officers and directors of Foster Wheeler
                                                                    Ltd., except with respect to fraud, dishonesty or willful
                                                                    misconduct.

                                            LIMITED LIABILITY OF DIRECTORS AND OFFICERS

The indenture contains provisions limiting the liability of the     Under the Companies Act, a director must observe a statutory
trustee as long as the trustee acted in good faith. The             duty of care which requires such director to act honestly and in
indenture does not relieve the trustee for liability for its own    good faith with a view to the best interests of the company and
negligent action, failure to act or willful misconduct.             exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Directors are also subject to common law fiduciary duties which require
                                                                    directors to act in what they reasonably believe to be the best interests of the company and for a proper purpose. Bermuda law renders void any provision in the bye-laws or any contract between a company and any such director exempting him or her from or indemnifying him or her against any liability in respect of any fraud or dishonesty of which he or she may be guilty in relation to the company. Foster Wheeler Ltd.'s bye-laws contain a provision by virtue of which its shareholders waive any claim or right of action that they have, both individually and on
                                                                    Foster Wheeler Ltd.'s behalf, against any

                     PROVISION APPLICABLE TO                                      PROVISION APPLICABLE TO HOLDERS OF
                      HOLDERS OF 2005 NOTES                                       COMMON SHARES AND PREFERRED SHARES
                      ---------------------                                       ----------------------------------

                                                                    director or officer in relation to any action or failure to take action by such director or officer, except in respect of any fraud or dishonesty of such director or officer.

                                                  INSPECTION OF BOOKS AND RECORDS

There are no provisions in the indenture that provide for           Bermuda law provides the general public with a right of
inspection of books and records of Foster Wheeler LLC by holders    inspection of a Bermuda company's public documents at the office
of 2005 notes.                                                      of the Registrar of Companies in Bermuda, and provides a Bermuda company's shareholders with a right of inspection of such
                                                                    company's bye-laws, minutes of general shareholders' meetings and audited financial statements. The register of shareholders is also open to inspection by shareholders free of charge and, upon payment of a small fee, by any other person. A Bermuda company is required to maintain its share register in Bermuda but may establish a branch register outside of Bermuda. A
                                                                    Bermuda company is required to keep at its registered office a register of its directors and officers which is open for
                                                                    inspection by members of the public without charge.

                                                                         ANNEX C

                               FOSTER WHEELER LTD.

                             AUDIT COMMITTEE CHARTER

  ADOPTED BY THE BOARD OF DIRECTORS OF FOSTER WHEELER LTD. ON SEPTEMBER 2, 2004

PURPOSE

         The purpose of the Audit Committee (the "Committee") of the board of directors (the "Board") of Foster Wheeler Ltd. (the "Company") is (1) to assist the oversight by the Board of (a) the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, (b) the independent auditor's qualifications and independence, (c) the effectiveness of the Company's internal control over financial reporting and (d) the performance of the Company's internal audit function and independent auditors; and (2) to prepare the report of the Committee to be included in the Company's annual proxy statement. Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight and the Committee is not responsible for determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles and applicable laws, rules and regulations or planning or conducting audits. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, and internal control over financial reporting.

COMPOSITION

         The Committee shall be composed of three or more directors, as determined by the Board on the recommendation of the Governance and Nominating Committee, each of whom shall be "independent", as that term is defined in
Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act, and shall meet the independence and financial literacy requirements of the New York Stock Exchange. At least one member of the Committee shall be an "audit committee financial expert", as that term is defined in the Regulations, and shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

RESPONSIBILITIES

         The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of a "registered public accounting firm" (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company's independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the qualifications and performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the shareholders.

2. Obtain and review, at least annually, a report by the independent auditor describing (a) the independent auditor's internal quality-control procedures,
(b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the independent auditor, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company; ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1; discuss such reports with the independent auditor; satisfy itself as to the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor to advise the Committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6. Meet with management and the independent auditor, together and separately, to discuss the annual financial statements, including disclosures made in management's discussion and analysis, and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including, but not limited to: any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the Commission; the types of information to be disclosed and the type of presentation to be made in earnings releases, as well as financial information and earnings guidance; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the Commission or in any public disclosure or release.

7. Review and discuss with management and the independent auditor management's report on internal control over financial reporting, and the independent auditor's audit of the effectiveness of the Company's internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8. Review the management letter delivered by the independent auditor in connection with the audit.

9. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company's Annual Report on Form 10-K.

10. Meet at least quarterly with management and the independent auditor to discuss quarterly financial statements, including disclosures made in management's discussion and analysis, and approve, prior to the filing of the Form 10-Q.

11. Meet periodically (and no less frequently than once each year) in separate executive sessions with management, the internal auditor, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12. Review the Company's earnings press releases prior to their release to the public. The chair of the Audit Committee or any "financial expert" on the Audit Committee may represent the entire Audit Committee for purposes of this revision.

13. Have such direct and independent interaction with members of management, including the Company's chief financial officer and chief accounting officer, as the Committee believes appropriate.

14. Set hiring policies for the hiring of employees or former employees of the independent auditor.

15. Discuss guidelines and policies with respect to risk assessment and risk management; discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

16. Review significant changes to the Company's accounting principles and practices proposed by management, the independent auditor, or the internal auditor, if any.

17. Discuss with the independent auditor and management, the internal audit department responsibilities, budget and staffing, and review the scope and results of internal audits.

18. Evaluate the performance of the internal auditor and, if so determined by the Committee, recommend to the Board of Directors the replacement of the internal auditor.

19. Obtain and review periodic reports on the internal auditor's significant recommendations to management and management's responses.

20. Conduct or authorize such inquiries into matters within the Committee's scope of responsibility as the Committee deems appropriate.

21. Provide minutes of Committee meetings to the Board, present to the Board the Committee's conclusions with respect to the qualifications, performance and independence of the independent auditor and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, its compliance with legal or regulatory requirements regarding financial statements, the performance of the independent auditor or the performance of the internal audit function.

22. At least annually, evaluate the performance of the Committee and report such evaluation to the Board and review and reassess this Charter and, if appropriate, recommend changes to the Board.

23. Prepare the Committee report required by the Regulations to be included in the Company's annual proxy statement.

24. Monitor the Company's Code of Business Conduct and Ethics and establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

25. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

AUTHORITY

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company's independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

                               FOSTER WHEELER LTD.
                               COMMON SHARES PROXY

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       FOR
               THE SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS
                                       AND

          THE JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 29, 2004

         The undersigned hereby appoints Raymond J. Milchovich and Lisa Fries Gardner, each with power to act without the other and with full power of substitution, as proxies to represent and to vote, as indicated on the reverse side of this card, all common shares of Foster Wheeler Ltd. registered in the name of the undersigned at (1) the special general meeting of common shareholders and (2) the joint annual and special general meeting of all shareholders, each to be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey on November 29, 2004 or any postponements or adjournments thereof.

      The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specific direction is given, the shares represented by this proxy will be voted to approve the proposals listed on the reverse side. Discretionary authority is hereby conferred on the proxyholders as to all other matters that may come before the meetings or any postponements or adjournments thereof.

       (CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
         ADDRESS CHANGE (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           ^  FOLD AND DETACH HERE  ^


                                ADMISSION TICKET


DIRECTIONS TO FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NJ



FROM:

I-78 WEST: Take Route 78 West to Exit 12 (Jutland, Norton). Make a left off the exit ramp and go to the traffic light. Make a left at the light, over Route 78. Make a right at the first light (Frontage Road). Perryville Corporate Park is one half mile on the left. Use the second driveway on the left and follow the signs for annual meeting parking.

I-287 NORTH TO SOUTH: Follow Route 287 South to Exit 21B (Clinton) which will be Route 78 West. Follow the directions from I-78 West above.

I-287 SOUTH TO NORTH: Follow Route 287 North and follow the signs for I-78 West, then follow the directions from I-78 West above.

LIVINGSTON - FLORHAM PARK AREA: Take Route 24 West to the end (staying left) and follow signs for I-287 South-Somerville, then follow directions from Route I-287 North to South.

GARDEN STATE PARKWAY NORTH OR SOUTH: Take the Garden State Parkway to Exit 142. Follow the signs for I-78 West, then follow the directions from I-78 West above.

PHILLIPSBURG, ALLENTOWN AND EASTON: Take Route 22 East and go over the Phillipsburg Bridge, stay on Route 22 through Phillipsburg bearing right on Route 22 to I-78 East. Stay on I-78 East to Exit 11 (W. Portal, Pattenburg). Go straight through the traffic light at the end of the exit ramp. Bear left at fork. Perryville Corporate Park entrance is one half mile on the right. Use the first driveway on the right and follow the signs for annual meeting parking.


                              THIS TICKET IS NOT TRANSFERABLE
--------------------------------------------------------------------------------

                 SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL


                                     FOR      AGAINST    ABSTAIN
Proposal A:                          [_]        [_]        [_]
Consolidation of the
Company's authorized
common share capital at
a ratio of 1-for-20






SIGNATURE                         SIGNATURE                    DATE
         ------------------------          -------------------     -------------

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, PERSONAL REPRESENTATIVE, TRUSTEE, ETC., PLEASE GIVE FULL TITLE AS SUCH.

            JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"          PLEASE
                     PROPOSALS 1 THROUGH 9.                     MARK HERE
                                                                FOR ADDRESS
                                                                CHANGE      [_]
                                                                SEE REVERSE SIDE

                                                                WITHHOLD
Proposal 1. Election of three directors, for terms             AUTHORITY
expiring in 2007.                                     FOR       for all

Nominees:    Eugene D. Atkinson                       [_]         [_]
             Stephanie Hanbury-Brown
             David M. Sloan

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
MARK A LINE THROUGH THE NOMINEE'S NAME.

By checking the box to the right, I consent to future access of the         [_]
annual report, proxy statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the transfer agent, Mellon
Investor Services, South Hackensack, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility. Please disregard if you have previously provided your consent decision.

                                                       PLEASE MARK THIS     [_]
                                                        BOX IF YOU PLAN
                                                          TO ATTEND THE
                                                        ANNUAL MEETING.

                                                         FOR    AGAINST  ABSTAIN

Proposal 2 Appointment of PricewaterhouseCoopers LLP as  [_]      [_]      [_]
           Foster Wheeler Ltd.'s independent auditors for 2004 and authorization of the board, through the Audit Committee, to set remuneration.

Proposal 3. Approval of awards of restricted stock                [_]      [_]
units and stock options to directors.

Proposal 4. Amendment to the bye-laws replacing the               [_]      [_]
director retirement age of 72 with a provision requiring the board to establish a director retirement age.

Proposal 5. Amendment to the bye-laws replacing                   [_]      [_]
director stock ownership requirements with a provision requiring the board to establish a non-employee director share ownership policy.

Proposal 6. Amendment to the bye-laws clarifying that             [_]      [_]
director remuneration will be determined by the directors from time to time.

Proposal 7. Consolidation of the Company's authorized             [_]      [_]
common share capital at a ratio of 1-for-20 and a related reduction in the par value per common share from $.20 to $.01.

Proposal 8. Reduction in the par value of the                     [_]      [_]
Company's authorized common and preferred share capital from US$1.00 to US$.01 per share.

Proposal 9. Increase in the authorized capital of the             [_]      [_]
Company from US$1,615,000 to US$14,774,089.57 by the
authorization of an additional 1,315,908,957 common shares.



SIGNATURE                         SIGNATURE                    DATE
         ------------------------          -------------------     -------------
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, PERSONAL REPRESENTATIVE, TRUSTEE, ETC., PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------
                           ^  FOLD AND DETACH HERE  ^

                          VOTE BY INTERNET OR TELEPHONE
                          24 HOURS A DAY, 7 DAYS A WEEK

      VOTES WILL BE ACCEPTED VIA INTERNET AND TELEPHONE THROUGH 11:59 P.M.
                       EASTERN TIME ON NOVEMBER 28, 2004.

                   YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES
       THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU
                  MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

            INTERNET                                   TELEPHONE

     http://www.eproxy.com/fwc                      1-800-435-6710

Use the Internet to appoint your           Use any touch-tone telephone to
proxy.  Have your proxy card in       OR   appoint your proxy.  Have your
hand when you access the web site.         aroxy card in hand when you call.


                                      MAIL

                        OR    Mark, sign and date your
                              proxy card and return it in
                              the enclosed postage-paid
                              envelope.

             IF YOU APPOINT YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                               FOSTER WHEELER LTD.
                             PREFERRED SHARES PROXY

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       FOR
          THE JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 29, 2004

         The undersigned hereby appoints Raymond J. Milchovich and Lisa Fries Gardner, each with power to act without the other and with full power of substitution, as proxies to represent and to vote, as indicated on the reverse side of this card, all preferred shares of Foster Wheeler Ltd. registered in the name of the undersigned at the joint annual and special general meeting of all shareholders, each to be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey on November 29, 2004 and at any postponements or adjournments thereof.

      The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specific direction is given, the shares represented by this proxy will be voted to approve the proposals listed on the reverse side. Discretionary authority is hereby conferred on the proxyholders as to all other matters that may come before the meeting or any postponements or adjournments thereof.

       (CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)


--------------------------------------------------------------------------------
         ADDRESS CHANGE (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            ^  FOLD AND DETACH HERE  ^


                                ADMISSION TICKET


DIRECTIONS TO FOSTER WHEELER LTD.
PERRYVILLE CORPORATE PARK
CLINTON, NJ



FROM:

I-78 WEST: Take Route 78 West to Exit 12 (Jutland, Norton). Make a left off the exit ramp and go to the traffic light. Make a left at the light, over Route 78. Make a right at the first light (Frontage Road). Perryville Corporate Park is one half mile on the left. Use the second driveway on the left and follow the signs for annual meeting parking.

I-287 NORTH TO SOUTH: Follow Route 287 South to Exit 21B (Clinton) which will be Route 78 West. Follow the directions from I-78 West above.

I-287 SOUTH TO NORTH: Follow Route 287 North and follow the signs for I-78 West, then follow the directions from I-78 West above.

LIVINGSTON - FLORHAM PARK AREA: Take Route 24 West to the end (staying left) and follow signs for I-287 South-Somerville, then follow directions from Route I-287 North to South.

GARDEN STATE PARKWAY NORTH OR SOUTH: Take the Garden State Parkway to Exit 142. Follow the signs for I-78 West, then follow the directions from I-78 West above.

PHILLIPSBURG, ALLENTOWN AND EASTON: Take Route 22 East and go over the Phillipsburg Bridge, stay on Route 22 through Phillipsburg bearing right on Route 22 to I-78 East. Stay on I-78 East to Exit 11 (W. Portal, Pattenburg). Go straight through the traffic light at the end of the exit ramp. Bear left at fork. Perryville Corporate Park entrance is one half mile on the right. Use the first driveway on the right and follow the signs for annual meeting parking.


                         THIS TICKET IS NOT TRANSFERABLE
--------------------------------------------------------------------------------

            JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"          PLEASE
                     PROPOSALS 1 THROUGH 9.                     MARK HERE
                                                                FOR ADDRESS
                                                                CHANGE       [_]
                                                                SEE REVERSE SIDE

                                                                WITHHOLD
Proposal 1. Election of three directors, for terms             AUTHORITY
expiring in 2007.                                     FOR       for all

Nominees:    Eugene D. Atkinson                       [_]         [_]
             Stephanie Hanbury-Brown
             David M. Sloan

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
MARK A LINE THROUGH THE NOMINEE'S NAME.

By checking the box to the right, I consent to future access of the          [_]
annual report, proxy statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the transfer agent, Mellon
Investor Services, South Hackensack, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility. Please disregard if you have previously provided your consent decision.

                                                      PLEASE MARK THIS
                                                       BOX IF YOU PLAN
                                                         TO ATTEND THE
                                                       ANNUAL MEETING.       [_]

                                                         FOR    AGAINST  ABSTAIN

Proposal 2 Appointment of PricewaterhouseCoopers LLP as  [_]      [_]      [_]
           Foster Wheeler Ltd.'s independent auditors for 2004 and authorization of the board, through the Audit Committee, to set remuneration.

Proposal 3. Approval of awards of restricted stock       [_]      [_]      [_]
units and stock options to directors.

Proposal 4. Amendment to the bye-laws replacing the      [_]      [_]      [_]
director retirement age of 72 with a provision requiring the board to establish a director retirement age.

Proposal 5. Amendment to the bye-laws replacing          [_]      [_]      [_]
director stock ownership requirements with a provision requiring the board to establish a non-employee director share ownership policy.

Proposal 6. Amendment to the bye-laws clarifying that    [_]      [_]      [_]
director remuneration will be determined by the directors from time to time.

Proposal 7. Consolidation of the Company's authorized    [_]      [_]      [_]
common share capital at a ratio of 1-for-20 and a related reduction in the par value per common share from $.20 to $.01.

Proposal 8. Reduction in the par value of the            [_]      [_]      [_]
Company's authorized common and preferred share capital from US$1.00 to US$.01 per share.

Proposal 9. Increase in the authorized capital of the    [_]      [_]      [_]
Company from US$1,615,000 to US$14,774,089.57 by the
authorization of an additional 1,315,908,957 common shares.



SIGNATURE                         SIGNATURE                    DATE
         ------------------------          -------------------     -------------
NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ABOVE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN EXECUTOR, ADMINISTRATOR, PERSONAL REPRESENTATIVE, TRUSTEE, ETC., PLEASE GIVE FULL TITLE AS SUCH.

--------------------------------------------------------------------------------
                           ^  FOLD AND DETACH HERE  ^